UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2546

Fidelity Commonwealth Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2013

Item 1. Reports to Stockholders

Fidelity® Series

100 Index

Fund

Annual Report

November 30, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2013	Past 1 year	Past 5 years	Life of fund A
Fidelity® Series 100 Index Fund	27.56%	15.82%	5.62%

A From March 29, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series 100 Index Fund, a class of the fund, on March 29, 2007, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 100® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: With the current bull run nearing the five-year mark, equity benchmarks ripped up old records during the 12 months ending November 30, 2013. Gains were fueled by strengthening U.S. economic data, as well as generally improving economies and accommodative monetary policies worldwide. The broad S&P 500® Index reached new peaks in its 30.30% climb for the period, and the blue-chip Dow Jones Industrial AverageSM surpassed historic milestones en route to a 26.63% gain. The Nasdaq Composite Index®, up 36.73% amid a resurgence in growth-oriented stocks, closed above 4,000 for the first time since 2000. Shedding anxiety over the 2012 U.S. presidential election - and apparently confident that the federal debt-ceiling debate would be resolved - markets rose from period start through late May. News that the U.S. Federal Reserve was considering an end to its stimulative bond-buying kept stocks in flux over the summer but, by September, the Fed had set aside any imminent tapering. Despite jitters over a potential U.S. military strike in Syria and, later, an October budget impasse that briefly shuttered the federal government, volatility was subdued heading into the holidays, with investor optimism helping many markets home in on all-time highs at period end. Elsewhere, non-U.S. developed-market equities saw similar results, with the MSCI® EAFE® Index adding 24.97%.

Comments from James Francis, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team for Fidelity® Series 100 Index Fund: For the year, the fund rose 27.56%, compared with 27.70% for the benchmark S&P 100® Index. On an absolute basis, the top individual contributor was Internet search leader Google, whose stock was up more than 50%. Also in the information technology sector - a group that gained roughly 19% - software maker Microsoft enjoyed good share-price growth. In health care - which added 36% - drug manufacturers Johnson & Johnson and Pfizer and biotechnology stock Gilead Sciences added value. Financials - the best-performing sector in the index, gaining 42% - was lifted by such large institutions as JPMorgan Chase, Bank of America, Wells Fargo and Citigroup. Industrial conglomerate General Electric also helped. In contrast, consumer electronics and personal computer maker Apple - the largest component of the index - was the biggest absolute detractor; the stock corrected sharply in the first five months of the period before making back most of its losses in subsequent months. Other technology stocks, such as IBM, online auction provider eBay and network-storage company EMC, lagged. Utilities, with a 1% return, was the weakest-performing sector in the index. Utility company Exelon did particularly poorly, with its shares plunging on a weak revenue outlook.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2013 to November 30, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Expenses Paid During Period* June 1, 2013 to November 30, 2013
Actual	.13%	$ 1,000.00	$ 1,111.40	$ .69 C
Hypothetical A		$ 1,000.00	$ 1,024.42	$ .66 C

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C If fees and changes to the Fund's contractual expenses effective August 1, 2013, had been in effect during the entire period, the annualized expense ratio would have been 0.10% and the expenses paid in the actual and hypothetical examples above would been $0.53 and $0.51, respectively.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.1	4.6
Exxon Mobil Corp.	4.1	4.4
Google, Inc. Class A	2.9	2.5
Microsoft Corp.	2.9	2.9
General Electric Co.	2.7	2.6
Johnson & Johnson	2.7	2.6
Chevron Corp.	2.4	2.6
Procter & Gamble Co.	2.3	2.3
JPMorgan Chase & Co.	2.1	2.3
Wells Fargo & Co.	2.1	2.2
	29.3
Market Sectors as of November 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.0	22.1
Financials	15.1	14.8
Health Care	12.6	12.4
Consumer Staples	11.6	12.2
Energy	11.3	12.0
Consumer Discretionary	10.4	9.8
Industrials	10.3	9.6
Telecommunication Services	3.3	3.6
Materials	2.0	2.0
Utilities	0.8	0.9

Annual Report

Investments November 30, 2013

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
CONSUMER DISCRETIONARY - 10.4%
Automobiles - 1.0%
Ford Motor Co.	1,063,853	$ 18,170,609
General Motors Co. (a)	254,162	9,843,694
		28,014,303
Hotels, Restaurants & Leisure - 1.6%
McDonald's Corp.	269,941	26,284,155
Starbucks Corp.	202,905	16,528,641
		42,812,796
Internet & Catalog Retail - 1.5%
Amazon.com, Inc. (a)	99,934	39,336,021
Media - 3.7%
Comcast Corp. Class A	706,271	35,221,735
The Walt Disney Co. (d)	448,636	31,646,783
Time Warner, Inc.	248,435	16,324,664
Twenty-First Century Fox, Inc. Class A	536,345	17,962,194
		101,155,376
Multiline Retail - 0.4%
Target Corp.	170,427	10,895,398
Specialty Retail - 1.6%
Home Depot, Inc.	386,812	31,204,124
Lowe's Companies, Inc.	284,021	13,485,317
		44,689,441
Textiles, Apparel & Luxury Goods - 0.6%
NIKE, Inc. Class B	201,959	15,983,035
TOTAL CONSUMER DISCRETIONARY		282,886,370
CONSUMER STAPLES - 11.6%
Beverages - 2.8%
PepsiCo, Inc.	416,454	35,173,705
The Coca-Cola Co.	1,029,517	41,376,288
		76,549,993
Food & Staples Retailing - 3.2%
Costco Wholesale Corp.	117,921	14,790,831
CVS Caremark Corp.	331,704	22,210,900
Wal-Mart Stores, Inc.	439,546	35,607,621
Walgreen Co.	234,771	13,898,443
		86,507,795
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - 0.6%
Mondelez International, Inc.	480,844	$ 16,122,699
Household Products - 2.9%
Colgate-Palmolive Co.	237,981	15,661,530
Procter & Gamble Co.	739,565	62,286,164
		77,947,694
Tobacco - 2.1%
Altria Group, Inc.	541,263	20,015,906
Philip Morris International, Inc.	437,067	37,386,711
		57,402,617
TOTAL CONSUMER STAPLES		314,530,798
ENERGY - 11.3%
Energy Equipment & Services - 1.9%
Halliburton Co.	228,338	12,028,846
National Oilwell Varco, Inc.	115,445	9,408,768
Schlumberger Ltd.	357,307	31,593,085
		53,030,699
Oil, Gas & Consumable Fuels - 9.4%
Anadarko Petroleum Corp.	135,749	12,057,226
Apache Corp.	109,047	9,976,710
Chevron Corp.	521,717	63,879,029
ConocoPhillips Co.	330,256	24,042,637
Devon Energy Corp.	103,057	6,247,315
Exxon Mobil Corp.	1,188,600	111,110,328
Occidental Petroleum Corp.	217,586	20,661,967
The Williams Companies, Inc.	184,487	6,497,632
		254,472,844
TOTAL ENERGY		307,503,543
FINANCIALS - 15.1%
Capital Markets - 1.5%
Bank of New York Mellon Corp.	310,671	10,469,613
Goldman Sachs Group, Inc.	112,785	19,053,898
Morgan Stanley	375,502	11,753,213
		41,276,724
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - 2.8%
U.S. Bancorp	496,669	$ 19,479,358
Wells Fargo & Co.	1,304,789	57,436,812
		76,916,170
Consumer Finance - 1.2%
American Express Co.	250,546	21,496,847
Capital One Financial Corp.	158,063	11,322,053
		32,818,900
Diversified Financial Services - 7.5%
Bank of America Corp.	2,901,034	45,894,358
Berkshire Hathaway, Inc. Class B (a)	486,045	56,638,824
Citigroup, Inc.	821,187	43,457,216
JPMorgan Chase & Co.	1,016,470	58,162,413
		204,152,811
Insurance - 1.6%
Allstate Corp.	125,147	6,791,728
American International Group, Inc.	398,668	19,833,733
MetLife, Inc.	302,393	15,781,891
		42,407,352
Real Estate Investment Trusts - 0.5%
Simon Property Group, Inc.	83,801	12,557,580
TOTAL FINANCIALS		410,129,537
HEALTH CARE - 12.6%
Biotechnology - 2.0%
Amgen, Inc.	203,433	23,207,637
Gilead Sciences, Inc. (a)(d)	413,325	30,920,843
		54,128,480
Health Care Equipment & Supplies - 1.5%
Abbott Laboratories	419,670	16,027,197
Baxter International, Inc.	146,572	10,032,853
Medtronic, Inc.	269,353	15,439,314
		41,499,364
Health Care Providers & Services - 0.8%
UnitedHealth Group, Inc.	274,546	20,448,186
Pharmaceuticals - 8.3%
AbbVie, Inc.	428,123	20,742,559
Bristol-Myers Squibb Co.	444,567	22,841,852
Eli Lilly & Co.	267,725	13,445,150
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Johnson & Johnson	760,982	$ 72,034,556
Merck & Co., Inc.	790,228	39,377,061
Pfizer, Inc.	1,787,721	56,724,387
		225,165,565
TOTAL HEALTH CARE		341,241,595
INDUSTRIALS - 10.3%
Aerospace & Defense - 3.5%
General Dynamics Corp.	89,753	8,226,760
Honeywell International, Inc.	211,936	18,758,455
Lockheed Martin Corp.	72,798	10,313,293
Raytheon Co.	87,084	7,722,609
The Boeing Co.	187,429	25,162,343
United Technologies Corp.	227,940	25,269,428
		95,452,888
Air Freight & Logistics - 1.2%
FedEx Corp.	80,241	11,129,427
United Parcel Service, Inc. Class B	195,094	19,973,724
		31,103,151
Electrical Equipment - 0.5%
Emerson Electric Co.	192,949	12,925,654
Industrial Conglomerates - 3.6%
3M Co.	175,333	23,408,709
General Electric Co.	2,749,990	73,314,733
		96,723,442
Machinery - 0.5%
Caterpillar, Inc.	171,801	14,534,365
Road & Rail - 1.0%
Norfolk Southern Corp.	84,239	7,386,918
Union Pacific Corp.	125,255	20,296,320
		27,683,238
TOTAL INDUSTRIALS		278,422,738
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 22.0%
Communications Equipment - 2.4%
Cisco Systems, Inc.	1,447,813	$ 30,766,026
QUALCOMM, Inc.	463,227	34,084,243
		64,850,269
Computers & Peripherals - 6.1%
Apple, Inc.	245,327	136,418,986
EMC Corp.	561,906	13,401,458
Hewlett-Packard Co.	518,962	14,193,611
		164,014,055
Internet Software & Services - 3.5%
eBay, Inc. (a)	314,614	15,894,299
Google, Inc. Class A (a)	75,539	80,040,369
		95,934,668
IT Services - 4.2%
Accenture PLC Class A	174,133	13,490,084
IBM Corp.	278,056	49,961,102
MasterCard, Inc. Class A	28,013	21,312,571
Visa, Inc. Class A	139,392	28,360,696
		113,124,453
Semiconductors & Semiconductor Equipment - 1.7%
Intel Corp.	1,345,321	32,072,453
Texas Instruments, Inc.	297,357	12,786,351
		44,858,804
Software - 4.1%
Microsoft Corp.	2,046,945	78,050,013
Oracle Corp.	962,874	33,979,823
		112,029,836
TOTAL INFORMATION TECHNOLOGY		594,812,085
MATERIALS - 2.0%
Chemicals - 1.6%
E.I. du Pont de Nemours & Co.	249,361	15,305,778
Monsanto Co.	143,959	16,314,873
The Dow Chemical Co.	326,802	12,764,886
		44,385,537
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.4%
Freeport-McMoRan Copper & Gold, Inc.	280,265	$ 9,722,393
TOTAL MATERIALS		54,107,930
TELECOMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 3.3%
AT&T, Inc.	1,434,163	50,496,879
Verizon Communications, Inc.	772,748	38,343,756
		88,840,635
UTILITIES - 0.8%
Electric Utilities - 0.8%
American Electric Power Co., Inc.	131,446	6,185,849
Exelon Corp.	231,303	6,224,364
Southern Co.	235,986	9,588,111
		21,998,324
TOTAL COMMON STOCKS (Cost $2,609,543,028)		2,694,473,555
U.S. Treasury Obligations - 0.1%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.09% 12/12/13 (e) (Cost $999,972)	$ 1,000,000	999,995
Money Market Funds - 1.4%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (b)	8,965,180	$ 8,965,180
Fidelity Securities Lending Cash Central Fund, 0.10% (b)(c)	29,212,200	29,212,200
TOTAL MONEY MARKET FUNDS (Cost $38,177,380)		38,177,380
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $2,648,720,380)		2,733,650,930
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(23,366,253)
NET ASSETS - 100%		$ 2,710,284,677
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
37 CME E-mini S&P 500 Index Contracts (United States)	Dec. 2013	$ 3,337,585	$ 43,425
27 CME S&P 500 Index Contracts (United States)	Dec. 2013	12,177,675	116,662
TOTAL EQUITY INDEX CONTRACTS		$ 15,515,260	$ 160,087
The face value of futures purchased as a percentage of net assets is 0.5%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $750,996.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 18,468
Fidelity Securities Lending Cash Central Fund	37,566
Total	$ 56,034
Other Information

The following is a summary of the inputs used, as of November 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 282,886,370	$ 282,886,370	$ -	$ -
Consumer Staples	314,530,798	314,530,798	-	-
Energy	307,503,543	307,503,543	-	-
Financials	410,129,537	410,129,537	-	-
Health Care	341,241,595	341,241,595	-	-
Industrials	278,422,738	278,422,738	-	-
Information Technology	594,812,085	594,812,085	-	-
Materials	54,107,930	54,107,930	-	-
Telecommunication Services	88,840,635	88,840,635	-	-
Utilities	21,998,324	21,998,324	-	-
U.S. Government and Government Agency Obligations	999,995	-	999,995	-
Money Market Funds	38,177,380	38,177,380	-	-
Total Investments in Securities:	$ 2,733,650,930	$ 2,732,650,935	$ 999,995	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 160,087	$ 160,087	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 160,087	$ -
Total Value of Derivatives	$ 160,087	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2013

Assets
Investment in securities, at value (including securities loaned of $28,649,394) - See accompanying schedule: Unaffiliated issuers (cost $2,610,543,000)	$ 2,695,473,550
Fidelity Central Funds (cost $38,177,380)	38,177,380
Total Investments (cost $2,648,720,380)		$ 2,733,650,930
Receivable for fund shares sold		1,109,347
Dividends receivable		6,364,549
Distributions receivable from Fidelity Central Funds		3,921
Other receivables		1,586
Total assets		2,741,130,333

Liabilities
Payable for fund shares redeemed	1,416,753
Accrued management fee	107,530
Payable for daily variation margin for derivative instruments	2,087
Other affiliated payables	107,086
Collateral on securities loaned, at value	29,212,200
Total liabilities		30,845,656

Net Assets		$ 2,710,284,677
Net Assets consist of:
Paid in capital		$ 3,294,495,958
Accumulated undistributed net realized gain (loss) on investments		(669,301,918)
Net unrealized appreciation (depreciation) on investments		85,090,637
Net Assets, for 230,357,961 shares outstanding		$ 2,710,284,677
Net Asset Value, offering price and redemption price per share ($2,710,284,677 ÷ 230,357,961 shares)		$ 11.77

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2013

Investment Income
Dividends		$ 59,349,072
Interest		1,447
Income from Fidelity Central Funds		56,034
Total income		59,406,553

Expenses
Management fee	$ 4,123,104
Transfer agent fees	153,888
Independent trustees' compensation	16,890
Interest	1,081
Miscellaneous	7,738
Total expenses before reductions	4,302,701
Expense reductions	(365,702)	3,936,999
Net investment income (loss)		55,469,554
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	46,442,908
Redemptions in-kind with affiliated entities	572,292,493
Futures contracts	3,626,672
Total net realized gain (loss)		622,362,073
Change in net unrealized appreciation (depreciation) on: Investment securities	(131,296,231)
Futures contracts	459,737
Total change in net unrealized appreciation (depreciation)		(130,836,494)
Net gain (loss)		491,525,579
Net increase (decrease) in net assets resulting from operations		$ 546,995,133

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2013	Year ended November 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 55,469,554	$ 159,288,044
Net realized gain (loss)	622,362,073	71,075,255
Change in net unrealized appreciation (depreciation)	(130,836,494)	929,655,891
Net increase (decrease) in net assets resulting from operations	546,995,133	1,160,019,190
Distributions to shareholders from net investment income	(209,886,783)	(129,639,109)
Share transactions Proceeds from sales of shares	660,899,049	2,133,947,895
Reinvestment of distributions	209,886,783	129,639,109
Cost of shares redeemed	(6,517,138,627)	(1,687,805,507)
Net increase (decrease) in net assets resulting from share transactions	(5,646,352,795)	575,781,497
Total increase (decrease) in net assets	(5,309,244,445)	1,606,161,578

Net Assets
Beginning of period	8,019,529,122	6,413,367,544
End of period (including undistributed net investment income of $0 and undistributed net investment income of $149,899,449, respectively)	$ 2,710,284,677	$ 8,019,529,122
Other Information Shares
Sold	59,244,955	222,489,890
Issued in reinvestment of distributions	21,167,619	14,782,110
Redeemed	(637,102,463)	(175,218,824)
Net increase (decrease)	(556,689,889)	62,053,176

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 10.19	$ 8.85	$ 8.33	$ 8.05	$ 6.84
Income from Investment Operations
Net investment income (loss) B	.25	.21	.18	.17	.18
Net realized and unrealized gain (loss)	2.35	1.31	.51	.29	1.23
Total from investment operations	2.60	1.52	.69	.46	1.41
Distributions from net investment income	(1.02)	(.18)	(.17)	(.18)	(.20)
Net asset value, end of period	$ 11.77	$ 10.19	$ 8.85	$ 8.33	$ 8.05
Total Return A	27.56%	17.49%	8.34%	5.83%	21.29%
Ratios to Average Net Assets C, E
Expenses before reductions	.18%	.20%	.20%	.20%	.20%
Expenses net of fee waivers, if any	.17%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.17%	.20%	.20%	.20%	.20%
Net investment income (loss)	2.34%	2.17%	2.05%	2.06%	2.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,710,285	$ 8,019,529	$ 6,413,368	$ 5,796,424	$ 5,838,679
Portfolio turnover rate D	19%	10%	6%	6%	18%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2013

1. Organization.

Fidelity Series 100 Index Fund (the Fund) is a fund of Fidelity Commonwealth Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

In September 2013, the Board of Trustees of the Fund approved the creation of an additional class of shares. The Fund commenced sale of Class F on December 4, 2013.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2013, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, contributions in kind, redemptions in kind, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 429,623,465
Gross unrealized depreciation	(363,970,307)
Net unrealized appreciation (depreciation) on securities and other investments	$ 65,653,158

Tax Cost	$ 2,667,997,772

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (649,864,439)
Net unrealized appreciation (depreciation)	$ 65,653,158

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (352,545,859)
2018	(297,318,580)
Total capital loss carryforward	$ (649,864,439)

The tax character of distributions paid was as follows:

	November 30, 2013	November 30, 2012
Ordinary Income	$ 209,886,783	$ 129,639,109

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the updates' adoption will be limited to additional financial statement disclosures as applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from

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4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts - continued

the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $3,626,672 and a change in net unrealized appreciation (depreciation) of $459,737 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities including in-kind transactions, other than short-term securities, aggregated $522,905,737 and $6,255,464,088, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. Effective October 1, 2013, the Board of Trustees approved an amendment to the management contract to reduce the management fee from an annual rate of .20% to .05% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, (which excludes transfer agent fees) except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees. In addition, the management fee paid to the investment adviser by the Fund is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees. For the period, the total annual management fee rate was .17% of average net assets.

Effective October 1, 2013, the Board of Trustees also approved a new expense contract for Series 100 Index limiting the total expenses of the class to an annual rate of .10% of the class' average net assets, with certain exceptions. Under this expense contract, the investment adviser pays class-level expenses of Series 100 Index as necessary so that the total expenses do not exceed an annual rate of .10% of the class's average net assets, with certain exceptions.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. Effective October 1, 2013, the Board of Trustees approved an amendment to the transfer agent agreement between the Fund and FIIOC such that FIIOC receives transfer agent fees at an annual rate of .075% of average net assets of Series 100 Index. Prior to October 1, 2013, the investment adviser paid the transfer agent fees on behalf of the Fund under the terms of the management fee contract. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, the total transfer agent fees paid were as follows:

Amount
Series 100 Index	$ 153,888

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 31,360,000.31%		$ 1,081

Redemptions In-Kind. During the period, 587,282,406 shares of the Fund held by affiliated entities were redeemed for investments with a value of $5,982,058,589. The net realized gain of $572,292,493 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or

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Notes to Financial Statements - continued

7. Committed Line of Credit - continued

emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7,738 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $37,566.

9. Expense Reductions.

Effective August 1, 2013, the investment adviser contractually agreed to reimburse Series 100 Index to the extent annual operating expenses exceeded .10% of the class' average net assets. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $365,622. Effective October 1, 2013, this expense limitation agreement was replaced by the new expense contract.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $80.

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Series 100 Index Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series 100 Index Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the schedule of investments, as of November 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series 100 Index Fund as of November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series 100 Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to a fund's benchmark index, over appropriate time periods taking into account relevant factors including the following:  general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; securities lending revenues; and fund cash flows and other factors.

Annual Report

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and its benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group comparison is not shown below.

Fidelity Series 100 Index Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 26% means that 74% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for non-management expenses (including transfer agent fees, pricing and bookkeeping fees, and fees paid to non-affiliated custodians) from the fund's all-inclusive fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in non-management expenses.

Annual Report

Fidelity Series 100 Index Fund

The Board noted that the fund's hypothetical net management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's hypothetical net management fee as well as the fund's all-inclusive fee. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Geode Capital Management, LLC

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

HUN-ANN-0114
1.842443.106

Fidelity®

Nasdaq Composite Index®

Fund

Annual Report

November 30, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Nasdaq®, OMX®, NASDAQ OMX®, Nasdaq Composite®, and The Nasdaq Stock Market®, Inc. are registered trademarks of The NASDAQ OMX Group, Inc. (which with its Affiliates are the Corporations) and are licensed for use by Fidelity. The product has not been passed on by the Corporations as to its legality or suitability. The product is not issued, endorsed or sold by the Corporations. The Corporations make no warranties and bear no liability with respect to shares of the product.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity® Nasdaq Composite Index® Fund	36.39%	22.60%	8.30%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Nasdaq Composite Index® Fund on November 30, 2003. The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite Index® performed over the same period.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Management's Discussion of Fund Performance

Market Recap: With the current bull run nearing the five-year mark, equity benchmarks ripped up old records during the 12 months ending November 30, 2013. Gains were fueled by strengthening U.S. economic data, as well as generally improving economies and accommodative monetary policies worldwide. The broad S&P 500® Index reached new peaks in its 30.30% climb for the period, and the blue-chip Dow Jones Industrial AverageSM surpassed historic milestones en route to a 26.63% gain. The Nasdaq Composite Index®, up 36.73% amid a resurgence in growth-oriented stocks, closed above 4,000 for the first time since 2000. Shedding anxiety over the 2012 U.S. presidential election - and apparently confident that the federal debt-ceiling debate would be resolved - markets rose from period start through late May. News that the U.S. Federal Reserve was considering an end to its stimulative bond-buying kept stocks in flux over the summer but, by September, the Fed had set aside any imminent tapering. Despite jitters over a potential U.S. military strike in Syria and, later, an October budget impasse that briefly shuttered the federal government, volatility was subdued heading into the holidays, with investor optimism helping many markets home in on all-time highs at period end. Elsewhere, non-U.S. developed-market equities saw similar results, with the MSCI® EAFE® Index adding 24.97%.

Comments from James Francis, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team for Fidelity® Nasdaq Composite Index® Fund: For the year, the fund rose 36.39%, roughly in line with the Nasdaq index. On an absolute basis, the top individual contributors were software maker Microsoft and Internet search leader Google, whose shares were up roughly 47% and more than 50%, respectively. Social-networking company Facebook also helped, as the company saw increased profits from mobile advertising. In consumer discretionary - the strongest-performing sector of the period - online retailer Amazon.com helped, especially in late October after the company posted better-than-anticipated sales. Meanwhile, in health care - the next-best performing group - biotechnology companies Gilead Sciences, Celgene and Biogen Idec all contributed. In contrast, the biggest individual detractor was consumer electronics and personal computer maker Apple - by far the largest position in the index and fund - whose shares declined 3%. Other technology stocks, such as online auction provider eBay and voice-recognition software company Nuance Communications, hurt. Of final note, shares of Intuitive Surgical plummeted in July, as the maker of robotic surgical systems lost more than 15% in a single day on disappointing second-quarter financial results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2013 to November 30, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Expenses Paid During Period* June 1, 2013 to November 30, 2013
Actual	.31%	$ 1,000.00	$ 1,181.90	$ 1.70
HypotheticalA		$ 1,000.00	$ 1,023.51	$ 1.57

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	8.2	7.8
Microsoft Corp.	5.2	5.4
Google, Inc. Class A	4.7	4.3
Amazon.com, Inc.	2.9	2.3
QUALCOMM, Inc.	2.1	2.0
Intel Corp.	1.9	2.2
Gilead Sciences, Inc.	1.9	1.5
Cisco Systems, Inc.	1.9	2.4
Comcast Corp. Class A	1.7	1.7
Amgen, Inc.	1.4	1.4
	31.9
Market Sectors as of November 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	45.2	47.4
Consumer Discretionary	20.1	18.1
Health Care	14.9	13.9
Financials	7.0	6.7
Industrials	4.5	4.3
Consumer Staples	3.9	3.9
Telecommunication Services	1.5	1.2
Energy	1.2	1.3
Materials	0.8	0.8
Utilities	0.1	0.1
Asset Allocation (% of fund's net assets)
To match the Nasdaq Composite Index, Fidelity Nasdaq Composite Index Fund seeks 100% investment exposure to stocks at all times.

Annual Report

Investments November 30, 2013

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
CONSUMER DISCRETIONARY - 20.1%
Auto Components - 0.3%
Ballard Power Systems, Inc. (a)(d)	6,442	$ 8,488
China Automotive Systems, Inc. (a)(d)	2,230	19,223
China XD Plastics Co. Ltd. (a)(d)	4,588	21,105
Dorman Products, Inc. (d)	3,747	186,526
Federal-Mogul Corp. Class A (a)(d)	16,298	334,435
Fox Factory Holding Corp.	3,550	65,249
Fuel Systems Solutions, Inc. (a)	2,518	34,396
Gentex Corp. (d)	16,632	495,800
Gentherm, Inc. (a)	4,079	98,549
Motorcar Parts of America, Inc. (a)	1,158	20,369
Quantum Fuel Systems Technologies Worldwide, Inc. (a)	2,441	16,770
Remy International, Inc.	5,067	117,706
Shiloh Industries, Inc.	4,105	95,154
SORL Auto Parts, Inc. (a)	1,464	6,032
Spartan Motors, Inc.	2,787	19,258
Strattec Security Corp.	415	18,621
The Goodyear Tire & Rubber Co.	27,383	609,546
		2,167,227
Automobiles - 0.3%
Kandi Technolgies, Inc. (a)(d)	3,592	25,755
Tesla Motors, Inc. (a)(d)	13,587	1,729,353
		1,755,108
Distributors - 0.2%
Core-Mark Holding Co., Inc.	1,602	118,260
LKQ Corp. (a)	33,278	1,103,166
Pool Corp.	4,785	268,151
VOXX International Corp. (a)	1,524	27,188
Weyco Group, Inc.	1,086	31,874
		1,548,639
Diversified Consumer Services - 0.3%
American Public Education, Inc. (a)(d)	1,702	76,913
Apollo Ed Group, Inc. Class A (non-vtg.) (a)	12,806	336,670
Ascent Capital Group, Inc. (a)	1,360	116,933
Cambium Learning Group, Inc. (a)	3,505	5,363
Capella Education Co. (d)	1,212	79,653
Career Education Corp. (a)	5,375	27,144
ChinaEdu Corp. sponsored ADR (a)	1,016	6,685
Collectors Universe, Inc.	712	11,812
Corinthian Colleges, Inc. (a)	7,598	12,765
Education Management Corp. (a)	14,662	169,346
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Diversified Consumer Services - continued
Grand Canyon Education, Inc. (a)(d)	5,154	$ 234,713
Houghton Mifflin Harcourt Co.	17,033	295,693
JTH Holding, Inc. Class A (a)(d)	3,685	89,730
Learning Tree International, Inc. (a)	1,097	3,083
Lincoln Educational Services Corp.	1,850	9,898
Matthews International Corp. Class A	2,914	122,913
National American University Holdings, Inc.	1,829	6,712
Outerwall, Inc. (a)(d)	2,977	203,627
Steiner Leisure Ltd. (a)	1,581	93,532
Stewart Enterprises, Inc. Class A	9,050	119,913
Strayer Education, Inc.	1,129	41,942
		2,065,040
Hotels, Restaurants & Leisure - 2.9%
AFC Enterprises, Inc. (a)	3,216	140,185
Ambassadors Group, Inc.	1,175	5,417
BJ's Restaurants, Inc. (a)(d)	2,772	82,162
Bloomin' Brands, Inc. (a)	13,915	364,573
Bob Evans Farms, Inc.	2,944	163,657
Bravo Brio Restaurant Group, Inc. (a)	2,791	44,572
Buffalo Wild Wings, Inc. (a)(d)	1,987	298,527
Caesars Acquisition Co. (a)(d)	14,000	170,240
Caesars Entertainment Corp. (a)(d)	13,762	281,295
Carrols Restaurant Group, Inc. (a)	1,559	10,445
Century Casinos, Inc. (a)	2,256	12,024
China Lodging Group Ltd. ADR (a)(d)	3,262	85,758
Churchill Downs, Inc.	1,815	163,078
Chuys Holdings, Inc. (a)	1,871	65,186
Cosi, Inc. (a)	499	823
Cracker Barrel Old Country Store, Inc. (d)	3,099	336,211
Del Frisco's Restaurant Group, Inc. (a)	2,911	61,626
Denny's Corp. (a)	7,593	54,670
Diversified Restaurant Holdings, Inc. (a)	7,414	41,963
Dunkin' Brands Group, Inc.	11,831	579,482
Einstein Noah Restaurant Group, Inc.	4,682	74,865
Empire Resorts, Inc. (a)(d)	3,268	16,209
Famous Dave's of America, Inc. (a)	1,074	21,555
Fiesta Restaurant Group, Inc. (a)(d)	2,187	107,097
Gaming Partners International Corp.	597	4,830
Home Inns & Hotels Management, Inc. sponsored ADR (a)(d)	3,973	159,436
Iao Kun Group Hldng Co. Ltd.	4,200	13,272
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Icahn Enterprises LP	12,757	$ 1,544,490
Ignite Restaurant Group, Inc. (a)(d)	2,411	29,776
International Speedway Corp. Class A	3,385	116,207
Interval Leisure Group, Inc.	6,529	174,847
Isle of Capri Casinos, Inc. (a)	3,470	28,211
Jack in the Box, Inc. (a)	4,948	234,288
Jamba, Inc. (a)	1,132	13,358
Lakes Entertainment, Inc. (a)	2,346	9,267
Marriott International, Inc. Class A (d)	34,619	1,627,785
Melco Crown Entertainment Ltd. sponsored ADR (a)	20,598	733,083
Monarch Casino & Resort, Inc. (a)	1,459	25,897
Morgans Hotel Group Co. (a)	2,367	19,054
MTR Gaming Group, Inc. (a)	1,922	10,686
Multimedia Games Holding Co., Inc. (a)	3,356	97,324
Nathan's Famous, Inc. (a)(d)	496	26,159
Noodles & Co. (d)	2,332	94,749
Norwegian Cruise Line Holdings Ltd.	22,739	775,400
Panera Bread Co. Class A (a)	3,088	546,236
Papa John's International, Inc.	2,235	189,696
Penn National Gaming, Inc. (a)	8,408	121,412
PokerTek, Inc. (a)	228	253
Potbelly Corp.	2,850	79,444
Premier Exhibitions, Inc. (a)	3,637	4,292
Red Robin Gourmet Burgers, Inc. (a)	1,660	132,319
Rick's Cabaret International, Inc. (a)	1,724	17,878
Ruth's Hospitality Group, Inc.	3,483	50,086
Scientific Games Corp. Class A (a)	9,867	177,113
Sonic Corp. (a)	5,467	108,192
Starbucks Corp.	83,757	6,822,845
Texas Roadhouse, Inc. Class A	7,090	198,378
The Cheesecake Factory, Inc.	6,229	303,664
Town Sports International Holdings, Inc.	5,891	81,001
Wendy's Co.	44,848	386,141
Wynn Resorts Ltd.	11,133	1,846,631
		19,985,320
Household Durables - 0.3%
Bassett Furniture Industries, Inc.	931	14,682
Cavco Industries, Inc. (a)	1,564	105,523
Dixie Group, Inc. (a)	767	9,956
EveryWare Global, Inc. (a)	3,960	32,314
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Flexsteel Industries, Inc.	1,388	$ 38,392
Garmin Ltd.	21,837	1,060,405
Helen of Troy Ltd. (a)	3,230	157,333
Hooker Furniture Corp.	696	11,888
iRobot Corp. (a)(d)	3,057	101,523
Lifetime Brands, Inc.	2,464	36,024
SGOCO Technology Ltd. (a)	1,000	3,840
Skullcandy, Inc. (a)	2,787	16,917
SodaStream International Ltd. (a)(d)	2,259	129,847
Stanley Furniture Co., Inc. (a)	825	3,135
Universal Electronics, Inc. (a)	1,279	48,615
Zagg, Inc. (a)	3,197	13,555
		1,783,949
Internet & Catalog Retail - 5.3%
1-800-FLOWERS.com, Inc. Class A (a)	1,747	8,892
Amazon.com, Inc. (a)	51,156	20,136,025
Blue Nile, Inc. (a)(d)	1,382	63,655
CafePress, Inc. (a)	1,330	8,845
Ctrip.com International Ltd. sponsored ADR (a)(d)	16,282	777,954
dELiA*s, Inc. (a)	2,226	2,671
eLong, Inc. sponsored ADR (a)	893	15,904
Expedia, Inc.	13,882	884,145
FTD Companies, Inc. (a)	2,632	86,803
Gaiam, Inc. Class A (a)	1,930	12,178
Geeknet, Inc. (a)	449	8,459
Groupon, Inc. Class A (a)(d)	73,974	669,465
Hollywood Media Corp. (a)	3,540	5,239
HomeAway, Inc. (a)(d)	9,763	356,350
HSN, Inc.	6,193	355,478
Liberty Media Corp.:
Interactive Series A (a)	58,766	1,650,149
Series A (a)	4,073	495,073
MakeMyTrip Ltd. (a)	4,155	66,314
Mecox Lane Ltd. ADR (a)	160	698
Netflix, Inc. (a)	6,602	2,415,012
NutriSystem, Inc.	3,003	59,099
Overstock.com, Inc. (a)(d)	2,948	82,544
PetMed Express, Inc.	1,606	25,343
priceline.com, Inc. (a)	5,738	6,841,590
Qunar Cayman Islands Ltd. sponsored ADR	1,571	41,474
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - continued
RetailMeNot, Inc.	5,081	$ 145,672
Shutterfly, Inc. (a)(d)	4,121	194,635
TripAdvisor, Inc. (a)(d)	14,563	1,286,204
U.S. Auto Parts Network, Inc. (a)	2,459	6,541
ValueVision Media, Inc. Class A (a)	5,170	29,779
Vitacost.com, Inc. (a)	3,923	22,518
zulily, Inc.	1,438	50,316
		36,805,024
Leisure Equipment & Products - 0.4%
Arctic Cat, Inc.	1,267	71,294
Black Diamond, Inc. (a)(d)	4,678	62,451
Escalade, Inc.	749	7,969
Hasbro, Inc.	14,148	761,445
JAKKS Pacific, Inc.	3,085	19,929
Johnson Outdoors, Inc. Class A	771	22,081
Mattel, Inc.	38,856	1,797,867
Smith & Wesson Holding Corp. (a)(d)	6,189	73,154
Summer Infant, Inc. (a)	1,750	3,780
		2,819,970
Media - 7.4%
AirMedia Group, Inc. ADR (a)	3,030	5,030
AMC Networks, Inc. Class A (a)	6,974	447,661
Beasley Broadcast Group, Inc. Class A	689	6,332
Bona Film Group Ltd. sponsored ADR (a)	1,803	9,898
Carmike Cinemas, Inc. (a)	2,708	64,830
Central European Media Enterprises Ltd. Class A (a)(d)	17,046	42,615
Charter Communications, Inc. Class A (a)	11,298	1,526,360
China Yida Holding Co. (a)	388	1,339
ChinaNet Online Holdings, Inc. (a)(d)	1,300	949
Comcast Corp.:
Class A	233,541	11,646,690
Class A (special) (non-vtg.) (d)	57,990	2,792,219
Crown Media Holdings, Inc. Class A (a)(d)	40,939	137,146
CTC Media, Inc.	16,757	211,976
Cumulus Media, Inc. Class A (a)(d)	18,440	128,711
Daily Journal Corp. (a)(d)	220	32,120
Dex Media, Inc. (a)(d)	1,928	13,997
Digital Generation, Inc. (a)	2,630	31,060
DIRECTV (a)(d)	61,344	4,055,452
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Discovery Communications, Inc.:
Class A (a)(d)	15,316	$ 1,336,627
Class B (a)	715	62,327
Class C (non-vtg.) (a)	11,271	910,359
DISH Network Corp. Class A	24,146	1,307,747
DreamWorks Animation SKG, Inc. Class A (a)(d)	8,372	266,732
Emmis Communications Corp. Class A (a)	2,486	6,588
Global Sources Ltd. (a)	3,344	25,782
Harris Interactive, Inc. (a)	4,199	8,440
Hemisphere Media Group, Inc. (a)	2,622	29,235
Insignia Systems, Inc. (a)	738	2,015
Lamar Advertising Co. Class A (a)	9,034	450,977
Liberty Global PLC:
Class A (a)	24,201	2,076,688
Class B (a)	247	21,089
Class C (a)	20,253	1,649,607
Liberty Media Corp. Class A (a)	13,594	2,086,135
Loral Space & Communications Ltd.	2,333	184,144
MDC Partners, Inc. Class A (sub. vtg.)	5,023	114,323
Morningstar, Inc.	5,112	426,392
National CineMedia, Inc.	7,340	136,891
News Corp.:
Class A (a)	42,093	755,990
Class B (a)	21,978	394,945
Nexstar Broadcasting Group, Inc. Class A	3,130	155,467
Radio One, Inc. Class D (non-vtg.) (a)	3,233	11,186
ReachLocal, Inc. (a)(d)	2,733	34,572
Reading International, Inc. Class A (a)	2,789	20,332
Rentrak Corp. (a)	1,616	64,478
RLJ Entertainment, Inc. (a)	120	510
RRSat Global Communications Network Ltd.	1,296	9,785
Salem Communications Corp. Class A	2,027	18,223
Scholastic Corp.	3,140	95,896
SFX Entertainment, Inc.	8,165	81,405
Sinclair Broadcast Group, Inc. Class A	7,940	260,591
Sirius XM Holdings, Inc. (d)	696,242	2,624,832
Spanish Broadcasting System, Inc. Class A (a)	311	1,204
Starz - Liberty Capital Series A (a)(d)	12,373	349,908
The Madison Square Garden Co. Class A (a)	6,894	388,546
Twenty-First Century Fox, Inc.:
Class A	167,880	5,622,301
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Twenty-First Century Fox, Inc.: - continued
Class B (d)	90,414	$ 2,986,374
Value Line, Inc.	658	6,396
Viacom, Inc.:
Class A	4,308	345,760
Class B (non-vtg.)	49,268	3,949,816
VisionChina Media, Inc. ADR (a)	267	2,326
WPP PLC ADR (d)	2,024	224,178
		50,661,504
Multiline Retail - 0.3%
Dollar Tree, Inc. (a)(d)	24,646	1,371,550
Fred's, Inc. Class A	5,936	103,049
Gordmans Stores, Inc.	2,098	21,924
Sears Holdings Corp. (a)(d)	11,932	758,040
The Bon-Ton Stores, Inc. (d)	1,410	25,070
Tuesday Morning Corp. (a)	4,055	56,162
		2,335,795
Specialty Retail - 1.9%
America's Car Mart, Inc. (a)(d)	822	34,549
Ascena Retail Group, Inc. (a)	17,600	374,880
bebe stores, Inc.	8,147	47,986
Bed Bath & Beyond, Inc. (a)(d)	24,234	1,890,979
Big 5 Sporting Goods Corp.	1,981	36,886
Body Central Corp. (a)	1,200	4,704
Books-A-Million, Inc. (a)(d)	1,634	4,216
Cache, Inc. (a)	4,123	21,605
Citi Trends, Inc. (a)	1,148	18,953
Coldwater Creek, Inc. (a)(d)	1,716	1,544
Conn's, Inc. (a)	3,721	224,488
Destination Maternity Corp.	1,585	48,406
Destination XL Group, Inc. (a)	4,191	29,463
Finish Line, Inc. Class A	5,933	156,691
Five Below, Inc. (a)(d)	6,109	324,754
Francescas Holdings Corp. (a)(d)	5,445	106,831
Hastings Entertainment, Inc.	1,374	2,940
Hibbett Sports, Inc. (a)(d)	2,734	176,534
Jos. A. Bank Clothiers, Inc. (a)	3,035	172,449
Kirkland's, Inc. (a)	1,743	44,656
Mattress Firm Holding Corp. (a)(d)	3,941	146,329
Monro Muffler Brake, Inc. (d)	3,614	191,759
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
O'Reilly Automotive, Inc. (a)(d)	12,087	$ 1,510,392
Pacific Sunwear of California, Inc. (a)	6,909	20,105
Perfumania Holdings, Inc. (a)	1,858	9,160
PetSmart, Inc. (d)	11,463	849,523
Rent-A-Center, Inc. (d)	5,975	203,509
Ross Stores, Inc.	24,185	1,849,185
Sears Hometown & Outlet Stores, Inc. (a)	2,985	95,460
Select Comfort Corp. (a)(d)	5,898	124,507
Shoe Carnival, Inc.	1,800	52,074
Staples, Inc. (d)	73,378	1,139,560
Stein Mart, Inc.	5,907	87,069
The Children's Place Retail Stores, Inc. (a)	3,556	195,580
Tile Shop Holdings, Inc. (a)(d)	5,964	99,897
Tractor Supply Co. (d)	15,566	1,139,587
Trans World Entertainment Corp.	6,821	29,671
Ulta Salon, Cosmetics & Fragrance, Inc. (a)(d)	7,161	909,017
Urban Outfitters, Inc. (a)	16,718	652,336
West Marine, Inc. (a)	2,166	29,328
Wet Seal, Inc. Class A (a)	7,436	24,762
Winmark Corp.	446	38,200
Zumiez, Inc. (a)	3,571	99,167
		13,219,691
Textiles, Apparel & Luxury Goods - 0.5%
Charles & Colvard Ltd. (a)	4,097	21,673
Cherokee, Inc.	881	12,616
Columbia Sportswear Co.	4,063	281,932
Costa, Inc. Class A (a)	980	21,462
Crocs, Inc. (a)	10,744	148,267
Deckers Outdoor Corp. (a)(d)	4,013	331,634
Exceed Co. Ltd. (a)	1,935	2,864
Fossil Group, Inc. (a)	6,239	794,038
G-III Apparel Group Ltd. (a)	2,359	142,130
Iconix Brand Group, Inc. (a)(d)	6,536	259,348
Joe's Jeans, Inc. (a)	4,434	5,321
Kingold Jewelry, Inc. (a)(d)	5,932	10,559
lululemon athletica, Inc. (a)(d)	12,790	891,719
Perry Ellis International, Inc.	4,317	67,043
R.G. Barry Corp.	1,275	24,480
Rocky Brands, Inc.	397	6,102
Steven Madden Ltd. (a)	7,488	291,732
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Superior Uniform Group, Inc.	90	$ 1,383
Tandy Brands Accessories, Inc. (a)	905	353
Vera Bradley, Inc. (a)(d)	4,144	104,097
		3,418,753
TOTAL CONSUMER DISCRETIONARY		138,566,020
CONSUMER STAPLES - 3.9%
Beverages - 0.2%
Coca-Cola Bottling Co. Consolidated	844	57,308
Craft Brew Alliance, Inc. (a)	6,177	109,642
MGP Ingredients, Inc.	1,799	9,013
Monster Beverage Corp. (a)	18,605	1,101,044
National Beverage Corp.	5,140	108,557
Primo Water Corp. (a)	1,600	4,912
		1,390,476
Food & Staples Retailing - 1.6%
Andersons, Inc.	2,027	172,437
Arden Group, Inc. Class A	433	56,286
Casey's General Stores, Inc. (d)	4,025	299,541
Chefs' Warehouse Holdings (a)(d)	2,181	55,964
China Jo-Jo Drugstores, Inc. (a)	1,100	854
Costco Wholesale Corp.	48,796	6,120,482
Fairway Group Holdings Corp. (d)	3,145	59,724
Fresh Market, Inc. (a)(d)	5,642	229,686
G Willi-Food International Ltd. (a)	177	1,451
Ingles Markets, Inc. Class A	1,211	31,813
PriceSmart, Inc. (d)	3,392	423,288
QKL Stores, Inc. (a)	137	603
Spartan Stores, Inc. (d)	3,188	73,962
Sprouts Farmers Market LLC	16,214	613,538
The Pantry, Inc. (a)	2,076	29,874
United Natural Foods, Inc. (a)(d)	5,791	398,710
Village Super Market, Inc. Class A	1,257	48,684
Whole Foods Market, Inc.	41,921	2,372,729
		10,989,626
Food Products - 2.0%
Alico, Inc.	753	29,352
Boulder Brands, Inc. (a)(d)	5,745	87,956
Bridgford Foods Corp.	433	4,135
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Cal-Maine Foods, Inc.	2,345	$ 128,858
Calavo Growers, Inc.	2,804	86,447
Diamond Foods, Inc. (a)(d)	2,254	55,764
Farmer Brothers Co. (a)	1,539	31,396
Green Mountain Coffee Roasters, Inc. (d)	16,821	1,133,399
Griffin Land & Nurseries, Inc.	515	16,995
Hain Celestial Group, Inc. (a)(d)	5,462	451,653
Inventure Foods, Inc. (a)	1,520	19,441
J&J Snack Foods Corp.	1,993	171,239
John B. Sanfilippo & Son, Inc.	641	16,339
Kraft Foods Group, Inc.	66,551	3,535,189
Lancaster Colony Corp.	3,156	273,499
Le Gaga Holdings Ltd. ADR (a)	950	3,306
Lifeway Foods, Inc. (d)	1,830	27,670
Limoneira Co.	1,164	30,671
Mondelez International, Inc.	199,108	6,676,091
Origin Agritech Ltd. (a)	2,765	4,977
Pilgrims Pride Corp. (a)	29,339	480,573
Sanderson Farms, Inc. (d)	2,731	186,637
Seneca Foods Corp. Class A (a)	1,052	32,959
SkyPeople Fruit Juice, Inc. (a)(d)	1,700	3,196
Snyders-Lance, Inc.	7,344	211,581
SunOpta, Inc. (a)(d)	8,249	76,303
		13,775,626
Household Products - 0.0%
Central Garden & Pet Co. Class A (non-vtg.) (a)	5,332	41,696
WD-40 Co.	1,986	149,466
		191,162
Personal Products - 0.1%
Elizabeth Arden, Inc. (a)(d)	3,272	129,342
Inter Parfums, Inc.	3,690	134,316
LifeVantage Corp. (a)	10,300	19,776
Mannatech, Inc. (a)	170	3,655
Nature's Sunshine Products, Inc.	1,394	26,751
Neptune Technologies & Bioressources, Inc. (a)(d)	6,363	16,109
Nutraceutical International Corp.	889	22,758
Reliv International, Inc.	923	2,898
Star Scientific, Inc. (a)(d)	16,201	21,061
Synutra International, Inc. (a)(d)	5,975	53,536
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - continued
The Female Health Co.	3,903	$ 35,751
United-Guardian, Inc.	81	2,100
		468,053
TOTAL CONSUMER STAPLES		26,814,943
ENERGY - 1.2%
Energy Equipment & Services - 0.2%
Bolt Technology Corp.	1,828	36,907
Dawson Geophysical Co. (a)	534	17,259
ENGlobal Corp. (a)	1,250	1,925
Exterran Partners LP	5,888	163,863
Forbes Energy Services Ltd. (a)	1,723	6,341
Geospace Technologies Corp. (a)(d)	1,398	122,003
Gulf Island Fabrication, Inc.	1,159	30,667
Hercules Offshore, Inc. (a)	18,157	116,023
Matrix Service Co. (a)	1,981	43,978
Mitcham Industries, Inc. (a)(d)	966	16,905
Ocean Rig UDW, Inc. (United States) (a)	15,955	332,343
Patterson-UTI Energy, Inc.	16,476	384,056
PHI, Inc. (non-vtg.) (a)	2,236	94,963
RigNet, Inc. (a)(d)	1,877	79,735
Tesco Corp. (a)	3,830	68,480
TGC Industries, Inc.	1,383	9,958
		1,525,406
Oil, Gas & Consumable Fuels - 1.0%
Abraxas Petroleum Corp. (a)(d)	14,110	50,796
Alliance Holdings GP, LP	6,410	352,486
Alliance Resource Partners LP	3,897	285,533
Amyris, Inc. (a)(d)	5,997	16,672
APCO Oil and Gas International, Inc. (a)	981	15,431
Approach Resources, Inc. (a)(d)	4,111	87,112
BioFuel Energy Corp. (a)	1,164	2,258
Blueknight Energy Partners LP	2,517	23,182
BreitBurn Energy Partners LP	11,540	218,221
Calumet Specialty Products Partners LP	7,558	216,083
Capital Product Partners LP	10,549	94,519
Carrizo Oil & Gas, Inc. (a)(d)	4,860	196,538
Ceres, Inc. (a)(d)	2,501	4,052
Clayton Williams Energy, Inc. (a)	1,164	84,274
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Clean Energy Fuels Corp. (a)(d)	9,504	$ 118,705
Crosstex Energy LP	9,925	264,402
Crosstex Energy, Inc.	7,953	258,473
Diamondback Energy, Inc. (a)(d)	5,197	258,499
Dorchester Minerals LP	2,982	73,208
Double Eagle Petroleum Co. (a)	564	1,275
Dynagas LNG Partners LP (a)	1,500	28,125
Eagle Rock Energy Partners LP	20,651	125,145
Energy XXI (Bermuda) Ltd.	8,067	219,100
EV Energy Partners LP	6,055	197,999
FX Energy, Inc. (a)(d)	4,499	15,387
Gevo, Inc. (a)(d)	4,703	8,371
Golar LNG Ltd. (NASDAQ) (d)	9,086	330,094
Golar LNG Partners LP	3,659	117,015
Green Plains Renewable Energy, Inc.	2,634	45,516
Gulfport Energy Corp. (a)	8,741	510,737
Hallador Energy Co.	2,945	23,295
Isramco, Inc. (a)	239	30,114
Ivanhoe Energy, Inc. (a)(d)	10,891	5,125
James River Coal Co. (a)(d)	2,824	4,038
KiOR, Inc. Class A (a)(d)	4,185	9,877
Knightsbridge Tankers Ltd.	1,852	14,464
L&L Energy, Inc. (a)(d)	2,643	4,440
Legacy Reserves LP	5,830	157,352
LINN Energy LLC/LINN Energy Finance Corp.	26,098	793,901
LinnCo LLC (d)	4,135	128,929
Magellan Petroleum Corp. (a)	4,557	4,648
Marine Petroleum Trust	339	5,431
Marlin Midstream Partners LP	1,313	23,135
Martin Midstream Partners LP	3,139	140,972
Memorial Production Partners LP	6,254	124,767
Mid-Con Energy Partners LP	2,281	51,847
Pacific Ethanol, Inc. (a)(d)	795	2,989
PDC Energy, Inc. (a)(d)	3,723	219,322
PostRock Energy Corp. (a)	1,147	1,755
PrimeEnergy Corp. (a)	333	16,484
Renewable Energy Group, Inc. (a)	4,128	46,935
Rentech, Inc.	34,673	62,758
Rex Energy Corp. (a)(d)	5,334	102,306
Rosetta Resources, Inc. (a)(d)	6,510	329,211
Sino Clean Energy, Inc. rights (a)	623	0
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Solazyme, Inc. (a)(d)	6,225	$ 55,776
StealthGas, Inc. (a)	3,775	46,357
Syntroleum Corp. (a)	705	2,432
Top Ships, Inc. (a)	189	321
TransGlobe Energy Corp. (a)	7,931	69,715
U.S. Energy Corp. (a)	3,179	10,236
Uranium Resources, Inc. (a)(d)	678	2,244
Vanguard Natural Resources LLC	7,469	213,165
Warren Resources, Inc. (a)	6,353	20,647
Westmoreland Coal Co. (a)	1,067	15,962
ZaZa Energy Corp. (a)(d)	10,467	11,095
Zion Oil & Gas, Inc. (a)	3,214	4,917
		6,976,170
TOTAL ENERGY		8,501,576
FINANCIALS - 7.0%
Capital Markets - 1.0%
BGC Partners, Inc. Class A	25,572	150,875
Calamos Asset Management, Inc. Class A	1,792	19,873
Capital Southwest Corp. (d)	1,796	61,621
Carlyle Group LP	5,852	190,190
CIFI Corp.	1,822	14,521
Cowen Group, Inc. Class A (a)	18,284	73,867
Diamond Hill Investment Group, Inc.	278	34,542
E*TRADE Financial Corp. (a)	32,135	575,859
FBR & Co. (a)	1,363	38,314
Financial Engines, Inc.	5,600	379,400
Gleacher & Co., Inc. (a)	621	6,837
Harris & Harris Group, Inc. (a)	3,415	11,030
Horizon Technology Finance Corp.	560	7,952
ICG Group, Inc. (a)	3,834	65,906
INTL FCStone, Inc. (a)(d)	2,645	54,990
LPL Financial	11,343	486,274
Medallion Financial Corp.	1,715	30,424
Northern Trust Corp.	27,089	1,597,980
SEI Investments Co.	19,350	649,773
Siebert Financial Corp. (a)	2,067	3,266
T. Rowe Price Group, Inc.	28,514	2,294,236
U.S. Global Investments, Inc. Class A	870	2,166
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Virtus Investment Partners, Inc. (a)	971	$ 201,774
WisdomTree Investments, Inc. (a)	13,485	206,590
		7,158,260
Commercial Banks - 3.1%
1st Source Corp.	3,717	118,758
1st United Bancorp, Inc.	2,920	23,798
Access National Corp.	974	15,350
ACNB Corp.	1,852	33,280
American National Bankshares, Inc.	1,283	33,307
American River Bankshares (a)	684	6,300
Ameris Bancorp (a)	2,404	49,210
Ames National Corp.	710	16,259
Arrow Financial Corp.	3,217	90,076
Associated Banc-Corp.	19,277	332,335
Auburn National Bancorp., Inc.	32	794
BancFirst Corp.	1,957	109,064
Bancorp, Inc., Delaware (a)	5,439	99,534
Bank of Commerce Holdings	3,459	20,408
Bank of Kentucky Financial Corp.	771	26,083
Bank of Marin Bancorp	628	28,882
Bank of the Ozarks, Inc. (d)	4,048	227,295
Banner Bank	2,988	129,858
BBCN Bancorp, Inc.	9,438	157,520
BCB Bancorp, Inc.	1,563	20,413
BNC Bancorp	5,134	78,191
BOK Financial Corp.	7,929	501,906
Boston Private Financial Holdings, Inc.	8,549	101,690
Bridge Bancorp, Inc.	828	20,609
Bridge Capital Holdings (a)	1,197	22,863
Bryn Mawr Bank Corp.	1,221	36,972
BSB Bancorp, Inc. (a)	800	11,520
C & F Financial Corp.	186	9,998
Camden National Corp.	695	30,260
Capital Bank Financial Corp.:
rights (a)	910	0
Series A (a)	3,533	82,460
Capital City Bank Group, Inc. (a)(d)	1,669	19,961
Cardinal Financial Corp.	3,902	69,182
Cascade Bancorp (a)(d)	8,151	41,407
Cathay General Bancorp	8,818	243,641
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Center Bancorp, Inc.	1,687	$ 27,717
Centerstate Banks of Florida, Inc.	2,198	23,211
Century Bancorp, Inc. Class A (non-vtg.)	620	21,768
Chemical Financial Corp.	3,660	117,193
Chemung Financial Corp.	187	6,197
Citizens & Northern Corp.	1,323	27,360
Citizens Holding Co.	2,908	52,344
City Holding Co.	1,241	61,070
CNB Financial Corp., Pennsylvania	1,343	26,860
CoBiz, Inc.	3,409	40,397
Colony Bankcorp, Inc. (a)	217	1,324
Columbia Banking Systems, Inc.	5,117	141,843
Commerce Bancshares, Inc.	10,286	464,104
Community Trust Bancorp, Inc.	1,314	60,089
CommunityOne Bancorp (a)	2,207	26,241
ConnectOne Bancorp, Inc.	570	21,899
CU Bancorp (a)	2,523	44,657
Customers Bancorp, Inc. (a)	2,723	47,489
CVB Financial Corp.	10,632	171,600
Eagle Bancorp, Inc., Maryland	4,177	136,212
East West Bancorp, Inc.	14,379	492,912
Eastern Virginia Bankshares, Inc. (a)	553	3,700
Enterprise Bancorp, Inc.	972	19,887
Enterprise Financial Services Corp.	1,516	29,653
Farmers Capital Bank Corp. (a)	684	15,116
Farmers National Banc Corp.	3,366	21,172
Fidelity Southern Corp.	1,404	25,089
Fifth Third Bancorp	101,253	2,057,461
Financial Institutions, Inc.	2,811	72,243
First Bancorp, North Carolina	3,068	52,401
First Busey Corp.	7,187	43,122
First Citizen Bancshares, Inc.	994	223,302
First Community Bancshares, Inc.	2,372	41,344
First Connecticut Bancorp, Inc.	1,300	22,087
First Financial Bancorp, Ohio	5,246	86,716
First Financial Bankshares, Inc. (d)	3,550	235,649
First Financial Corp., Indiana	1,005	36,894
First Financial Holdings, Inc.	2,455	161,711
First Financial Service Corp. (a)	413	1,962
First Interstate Bancsystem, Inc.	1,287	36,036
First Merchants Corp.	3,979	84,315
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
First Midwest Bancorp, Inc., Delaware	7,182	$ 131,862
First NBC Bank Holding Co.	1,615	46,641
First Niagara Financial Group, Inc.	38,283	426,473
First of Long Island Corp.	928	39,579
First Security Group, Inc.	171	357
First South Bancorp, Inc., Virginia (a)	619	4,451
First United Corp. (a)	493	3,831
Firstbank Corp., Michigan	3,229	64,063
FirstMerit Corp.	17,579	403,614
Flushing Financial Corp.	4,303	92,988
Fulton Financial Corp.	20,369	266,223
German American Bancorp, Inc.	1,177	35,181
Glacier Bancorp, Inc.	8,302	248,728
Great Southern Bancorp, Inc.	2,013	59,766
Grupo Financiero Galicia SA sponsored ADR (d)	3,399	42,827
Guaranty Bancorp	1,586	24,456
Hampton Roads Bankshares, Inc. (a)	14,778	23,793
Hancock Holding Co.	8,935	314,512
Hanmi Financial Corp.	3,531	72,597
Hawthorn Bancshares, Inc.	627	8,389
Heartland Financial U.S.A., Inc.	1,458	43,463
Heritage Commerce Corp.	2,406	19,874
Heritage Financial Corp., Washington	1,562	26,866
Heritage Oaks Bancorp (a)	5,290	42,267
Home Bancshares, Inc. (d)	6,902	249,576
Home Federal Bancorp, Inc.	1,430	21,850
HomeTrust Bancshares, Inc. (a)	1,926	31,818
Horizon Bancorp Industries	771	18,134
Huntington Bancshares, Inc.	89,007	817,084
IBERIABANK Corp.	3,244	203,399
Independent Bank Corp. (a)	2,585	30,710
Independent Bank Corp., Massachusetts	2,646	100,998
Independent Bank Group, Inc.	1,120	53,626
International Bancshares Corp.	9,439	246,264
Intervest Bancshares Corp. Class A (a)	2,142	15,936
Investors Bancorp, Inc.	11,593	279,044
Lakeland Bancorp, Inc.	4,347	54,816
Lakeland Financial Corp.	1,444	55,377
LCNB Corp.	1,754	31,572
LNB Bancorp, Inc.	836	8,243
Macatawa Bank Corp. (a)	1,576	8,085
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
MainSource Financial Group, Inc.	1,798	$ 32,328
MB Financial, Inc.	5,568	181,572
MBT Financial Corp. (a)	578	2,185
Mercantile Bank Corp.	1,976	44,025
Merchants Bancshares, Inc.	610	19,337
Metro Bancorp, Inc. (a)	1,268	28,403
Metrocorp Bancshares, Inc.	1,279	18,328
Middleburg Financial Corp.	1,778	37,231
MidWestOne Financial Group, Inc.	1,033	28,914
Monarch Financial Holdings, Inc.	2,251	25,346
MutualFirst Financial, Inc.	1,656	28,881
National Bankshares, Inc.	744	28,257
National Penn Bancshares, Inc.	17,248	194,730
NBT Bancorp, Inc.	3,796	98,430
NewBridge Bancorp (a)	1,464	10,965
North Valley Bancorp (a)	616	11,821
Northeast Bancorp	1,292	12,287
Northrim Bancorp, Inc.	787	20,659
Norwood Financial Corp.	895	24,559
OBA Financial Services, Inc. (a)	155	2,868
Ohio Valley Banc Corp.	2,509	54,194
Old National Bancorp, Indiana	10,000	155,500
Old Point Financial Corp.	453	5,753
Old Second Bancorp, Inc. (a)	929	4,190
OmniAmerican Bancorp, Inc. (a)	1,053	23,198
Orrstown Financial Services, Inc. (a)	901	14,830
Pacific Continental Corp.	1,605	23,176
Pacific Mercantile Bancorp (a)	1,383	8,519
Pacific Premier Bancorp, Inc. (a)	1,446	21,025
PacWest Bancorp (d)	4,766	196,073
Palmetto Bancshares, Inc. (a)	2,607	35,012
Park Sterling Corp.	4,301	30,494
Patriot National Bancorp, Inc. (a)	2,549	2,676
Peapack-Gladstone Financial Corp.	1,047	19,192
Peapack-Gladstone Financial Corp. rights (a)	1,047	379
Penns Woods Bancorp, Inc.	598	31,060
Peoples Bancorp, Inc.	991	23,744
Pinnacle Financial Partners, Inc.	3,472	113,014
Popular, Inc. (a)	11,208	320,325
Porter Bancorp, Inc. (a)	520	577
Preferred Bank, Los Angeles (a)	1,901	38,666
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
PrivateBancorp, Inc.	7,788	$ 215,961
Renasant Corp.	3,552	109,402
Republic Bancorp, Inc., Kentucky Class A	1,696	42,095
Republic First Bancorp, Inc. (a)	1,871	5,968
Royal Bancshares of Pennsylvania, Inc. Class A (a)	504	731
S&T Bancorp, Inc.	4,187	110,160
S.Y. Bancorp, Inc.	1,269	42,854
Sandy Spring Bancorp, Inc.	3,605	105,194
SB Financial Group, Inc.	723	5,784
Seacoast Banking Corp., Florida (a)	10,180	23,007
Shore Bancshares, Inc. (a)	765	6,962
Sierra Bancorp	1,527	27,028
Signature Bank (a)(d)	5,686	604,138
Simmons First National Corp. Class A	1,418	50,140
Southcoast Financial Corp.	776	4,648
Southern National Bancorp of Virginia, Inc.	5,324	51,962
Southside Bancshares, Inc.	1,529	43,668
Southwest Bancorp, Inc., Oklahoma (a)	1,648	28,296
State Bank Financial Corp.	3,324	58,436
StellarOne Corp.	3,417	86,177
Sterling Financial Corp.	7,158	233,709
Suffolk Bancorp (a)	1,100	22,418
Summit Financial Group, Inc. (a)	583	5,270
Sun Bancorp, Inc., New Jersey (a)	13,515	49,600
Susquehanna Bancshares, Inc.	23,083	290,615
SVB Financial Group (a)	4,774	483,320
Taylor Capital Group, Inc. (a)(d)	3,565	88,804
Texas Capital Bancshares, Inc. (a)(d)	4,715	264,842
The First Bancorp, Inc.	846	15,186
TowneBank (d)	9,988	151,818
Trico Bancshares	1,437	39,647
TriState Capital Holdings, Inc. (a)	3,693	44,870
Trustmark Corp.	10,219	286,643
UMB Financial Corp.	5,557	356,315
Umpqua Holdings Corp. (d)	12,607	232,095
Union Bankshares, Inc.	244	5,234
Union First Market Bankshares Corp.	3,797	98,001
United Bankshares, Inc., West Virginia	4,749	154,105
United Community Banks, Inc., Georgia (a)	6,834	125,404
United Security Bancshares, Inc. (a)	450	3,767
United Security Bancshares, California	1,083	5,155
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Univest Corp. of Pennsylvania	1,663	$ 34,856
ViewPoint Financial Group	4,717	119,717
Virginia Commerce Bancorp, Inc. (a)	7,725	135,188
Washington Banking Co., Oak Harbor	1,292	23,178
Washington Trust Bancorp, Inc.	1,289	47,255
WesBanco, Inc.	2,535	79,853
West Bancorp., Inc.	1,654	26,662
Westamerica Bancorp. (d)	3,642	201,694
Wilshire Bancorp, Inc.	12,802	135,317
Wintrust Financial Corp.	5,578	253,018
Yadkin Financial Corp. (a)	2,696	48,393
Zions Bancorporation	21,958	644,028
		21,062,175
Consumer Finance - 0.4%
Asta Funding, Inc.	1,124	9,576
Atlanticus Holdings Corp. (a)	2,291	8,477
Consumer Portfolio Services, Inc. (a)	1,184	8,726
Credit Acceptance Corp. (a)(d)	2,622	338,631
DFC Global Corp. (a)	4,082	40,861
Encore Capital Group, Inc. (a)(d)	2,775	132,340
EZCORP, Inc. (non-vtg.) Class A (a)	6,448	75,313
First Cash Financial Services, Inc. (a)(d)	3,005	191,058
Nicholas Financial, Inc.	2,385	38,184
Portfolio Recovery Associates, Inc. (a)(d)	5,692	332,413
QC Holdings, Inc.	1,821	3,351
SLM Corp.	51,052	1,360,536
World Acceptance Corp. (a)(d)	1,274	117,616
		2,657,082
Diversified Financial Services - 0.7%
California First National Bancorp	901	14,749
CBOE Holdings, Inc.	9,741	509,259
CME Group, Inc.	37,455	3,069,437
HF2 Financial Management, Inc.	500	5,085
Interactive Brokers Group, Inc.	5,916	143,463
Life Partners Holdings, Inc.	1,553	2,873
MarketAxess Holdings, Inc.	3,955	278,313
Marlin Business Services Corp.	1,512	37,573
MicroFinancial, Inc.	4,210	37,427
NewStar Financial, Inc. (a)(d)	4,899	85,733
PICO Holdings, Inc. (a)	2,275	55,123
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - continued
Resource America, Inc. Class A	3,667	$ 34,506
The NASDAQ Stock Market, Inc.	18,692	734,409
		5,007,950
Insurance - 0.7%
AMBAC Financial Group, Inc. (a)	4,582	108,364
American National Insurance Co.	3,613	417,482
Amerisafe, Inc.	1,905	83,591
Amtrust Financial Services, Inc. (d)	7,937	331,846
Arch Capital Group Ltd. (a)(d)	14,976	881,038
Argo Group International Holdings, Ltd.	3,054	144,424
Baldwin & Lyons, Inc. Class B	1,289	35,989
Cincinnati Financial Corp. (d)	17,326	908,056
CNinsure, Inc. ADR (a)	2,816	13,770
Donegal Group, Inc. Class A	2,616	42,222
Eastern Insurance Holdings, Inc.	468	11,461
eHealth, Inc. (a)	2,265	102,627
EMC Insurance Group	1,487	46,365
Enstar Group Ltd. (a)	1,895	263,992
Erie Indemnity Co. Class A (d)	5,525	403,270
Federated National Holding Co.	878	11,871
Global Indemnity PLC (a)	1,582	42,144
Greenlight Capital Re, Ltd. (a)	4,917	167,227
Hallmark Financial Services, Inc. (a)	1,598	15,181
Infinity Property & Casualty Corp.	1,255	89,544
Investors Title Co.	130	10,270
Kansas City Life Insurance Co.	1,480	73,926
Maiden Holdings Ltd.	10,993	139,171
National Interstate Corp.	1,751	50,324
National Western Life Insurance Co. Class A	391	83,643
Navigators Group, Inc. (a)	1,545	103,268
Safety Insurance Group, Inc.	1,894	106,348
Selective Insurance Group, Inc.	5,832	164,404
State Auto Financial Corp.	4,148	93,662
Tower Group International Ltd. (d)	7,498	31,192
United Fire Group, Inc.	2,926	87,049
United Insurance Holdings Corp.	2,000	20,160
		5,083,881
Real Estate Investment Trusts - 0.3%
American Capital Agency Corp.	45,372	924,681
American Capital Mortgage Investment Corp.	5,608	105,935
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
American Realty Capital Properties, Inc. (d)	22,580	$ 296,024
CyrusOne, Inc.	1,950	39,839
Gladstone Commercial Corp.	1,389	24,988
Gyrodyne Co. of America, Inc.	286	20,563
New York Mortgage Trust, Inc.	5,700	39,957
Potlatch Corp.	3,907	155,694
Retail Opportunity Investments Corp.	11,127	162,120
Sabra Health Care REIT, Inc.	4,057	108,241
		1,878,042
Real Estate Management & Development - 0.1%
Altisource Portfolio Solutions SA	2,595	417,743
AV Homes, Inc. (a)(d)	3,817	76,989
China HGS Real Estate, Inc. (a)(d)	4,000	22,400
China Housing & Land Development, Inc. (a)(d)	4,266	10,281
Cresud S.A.C.I.F. y A. sponsored ADR	4,719	53,466
Elbit Imaging Ltd. (a)	2,178	2,570
FirstService Corp. (sub. vtg.)	5,234	217,724
Stratus Properties, Inc. (a)	1,162	17,198
ZipRealty, Inc. (a)	624	3,763
		822,134
Thrifts & Mortgage Finance - 0.7%
America First Tax Exempt Investors LP	6,433	42,651
ASB Bancorp, Inc. (a)	402	6,935
Atlantic Coast Financial Corp. (a)	130	512
Banc of California, Inc.	2,802	35,922
Bank Mutual Corp.	4,433	30,721
BankFinancial Corp.	3,749	36,515
Beneficial Mutual Bancorp, Inc. (a)	9,312	97,776
BofI Holding, Inc. (a)	1,341	109,908
Brookline Bancorp, Inc., Delaware	6,005	54,886
Camco Financial Corp. (a)	727	4,646
Cape Bancorp, Inc.	2,034	20,523
Capitol Federal Financial, Inc.	17,870	215,512
Charter Financial Corp.	1,995	21,307
Cheviot Financial Corp.	3,308	34,337
Chicopee Bancorp, Inc.	629	11,247
Clifton Savings Bancorp, Inc.	3,658	46,420
Dime Community Bancshares, Inc.	2,984	50,191
ESB Financial Corp.	1,795	25,758
ESSA Bancorp, Inc.	1,042	12,066
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
First Defiance Financial Corp.	1,088	$ 29,376
First Federal Bancshares of Arkansas, Inc. (a)	1,752	16,188
First Financial Northwest, Inc.	1,666	17,860
Fox Chase Bancorp, Inc. (d)	3,841	67,870
Franklin Financial Corp./VA	1,350	27,243
Greene County Bancorp, Inc.	20	531
Heritage Financial Group, Inc.	1,347	23,801
Hingham Institution for Savings	1,006	79,565
HMN Financial, Inc. (a)	448	4,032
Home Bancorp, Inc. (a)	2,839	53,884
Home Loan Servicing Solutions Ltd.	7,280	169,406
HomeStreet, Inc.	1,706	36,099
HopFed Bancorp, Inc.	199	2,223
Hudson City Bancorp, Inc.	57,740	539,292
Kearny Financial Corp. (a)	9,382	97,948
LSB Financial Corp.	136	3,822
Meridian Interstate Bancorp, Inc. (a)	2,072	45,833
Meta Financial Group, Inc.	1,629	63,205
NASB Financial, Inc. (a)(d)	741	22,230
New Hampshire Thrift Bancshare	70	1,057
NMI Holdings, Inc. (a)	7,158	100,212
Northeast Community Bancorp, Inc.	696	5,269
Northfield Bancorp, Inc.	4,884	63,492
Northwest Bancshares, Inc.	10,985	164,116
Ocean Shore Holding Co.	4,265	59,838
OceanFirst Financial Corp.	1,772	32,959
Oconee Federal Financial Corp.	27	466
Oneida Financial Corp.	115	1,478
Oritani Financial Corp.	4,328	70,503
People's United Financial, Inc. (d)	37,849	573,034
Provident Financial Holdings, Inc.	1,514	22,286
Prudential Bancorp, Inc. (a)	1,106	11,856
Pulaski Financial Corp.	1,793	19,741
Riverview Bancorp, Inc. (a)	4,177	11,278
Rockville Financial, Inc.	3,776	56,338
Roma Financial Corp. (a)	2,638	52,364
Severn Bancorp, Inc. (a)	677	3,087
SI Financial Group, Inc.	395	4,657
Simplicity Bancorp, Inc.	1,220	19,215
Southern Missouri Bancorp, Inc.	1,888	65,853
Territorial Bancorp, Inc.	974	23,269
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
TFS Financial Corp. (a)	33,039	$ 387,217
Tree.com, Inc.	969	29,235
Trustco Bank Corp., New York	11,125	84,550
United Community Financial Corp. (a)	8,612	32,381
United Financial Bancorp, Inc.	1,560	30,779
Washington Federal, Inc.	12,905	301,848
Waterstone Financial, Inc. (a)	3,109	35,194
Westfield Financial, Inc.	2,783	20,566
WSFS Financial Corp.	1,404	106,620
		4,548,999
TOTAL FINANCIALS		48,218,523
HEALTH CARE - 14.9%
Biotechnology - 9.1%
Aastrom Biosciences, Inc. (a)	109	474
ACADIA Pharmaceuticals, Inc. (a)(d)	10,259	238,932
Acceleron Pharma, Inc.	3,255	70,861
Achillion Pharmaceuticals, Inc. (a)(d)	8,670	29,998
Acorda Therapeutics, Inc. (a)(d)	4,480	155,949
Aegerion Pharmaceuticals, Inc. (a)(d)	3,091	219,245
AEterna Zentaris, Inc. (sub. vtg.) (a)	1,514	1,726
Agenus, Inc. (a)(d)	1,609	4,248
Agios Pharmaceuticals, Inc. (d)	4,197	73,657
Alexion Pharmaceuticals, Inc. (a)(d)	21,931	2,730,410
Alkermes PLC (a)(d)	14,980	604,892
Alnylam Pharmaceuticals, Inc. (a)(d)	6,835	418,302
AMAG Pharmaceuticals, Inc. (a)	2,788	68,390
Amarin Corp. PLC ADR (a)(d)	15,843	28,834
Ambit Biosciences Corp.	3,341	41,930
Amgen, Inc.	84,278	9,614,434
Amicus Therapeutics, Inc. (a)	4,812	11,789
Anacor Pharmaceuticals, Inc. (a)(d)	5,225	73,150
Anthera Pharmaceuticals, Inc. (a)	1,025	3,219
Arena Pharmaceuticals, Inc. (a)(d)	22,450	146,374
ARIAD Pharmaceuticals, Inc. (a)(d)	19,553	94,832
ArQule, Inc. (a)	5,654	13,739
Array BioPharma, Inc. (a)(d)	14,003	80,097
Arrowhead Research Corp. (a)	3,538	29,118
Athersys, Inc. (a)	2,708	5,660
AVEO Pharmaceuticals, Inc. (a)	4,054	8,594
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
BIND Therapeutics, Inc.	2,750	$ 25,300
BioCryst Pharmaceuticals, Inc. (a)	7,056	45,511
Biogen Idec, Inc. (a)	26,591	7,737,183
BioMarin Pharmaceutical, Inc. (a)	15,831	1,114,186
Biospecifics Technologies Corp. (a)	2,036	45,179
Biota Pharmaceuticals, Inc.	4,051	17,176
Bluebird Bio, Inc. (d)	3,482	71,102
Burcon NutraScience Corp. (a)	2,165	5,074
Celgene Corp. (a)	45,821	7,412,463
Cell Therapeutics, Inc. (a)	16,450	31,913
Celldex Therapeutics, Inc. (a)(d)	9,155	254,143
Cellular Dynamics International, Inc. (d)	3,460	53,665
Celsion Corp. (a)(d)	753	2,914
Cepheid, Inc. (a)(d)	7,025	319,076
Chelsea Therapeutics International Ltd. (a)	4,899	18,959
ChemoCentryx, Inc. (a)	3,544	18,322
Chimerix, Inc.	2,340	37,487
China Biologic Products, Inc. (a)	2,981	88,208
Cleveland Biolabs, Inc. (a)(d)	3,204	4,261
Clovis Oncology, Inc. (a)	3,452	208,087
Codexis, Inc. (a)	3,083	4,625
Coronado Biosciences, Inc. (a)(d)	3,308	5,425
Cubist Pharmaceuticals, Inc.	8,022	549,587
Cubist Pharmaceuticals, Inc. rights (a)	5,544	0
Curis, Inc. (a)(d)	6,461	20,675
Cyclacel Pharmaceuticals, Inc. (a)(d)	968	4,675
Cytokinetics, Inc. (a)	3,138	20,366
Cytori Therapeutics, Inc. (a)(d)	4,179	11,367
CytRx Corp. (a)	1,968	4,861
Dendreon Corp. (a)(d)	14,699	43,656
Discovery Laboratories, Inc. (a)	4,509	10,822
Durata Therapeutics, Inc. (a)	4,539	55,920
Dyax Corp. (a)(d)	12,674	107,729
Dynavax Technologies Corp. (a)(d)	33,296	58,934
Enanta Pharmaceuticals, Inc.	2,936	79,360
EntreMed, Inc. (a)	899	1,456
Enzon Pharmaceuticals, Inc.	3,917	6,502
Enzymotec Ltd.	2,963	77,512
Epizyme, Inc. (d)	3,427	71,761
Esperion Therapeutics, Inc.	4,304	51,347
Exact Sciences Corp. (a)(d)	9,528	117,004
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Exelixis, Inc. (a)(d)	20,419	$ 119,043
Five Prime Therapeutics, Inc.	2,785	28,129
Foundation Medicine, Inc. (d)	3,945	98,783
Galectin Therapeutics, Inc. (a)(d)	2,387	19,573
Galena Biopharma, Inc. (a)(d)	12,293	49,418
Genomic Health, Inc. (a)(d)	3,364	118,346
Gentium SpA sponsored ADR (a)	1,141	61,865
GenVec, Inc. (a)(d)	764	1,261
Geron Corp. (a)	15,538	83,439
Gilead Sciences, Inc. (a)(d)	170,900	12,785,029
Grifols SA ADR	13,321	457,377
GTx, Inc. (a)(d)	5,496	9,288
Halozyme Therapeutics, Inc. (a)(d)	13,089	193,194
Harvard Apparatus (a)	528	2,677
Hyperion Therapeutics, Inc. (a)(d)	2,468	63,033
Idenix Pharmaceuticals, Inc. (a)(d)	16,375	87,934
Idera Pharmaceuticals, Inc. (a)	7,484	16,839
ImmunoGen, Inc. (a)(d)	8,280	120,308
Immunomedics, Inc. (a)(d)	10,761	46,488
Incyte Corp. (a)(d)	17,149	799,143
Infinity Pharmaceuticals, Inc. (a)(d)	4,782	69,865
Insmed, Inc. (a)	5,232	84,758
Insys Therapeutics, Inc. (a)	2,710	119,511
Intercept Pharmaceuticals, Inc. (a)	2,014	105,473
InterMune, Inc. (a)	10,109	139,807
Ironwood Pharmaceuticals, Inc. Class A (a)(d)	10,822	123,587
Isis Pharmaceuticals, Inc. (a)(d)	12,569	487,174
KaloBios Pharmaceuticals, Inc.	4,721	20,017
Kamada (a)	7,721	115,043
Karyopharm Therapeutics, Inc.	3,000	48,870
Keryx Biopharmaceuticals, Inc. (a)(d)	9,536	132,455
KYTHERA Biopharmaceuticals, Inc. (a)(d)	2,093	81,585
Lexicon Pharmaceuticals, Inc. (a)(d)	56,307	135,137
Ligand Pharmaceuticals, Inc.:
Class B (a)(d)	2,084	116,037
General CVR	1,518	83
Glucagon CVR (a)	1,518	197
MRK CVR rights (a)	1,639	0
rights (a)	1,518	24
TR Beta CVR (a)	1,518	23
Macrogenics, Inc. (d)	2,878	76,181
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
MannKind Corp. (a)(d)	40,450	$ 201,846
Medivation, Inc. (a)(d)	8,468	533,569
MEI Pharma, Inc. (a)	3,244	25,692
Merrimack Pharmaceuticals, Inc. (a)(d)	9,665	38,080
Metabolix, Inc. (a)	2,402	2,690
MiMedx Group, Inc. (a)(d)	8,900	56,070
Mirati Therapeutics, Inc. (a)	2,464	41,223
Momenta Pharmaceuticals, Inc. (a)	5,798	103,146
Myriad Genetics, Inc. (a)(d)	9,067	269,743
Nanosphere, Inc. (a)	6,121	14,078
Neurocrine Biosciences, Inc. (a)	8,611	84,560
NewLink Genetics Corp. (a)	3,310	74,475
Northwest Biotherapeutics, Inc. (a)	4,891	23,183
Novavax, Inc. (a)(d)	20,207	75,170
NPS Pharmaceuticals, Inc. (a)(d)	11,359	299,991
Nymox Pharmaceutical Corp. (a)(d)	3,188	22,348
Ohr Pharmaceutical, Inc. (a)	3,461	28,207
OncoGenex Pharmaceuticals, Inc. (a)	4,385	37,667
Oncolytics Biotech, Inc. (a)(d)	8,292	15,218
OncoMed Pharmaceuticals, Inc. (d)	3,581	48,200
Onconova Therapeutics, Inc. (d)	2,820	41,369
Oncothyreon, Inc. (a)(d)	4,953	10,055
Ophthotech Corp. (d)	4,646	131,250
Orexigen Therapeutics, Inc. (a)(d)	10,377	70,875
Osiris Therapeutics, Inc. (a)	3,059	53,793
OvaScience, Inc. (a)	2,376	22,738
OXiGENE, Inc. (a)	7	19
Oxygen Biotherapeutics, Inc. (a)	75	470
PDL BioPharma, Inc. (d)	13,383	130,752
Peregrine Pharmaceuticals, Inc. (a)	9,357	12,819
Pharmacyclics, Inc. (a)	8,168	1,017,079
Pluristem Therapeutics, Inc. (a)(d)	3,372	11,094
Portola Pharmaceuticals, Inc. (d)	4,643	116,075
Progenics Pharmaceuticals, Inc. (a)	7,808	39,977
Prosensa Holding BV (a)(d)	3,979	19,457
Prothena Corp. PLC (a)	3,476	98,127
PTC Therapeutics, Inc. (a)	2,849	44,644
QLT, Inc.	4,361	24,334
Raptor Pharmaceutical Corp. (a)(d)	6,435	89,382
Receptos, Inc.	2,414	55,860
Regeneron Pharmaceuticals, Inc. (a)(d)	10,823	3,180,447
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Regulus Therapeutics, Inc. (a)	5,769	$ 36,287
Repligen Corp. (a)(d)	3,646	49,112
Rigel Pharmaceuticals, Inc. (a)	8,710	23,169
Sangamo Biosciences, Inc. (a)(d)	6,964	85,030
Sarepta Therapeutics, Inc. (a)(d)	4,322	80,562
Seattle Genetics, Inc. (a)(d)	14,107	579,657
SIGA Technologies, Inc. (a)	3,606	12,729
Sinovac Biotech Ltd. (a)	7,243	45,269
Sorrento Therapeutics, Inc. (a)	2,000	17,600
Spectrum Pharmaceuticals, Inc.	5,774	55,604
StemCells, Inc. (a)	1,913	2,296
Stemline Therapeutics, Inc.	1,382	28,552
Sunesis Pharmaceuticals, Inc. (a)	4,329	21,861
Synageva BioPharma Corp. (a)(d)	3,494	211,073
Synergy Pharmaceuticals, Inc. (a)	11,873	54,497
Synta Pharmaceuticals Corp. (a)	8,372	42,446
Targacept, Inc. (a)	2,644	15,203
Tekmira Pharmaceuticals Corp. (a)	3,170	25,836
Telik, Inc. (a)	90	110
TESARO, Inc. (a)	3,440	134,160
Tetraphase Pharmaceuticals, Inc.	5,023	59,070
TG Therapeutics, Inc. (a)	4,201	18,526
Theravance, Inc. (a)(d)	11,707	442,056
Threshold Pharmaceuticals, Inc. (a)	5,054	24,916
Transition Therapeutics, Inc. (a)	2,434	14,069
Trovagene, Inc. (a)	2,998	17,209
United Therapeutics Corp. (a)(d)	5,596	516,567
Vanda Pharmaceuticals, Inc. (a)(d)	4,355	51,128
Venaxis, Inc. (a)	51	97
Verastem, Inc. (a)	1,981	20,959
Vertex Pharmaceuticals, Inc. (a)(d)	26,236	1,821,303
Vical, Inc. (a)(d)	13,452	15,604
XOMA Corp. (a)(d)	11,286	53,947
Zalicus, Inc. (a)	1,585	1,918
ZIOPHARM Oncology, Inc. (a)(d)	11,631	48,618
		62,392,453
Health Care Equipment & Supplies - 1.5%
Abaxis, Inc.	2,567	92,361
Abiomed, Inc. (a)(d)	4,438	126,882
Accuray, Inc. (a)(d)	9,265	73,935
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Align Technology, Inc. (a)(d)	8,977	$ 490,503
Alphatec Holdings, Inc. (a)	5,917	11,775
Analogic Corp.	1,339	129,374
Angiodynamics, Inc. (a)	5,344	82,565
Anika Therapeutics, Inc. (a)	1,697	58,292
Antares Pharma, Inc. (a)(d)	14,208	55,980
ArthroCare Corp. (a)	3,211	121,119
Atricure, Inc. (a)	1,732	27,123
Atrion Corp.	170	47,852
Baxano Surgical, Inc. (a)	1,691	1,725
BioLase Technology, Inc. (d)	2,487	4,427
BSD Medical Corp. (a)	812	1,072
Cardica, Inc. (a)	1,278	1,329
Cardiovascular Systems, Inc. (a)(d)	3,315	110,058
Cerus Corp. (a)(d)	5,389	36,052
CONMED Corp.	3,472	141,345
Cutera, Inc. (a)	1,010	9,545
Cyberonics, Inc. (a)(d)	3,024	207,809
Cynosure, Inc. Class A (a)	2,490	64,466
Delcath Systems, Inc. (a)	5,700	1,795
DENTSPLY International, Inc.	15,392	732,044
Derma Sciences, Inc. (a)	2,812	32,619
DexCom, Inc. (a)(d)	7,959	263,363
Echo Therapeutics, Inc. (a)	281	1,076
EDAP TMS SA sponsored ADR (a)	1,813	5,113
Endologix, Inc. (a)	7,361	131,541
EnteroMedics, Inc. (a)(d)	11,433	15,206
Exactech, Inc. (a)	1,007	25,054
Fonar Corp. (a)	906	17,486
Genmark Diagnostics, Inc. (a)	5,389	64,129
Given Imaging Ltd. (a)	3,044	71,230
Hansen Medical, Inc. (a)	11,167	20,994
HeartWare International, Inc. (a)(d)	1,844	177,762
Hologic, Inc. (a)(d)	30,609	685,336
ICU Medical, Inc. (a)	1,661	109,103
IDEXX Laboratories, Inc. (a)(d)	6,219	647,771
Imris, Inc. (a)	3,300	4,845
Insulet Corp. (a)(d)	5,630	208,423
Integra LifeSciences Holdings Corp. (a)(d)	3,133	145,528
Intuitive Surgical, Inc. (a)	4,465	1,682,859
Ldr Holding Corp.	2,300	50,646
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
LeMaitre Vascular, Inc.	1,743	$ 14,362
MAKO Surgical Corp. (a)	5,970	178,861
Masimo Corp. (d)	5,644	161,588
Mazor Robotics Ltd. sponsored ADR (a)	1,310	20,397
Medical Action Industries, Inc. (a)	1,561	13,425
MELA Sciences, Inc. (a)(d)	3,083	2,096
Meridian Bioscience, Inc.	4,718	115,968
Merit Medical Systems, Inc. (a)	4,873	79,771
Natus Medical, Inc. (a)	4,241	97,670
Neogen Corp. (a)	4,830	245,702
NeuroMetrix, Inc. (a)	13	31
Novadaq Technologies, Inc. (a)	6,419	106,876
NuVasive, Inc. (a)	5,041	167,613
NxStage Medical, Inc. (a)	6,740	68,815
OraSure Technologies, Inc. (a)	6,612	40,664
Orthofix International NV (a)	2,537	54,875
Oxford Immunotec Global PLC (a)	2,099	33,248
PhotoMedex, Inc. (a)	1,894	23,069
Quidel Corp. (a)	4,674	117,598
Rockwell Medical Technologies, Inc. (a)(d)	4,679	68,454
RTI Biologics, Inc. (a)	5,687	17,516
Sirona Dental Systems, Inc. (a)(d)	6,028	414,606
Solta Medical, Inc. (a)	4,423	8,846
Staar Surgical Co. (a)	4,485	56,601
Stereotaxis, Inc. (a)	756	2,525
Sunshine Heart, Inc. (a)(d)	2,294	20,784
SurModics, Inc. (a)	1,470	35,456
Synergetics U.S.A., Inc. (a)	1,143	4,698
Syneron Medical Ltd. (a)	2,826	33,036
Tandem Diabetes Care, Inc.	2,160	47,542
TearLab Corp. (a)(d)	2,994	28,054
The Spectranetics Corp. (a)	6,043	140,560
ThermoGenesis Corp. (a)	1,101	826
Thoratec Corp. (a)(d)	6,532	257,165
Tornier NV (a)	4,822	87,230
Trinity Biotech PLC sponsored ADR	3,022	77,454
Unilife Corp. (a)(d)	11,896	52,937
Uroplasty, Inc. (a)	2,392	7,367
Utah Medical Products, Inc.	362	19,262
Vascular Solutions, Inc. (a)	1,180	24,603
Veracyte, Inc.	3,107	40,329
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Vision Sciences, Inc. (a)	2,813	$ 2,897
Volcano Corp. (a)(d)	5,692	129,607
Wright Medical Group, Inc. (a)(d)	5,629	167,800
Zeltiq Aesthetics, Inc. (a)	4,307	75,545
		10,353,841
Health Care Providers & Services - 1.7%
Acadia Healthcare Co., Inc. (a)(d)	5,533	255,625
Addus HomeCare Corp. (a)	1,350	39,150
Air Methods Corp. (d)	4,487	251,093
Alliance Healthcare Services, Inc. (a)	1,731	49,991
Almost Family, Inc.	863	24,078
Amedisys, Inc. (a)(d)	4,014	65,348
American CareSource Holdings, Inc. (a)	366	575
AmSurg Corp. (a)	3,341	161,437
Bio-Reference Laboratories, Inc. (a)(d)	3,332	97,294
BioScrip, Inc. (a)	7,602	51,770
BioTelemetry, Inc. (a)	3,253	34,124
Catamaran Corp. (a)	23,045	1,051,887
Chindex International, Inc. (a)	1,481	25,310
Corvel Corp. (a)	1,914	88,599
Cross Country Healthcare, Inc. (a)	3,098	23,669
Express Scripts Holding Co. (a)	91,076	6,133,969
Gentiva Health Services, Inc. (a)	3,221	39,779
Healthways, Inc. (a)	3,193	44,734
Henry Schein, Inc. (a)(d)	9,552	1,088,928
IPC The Hospitalist Co., Inc. (a)(d)	2,048	128,778
LCA-Vision, Inc. (a)	1,176	4,445
LHC Group, Inc. (a)	2,360	56,050
LifePoint Hospitals, Inc. (a)	5,210	266,908
Magellan Health Services, Inc. (a)	2,822	172,706
MWI Veterinary Supply, Inc. (a)(d)	1,476	268,883
National Research Corp.:
Class A (a)	2,214	40,538
Class B	369	12,616
NeoStem, Inc. (a)(d)	3,226	20,646
Patterson Companies, Inc. (d)	12,041	499,581
PDI, Inc. (a)	1,717	8,791
Premier, Inc. (d)	3,525	116,008
Providence Service Corp. (a)	1,589	43,570
RadNet, Inc. (a)	2,333	4,666
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Sharps Compliance Corp. (a)(d)	2,640	$ 12,434
Surgical Care Affiliates, Inc.	4,000	121,760
The Ensign Group, Inc.	2,800	126,476
USMD Holdings, Inc. (a)	1,157	29,006
VCA Antech, Inc. (a)	9,782	292,971
		11,754,193
Health Care Technology - 0.6%
Allscripts Healthcare Solutions, Inc. (a)	20,175	301,415
athenahealth, Inc. (a)(d)	4,084	535,698
Authentidate Holding Corp. (a)	1,782	2,833
Cerner Corp. (a)(d)	38,261	2,198,860
Computer Programs & Systems, Inc.	939	57,767
HealthStream, Inc. (a)(d)	3,395	114,208
HMS Holdings Corp. (a)	10,776	246,878
iCAD, Inc. (a)	949	8,199
MedAssets, Inc. (a)	7,024	151,297
Medidata Solutions, Inc. (a)(d)	2,995	356,135
Merge Healthcare, Inc. (a)	8,773	20,529
Omnicell, Inc. (a)	3,932	95,351
Quality Systems, Inc.	7,108	166,043
		4,255,213
Life Sciences Tools & Services - 0.8%
Accelerate Diagnostics, Inc. (a)(d)	4,556	61,688
Affymetrix, Inc. (a)(d)	6,582	55,881
Albany Molecular Research, Inc. (a)	3,021	36,494
Apricus Biosciences, Inc. (a)(d)	2,588	5,098
BG Medicine, Inc. (a)	1,419	852
Bruker BioSciences Corp. (a)	18,615	360,014
CombiMatrix Corp. (a)	14	37
Compugen Ltd. (a)	3,805	39,534
Fluidigm Corp. (a)(d)	3,073	97,660
Furiex Pharmaceuticals, Inc. (a)(d)	973	43,785
Harvard Bioscience, Inc. (a)	2,115	9,644
ICON PLC (a)	7,283	277,774
Illumina, Inc. (a)	14,004	1,372,392
Life Technologies Corp. (a)	19,420	1,470,094
Luminex Corp. (a)	4,108	80,394
Nanostring Technologies, Inc.	3,172	37,461
NeoGenomics, Inc. (a)	7,505	26,268
Pacific Biosciences of California, Inc. (a)	8,231	34,817
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Life Sciences Tools & Services - continued
PAREXEL International Corp. (a)(d)	6,312	$ 260,181
pSivida Corp. (a)	1,100	3,212
QIAGEN NV (a)(d)	26,448	615,974
Sequenom, Inc. (a)(d)	12,977	34,130
Techne Corp.	4,175	357,130
		5,280,514
Pharmaceuticals - 1.2%
AcelRx Pharmaceuticals, Inc. (a)	6,090	59,560
Acura Pharmaceuticals, Inc. (a)(d)	4,909	8,443
Aerie Pharmaceuticals, Inc.	3,215	36,169
Akorn, Inc. (a)(d)	11,086	285,465
Alcobra Pharma Ltd.	1,817	31,761
Alexza Pharmaceuticals, Inc. (a)	428	2,114
Alimera Sciences, Inc. (a)	2,500	6,300
ANI Pharmaceuticals, Inc. (a)	1,410	20,050
Aratana Therapeutics, Inc.	4,139	81,952
AstraZeneca PLC rights (a)	3,011	0
Auxilium Pharmaceuticals, Inc. (a)	4,987	101,785
AVANIR Pharmaceuticals Class A (a)	16,623	73,806
Biodel, Inc. (a)	350	788
Biodelivery Sciences International, Inc. (a)	2,742	13,162
Cadence Pharmaceuticals, Inc. (a)	8,714	78,600
Cardiome Pharma Corp. (a)	1,097	6,783
Cempra, Inc. (a)	5,300	68,529
Columbia Laboratories, Inc. (a)	768	4,938
Corcept Therapeutics, Inc. (a)(d)	10,274	22,089
Cornerstone Therapeutics, Inc. (a)	2,560	24,294
Cumberland Pharmaceuticals, Inc. (a)	1,718	8,556
DepoMed, Inc. (a)(d)	9,288	81,920
Durect Corp. (a)	8,664	15,162
Endo Health Solutions, Inc. (a)	12,641	849,349
Endocyte, Inc. (a)(d)	3,058	35,289
Flamel Technologies SA sponsored ADR (a)	2,626	19,249
GW Pharmaceuticals PLC ADR (a)	529	19,303
Hi-Tech Pharmacal Co., Inc.	1,911	82,995
Horizon Pharma, Inc. (a)	9,729	70,243
Impax Laboratories, Inc. (a)	7,145	171,766
Jazz Pharmaceuticals PLC (a)	6,472	756,706
Mylan, Inc. (a)(d)	42,511	1,876,010
Nektar Therapeutics (a)(d)	13,487	169,397
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
NeuroBioPharm, Inc.:
Class A (d)	213	$ 20
warrants (a)(d)	427	0
Novogen Ltd. sponsored ADR (a)	19	98
NuPathe, Inc. (a)(d)	1,000	2,030
Omeros Corp. (a)(d)	3,590	28,325
Pacira Pharmaceuticals, Inc. (a)	3,813	210,439
Pain Therapeutics, Inc.	3,313	15,174
Pernix Therapeutics Holdings, Inc. (a)(d)	9,460	26,204
Pozen, Inc.	3,117	24,624
ProPhase Labs, Inc. (a)	1,566	3,101
Questcor Pharmaceuticals, Inc. (d)	6,692	388,203
Relypsa, Inc.	3,838	65,975
Repros Therapeutics, Inc. (a)(d)	2,624	45,002
Sagent Pharmaceuticals, Inc. (a)	3,256	73,944
Salix Pharmaceuticals Ltd. (a)(d)	7,207	611,226
Santarus, Inc. (a)(d)	7,310	235,236
SciClone Pharmaceuticals, Inc. (a)(d)	5,359	26,152
Shire PLC sponsored ADR	3,824	519,337
Skystar Bio-Pharmaceutical Co. Ltd. (a)	1,359	5,368
Sucampo Pharmaceuticals, Inc. Class A (a)	6,917	51,462
Supernus Pharmaceuticals, Inc. (a)(d)	4,590	33,186
The Medicines Company (a)(d)	6,845	250,595
Transcept Pharmaceuticals, Inc. (a)	1,571	5,640
Ventrus Biosciences, Inc. (a)	879	2,655
ViroPharma, Inc. (a)	7,213	357,116
VIVUS, Inc. (a)(d)	10,755	107,765
XenoPort, Inc. (a)(d)	4,387	23,427
Zogenix, Inc. (a)	17,047	55,062
		8,249,899
TOTAL HEALTH CARE		102,286,113
INDUSTRIALS - 4.5%
Aerospace & Defense - 0.3%
AeroVironment, Inc. (a)(d)	2,770	83,571
American Science & Engineering, Inc.	864	61,914
API Technologies Corp. (a)	4,000	15,200
Ascent Solar Technologies, Inc. (a)(d)	1,977	1,562
Astronics Corp. (a)	1,346	70,382
Astronics Corp. Class B	269	13,999
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
BE Aerospace, Inc. (a)	11,754	$ 1,022,598
Elbit Systems Ltd.	5,276	292,079
Erickson Air-Crane, Inc. (a)(d)	1,074	20,309
Innovative Solutions & Support, Inc.	1,668	12,844
KEYW Holding Corp. (a)(d)	3,488	43,216
Kratos Defense & Security Solutions, Inc. (a)(d)	5,337	35,705
LMI Aerospace, Inc. (a)	964	12,233
Sypris Solutions, Inc.	1,434	4,015
Taser International, Inc. (a)	5,777	99,307
TAT Technologies Ltd. (a)	863	6,593
		1,795,527
Air Freight & Logistics - 0.4%
Air Transport Services Group, Inc. (a)	6,093	47,404
Atlas Air Worldwide Holdings, Inc. (a)	2,883	110,707
C.H. Robinson Worldwide, Inc. (d)	18,319	1,074,043
Echo Global Logistics, Inc. (a)	3,065	63,078
Expeditors International of Washington, Inc.	23,094	1,003,203
Forward Air Corp. (d)	2,968	128,218
Hub Group, Inc. Class A (a)(d)	3,812	143,446
Pacer International, Inc. (a)	4,028	36,574
Park-Ohio Holdings Corp. (a)	1,224	52,118
UTI Worldwide, Inc. (d)	11,935	188,692
		2,847,483
Airlines - 0.3%
Allegiant Travel Co.	1,980	219,186
Hawaiian Holdings, Inc. (a)(d)	4,459	40,666
JetBlue Airways Corp. (a)(d)	29,878	265,615
Republic Airways Holdings, Inc. (a)	4,760	53,598
Ryanair Holdings PLC sponsored ADR (d)	12,949	621,876
SkyWest, Inc.	8,544	144,394
Spirit Airlines, Inc. (a)	8,072	370,263
		1,715,598
Building Products - 0.1%
AAON, Inc.	4,914	151,204
American Woodmark Corp. (a)	1,276	46,044
Apogee Enterprises, Inc.	3,424	122,648
Builders FirstSource, Inc. (a)	9,440	66,552
China Ceramics Co. Ltd.	1,500	4,320
Gibraltar Industries, Inc. (a)	2,751	48,693
Insteel Industries, Inc.	1,187	23,586
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Building Products - continued
Nortek, Inc. (a)	2,366	$ 172,813
Patrick Industries, Inc. (a)	1,326	41,438
PGT, Inc. (a)	4,454	44,540
Universal Forest Products, Inc.	2,353	122,285
		844,123
Commercial Services & Supplies - 0.8%
Acorn Energy, Inc.	1,217	4,649
Casella Waste Systems, Inc. Class A (a)	8,680	51,820
CECO Environmental Corp.	10,285	163,840
China Recycling Energy Corp. (a)(d)	8,068	29,771
Cintas Corp. (d)	12,850	713,175
Copart, Inc. (a)	13,525	465,666
Courier Corp.	1,323	24,767
EnerNOC, Inc. (a)	3,061	52,496
Fuel Tech, Inc. (a)	2,055	14,817
G&K Services, Inc. Class A	2,732	164,521
Guanwei Recycling Corp. (a)	700	2,093
Healthcare Services Group, Inc. (d)	10,760	311,932
Heritage-Crystal Clean, Inc. (a)(d)	2,262	42,096
Herman Miller, Inc.	5,712	182,270
Hudson Technologies, Inc. (a)	2,825	7,119
Industrial Services of America, Inc. (a)	694	1,804
InnerWorkings, Inc. (a)	4,624	31,813
Innotrac Corp. (a)	2,559	20,984
Interface, Inc.	6,043	121,162
Intersections, Inc.	1,282	9,923
Kimball International, Inc. Class B	2,252	33,532
McGrath RentCorp.	2,396	93,180
Mobile Mini, Inc.	4,841	195,576
Multi-Color Corp.	1,696	64,295
Performant Financial Corp. (a)	6,317	66,265
Perma-Fix Environmental Services, Inc. (a)	973	3,308
R.R. Donnelley & Sons Co. (d)	20,535	379,898
Standard Parking Corp. (a)(d)	3,413	83,414
Stericycle, Inc. (a)(d)	9,870	1,159,528
Swisher Hygiene, Inc. (Canada) (a)	18,251	9,618
Tetra Tech, Inc. (a)	7,449	212,967
U.S. Ecology, Inc.	1,521	58,528
United Stationers, Inc.	4,733	212,890
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Virco Manufacturing Co. (a)	1,086	$ 2,237
West Corp.	10,345	238,245
		5,230,199
Construction & Engineering - 0.1%
Abengoa SA sponsored ADR Class B (a)(d)	5,100	67,830
Aegion Corp. (a)	4,531	98,640
Foster Wheeler AG (a)	10,394	315,250
Great Lakes Dredge & Dock Corp. (d)	8,665	77,205
Integrated Electrical Services, Inc. (a)	652	2,973
Layne Christensen Co. (a)(d)	1,710	28,472
MYR Group, Inc. (a)	2,014	51,176
Northwest Pipe Co. (a)	758	29,547
Primoris Services Corp.	5,668	163,012
Sterling Construction Co., Inc. (a)	5,032	61,239
UniTek Global Services, Inc. (a)	2,812	4,499
		899,843
Electrical Equipment - 0.2%
Active Power, Inc. (a)	1,672	4,698
Altair Nanotechnologies, Inc. (a)	613	2,667
American Superconductor Corp. (a)(d)	14,941	24,354
Broadwind Energy, Inc. (a)	819	5,405
Capstone Turbine Corp. (a)(d)	43,382	51,625
China BAK Battery, Inc. (a)(d)	782	1,650
Coleman Cable, Inc.	1,787	43,871
Deswell Industries, Inc.	1,530	3,764
Encore Wire Corp.	2,696	135,393
Enphase Energy, Inc. (a)(d)	4,012	29,087
Franklin Electric Co., Inc. (d)	7,474	332,593
FuelCell Energy, Inc. (a)(d)	18,058	24,920
Global Power Equipment Group, Inc.	1,441	28,143
Highpower International, Inc. (a)	815	2,306
Hydrogenics Corp. (a)	700	10,570
II-VI, Inc. (a)	6,186	101,141
Jinpan International Ltd.	1,698	11,071
Lihua International, Inc. (a)	1,279	7,316
Lime Energy Co. (a)	276	969
LSI Industries, Inc.	2,044	17,762
Ocean Power Technologies, Inc. (a)	1,435	2,770
Plug Power, Inc. (a)	631	464
Powell Industries, Inc.	1,530	104,943
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - continued
Power Solutions International, Inc. (a)(d)	1,493	$ 111,676
Preformed Line Products Co.	492	34,661
Revolution Lighting Technologies, Inc. (a)(d)	8,334	23,752
SolarCity Corp.	8,774	458,705
Ultralife Corp. (a)	1,473	4,993
Vicor Corp. (a)	2,510	27,133
		1,608,402
Industrial Conglomerates - 0.0%
Raven Industries, Inc.	3,540	142,131
Machinery - 0.9%
Adept Technology, Inc. (a)	1,739	21,198
Altra Holdings, Inc.	3,583	108,852
American Railcar Industries, Inc. (d)	2,715	117,831
Astec Industries, Inc.	3,385	123,891
Chart Industries, Inc. (a)(d)	3,483	338,896
Cleantech Solutions International, Inc. (a)(d)	197	1,058
Columbus McKinnon Corp. (NY Shares) (a)	1,499	41,522
Commercial Vehicle Group, Inc. (a)	2,120	16,133
Dynamic Materials Corp.	1,149	25,749
Eastern Co.	613	10,611
Edwards Group Ltd. ADR (a)	1,710	17,476
Energy Recovery, Inc. (a)(d)	3,989	19,746
ExOne Co. (d)	1,425	76,095
Flow International Corp. (a)	3,549	14,267
FreightCar America, Inc.	1,099	25,585
Gencor Industries, Inc. (a)	519	4,749
Hardinge, Inc.	2,221	34,403
Hurco Companies, Inc.	804	21,290
Key Technology, Inc. (a)	313	4,476
L.B. Foster Co. Class A	891	41,761
Lincoln Electric Holdings, Inc.	9,526	680,918
Manitex International, Inc. (a)	2,422	32,261
MFRI, Inc. (a)	997	12,941
Middleby Corp. (a)	2,093	462,218
NN, Inc.	1,502	29,965
Nordson Corp.	7,685	554,242
Omega Flex, Inc.	1,368	28,167
PACCAR, Inc.	38,894	2,229,015
PMFG, Inc. (a)	2,024	15,524
RBC Bearings, Inc. (a)	2,436	166,598
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Sun Hydraulics Corp. (d)	3,435	$ 147,602
Tecumseh Products Co.:
Class A (non-vtg.) (a)	1,265	11,043
Class B (a)	262	2,177
TriMas Corp. (a)	4,988	182,461
Twin Disc, Inc.	1,109	31,862
Westport Innovations, Inc. (a)(d)	5,993	128,670
Woodward, Inc.	7,287	312,612
		6,093,865
Marine - 0.1%
Diana Containerships, Inc.	1,986	7,646
DryShips, Inc. (a)(d)	42,597	146,534
Eagle Bulk Shipping, Inc. (a)(d)	1,118	4,472
Euroseas Ltd.	2,727	3,572
FreeSeas, Inc. (a)	35	13
Newlead Holdings Ltd. (a)	87	64
Rand Logistics, Inc. (a)(d)	1,744	9,069
Seanergy Martime Holdings Corp. (a)	799	1,143
Star Bulk Carriers Corp. (a)(d)	1,467	13,966
Ultrapetrol (Bahamas) Ltd. (a)	18,026	61,108
		247,587
Professional Services - 0.4%
51job, Inc. sponsored ADR (a)(d)	1,360	100,205
Acacia Research Corp. (d)	5,559	82,718
Advisory Board Co. (a)(d)	5,056	327,224
Barrett Business Services, Inc.	849	71,757
Corp. Resources Services, Inc. (a)(d)	18,533	49,668
CRA International, Inc. (a)	945	17,454
Exponent, Inc.	1,445	111,800
Heidrick & Struggles International, Inc.	1,475	26,904
Hudson Global, Inc. (a)	2,817	9,634
Huron Consulting Group, Inc. (a)	2,919	173,505
ICF International, Inc. (a)	2,881	104,235
Kelly Services, Inc. Class A (non-vtg.)	4,389	102,000
Kforce, Inc.	3,428	69,177
Lightbridge Corp. (a)	2,205	3,638
Odyssey Marine Exploration, Inc. (a)(d)	6,577	13,483
Pendrell Corp. (a)	19,022	40,707
RCM Technologies, Inc.	2,327	15,032
Resources Connection, Inc.	3,700	52,614
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - continued
RPX Corp. (a)	6,005	$ 99,203
Verisk Analytics, Inc. (a)	18,774	1,222,375
VSE Corp.	427	21,871
		2,715,204
Road & Rail - 0.5%
AMERCO	2,252	521,856
Arkansas Best Corp.	3,041	98,954
Avis Budget Group, Inc. (a)(d)	12,169	448,549
Covenant Transport Group, Inc. Class A (a)	1,650	13,563
Heartland Express, Inc.	9,979	182,915
J.B. Hunt Transport Services, Inc.	12,925	971,831
Landstar System, Inc. (d)	4,873	273,521
Marten Transport Ltd.	3,016	58,601
Old Dominion Freight Lines, Inc. (a)	9,787	504,324
P.A.M. Transportation Services, Inc.	668	12,431
Patriot Transportation Holding, Inc. (a)	1,246	53,279
Quality Distribution, Inc. (a)	2,343	28,655
Saia, Inc. (a)	2,181	75,746
Student Transportation, Inc.	9,179	57,706
U.S.A. Truck, Inc. (a)	1,050	14,837
Universal Truckload Services, Inc.	3,284	94,546
Vitran Corp., Inc. (a)	1,634	8,873
Werner Enterprises, Inc. (d)	9,156	220,385
YRC Worldwide, Inc. (a)	1,005	9,045
		3,649,617
Trading Companies & Distributors - 0.4%
Aceto Corp.	5,547	119,427
Beacon Roofing Supply, Inc. (a)(d)	5,127	190,622
DXP Enterprises, Inc. (a)	1,611	157,846
Essex Rental Corp. (a)	2,219	6,058
Fastenal Co.	33,447	1,556,289
General Finance Corp. (a)	1,165	7,281
H&E Equipment Services, Inc. (a)	4,201	119,855
HD Supply Holdings, Inc. (a)(d)	21,252	447,780
Houston Wire & Cable Co.	1,495	20,183
Lawson Products, Inc. (a)	645	8,237
Rush Enterprises, Inc.:
Class A (a)(d)	2,683	78,424
Class B (a)	1,009	25,124
Stock Building Supply Holdings, Inc.	4,079	74,686
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - continued
Titan Machinery, Inc. (a)(d)	1,925	$ 34,284
Willis Lease Finance Corp. (a)	1,056	19,261
		2,865,357
Transportation Infrastructure - 0.0%
Grupo Aeroportuario Norte S.A.B. de CV ADR	550	15,109
TOTAL INDUSTRIALS		30,670,045
INFORMATION TECHNOLOGY - 45.2%
Communications Equipment - 5.0%
ADTRAN, Inc. (d)	6,053	155,441
Alliance Fiber Optic Products, Inc.	2,190	32,303
Alvarion Ltd. (a)	543	380
Ambient Corp. (a)	1,100	2,607
Anaren, Inc. (a)	1,155	32,213
Applied Optoelectronics, Inc.	2,283	30,113
Arris Group, Inc. (a)	15,202	311,945
Aruba Networks, Inc. (a)(d)	13,016	232,205
AudioCodes Ltd. (a)	2,694	17,673
Aviat Networks, Inc. (a)	4,784	12,104
Aware, Inc.	5,644	33,412
Bel Fuse, Inc.:
Class A	300	6,084
Class B (non-vtg.)	558	12,683
Black Box Corp.	1,429	40,026
BlackBerry Ltd. (a)(d)	59,148	374,407
Brocade Communications Systems, Inc. (a)	49,957	439,122
CalAmp Corp. (a)(d)	4,339	108,215
Ceragon Networks Ltd. (a)	1,796	4,706
China TechFaith Wireless Communication Technology Ltd. sponsored ADR (a)	1,783	2,657
Ciena Corp. (a)(d)	11,074	245,954
Cisco Systems, Inc.	598,703	12,722,439
Clearfield, Inc. (a)	1,913	34,032
CommScope Holding Co., Inc.	22,991	369,925
Communications Systems, Inc.	3,274	37,847
Comtech Telecommunications Corp.	1,521	48,885
Digi International, Inc. (a)	2,136	24,564
DragonWave, Inc. (a)(d)	2,480	3,011
EchoStar Holding Corp. Class A (a)	4,590	229,730
EMCORE Corp. (a)(d)	1,475	7,744
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
EXFO, Inc. (sub. vtg.) (a)	2,252	$ 12,081
Extreme Networks, Inc. (a)	12,949	89,996
F5 Networks, Inc. (a)	8,581	705,873
Finisar Corp. (a)(d)	10,307	213,252
Gilat Satellite Networks Ltd. (a)	5,055	22,495
Globecomm Systems, Inc. (a)	1,887	26,626
Harmonic, Inc. (a)	11,702	90,105
Infinera Corp. (a)(d)	12,903	119,998
InterDigital, Inc.	5,085	172,331
Ituran Location & Control Ltd.	2,549	50,547
Ixia (a)	7,772	100,958
JDS Uniphase Corp. (a)	26,148	317,437
KVH Industries, Inc. (a)	1,563	22,101
Meru Networks, Inc. (a)	1,641	5,826
Mitel Networks, Inc. (a)(d)	10,262	88,253
NETGEAR, Inc. (a)(d)	4,275	137,270
NumereX Corp. Class A (a)	2,247	30,312
Oclaro, Inc. (a)(d)	6,326	14,297
Oplink Communications, Inc. (a)	1,737	28,174
Parkervision, Inc. (a)(d)	10,867	45,424
PC-Tel, Inc.	2,538	25,177
Performance Technologies, Inc. (a)	470	1,363
Polycom, Inc. (a)(d)	18,421	198,026
Procera Networks, Inc. (a)(d)	2,618	39,977
QUALCOMM, Inc.	192,068	14,132,363
Radware Ltd. (a)	5,943	101,031
Riverbed Technology, Inc. (a)	17,937	310,310
ShoreTel, Inc. (a)	8,909	71,985
Sierra Wireless, Inc. (a)(d)	4,002	76,646
Silicom Ltd.	1,049	46,649
Sonus Networks, Inc. (a)	31,557	91,831
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR (d)	22,612	282,876
Tellabs, Inc.	36,061	88,349
Tessco Technologies, Inc.	550	21,676
Ubiquiti Networks, Inc. (d)	9,959	392,385
UTStarcom Holdings Corp. (a)	4,655	12,708
ViaSat, Inc. (a)(d)	5,243	315,471
Viewtran Group, Inc. (a)(d)	3,330	7,925
Westell Technologies, Inc. Class A (a)	3,694	15,404
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Wi-Lan, Inc.	14,813	$ 47,678
Zhone Technologies, Inc. (a)	2,208	11,835
		34,157,448
Computers & Peripherals - 9.6%
Apple, Inc.	101,752	56,581,206
Avid Technology, Inc. (a)(d)	3,536	31,294
Concurrent Computer Corp.	867	6,546
Cray, Inc. (a)(d)	4,822	114,812
Datalink Corp. (a)	3,140	32,876
Dot Hill Systems Corp. (a)	4,517	11,564
Electronics for Imaging, Inc. (a)	5,980	236,808
Gaming & Leisure Properties (a)(d)	9,982	460,370
Hutchinson Technology, Inc. (a)	1,552	4,734
Immersion Corp. (a)	2,166	26,555
Intevac, Inc. (a)	1,753	11,605
Logitech International SA	19,233	220,410
NetApp, Inc.	38,517	1,588,826
Novatel Wireless, Inc. (a)	2,420	5,227
OCZ Technology Group, Inc. (a)(d)	6,689	753
On Track Innovations Ltd. (a)	5,512	17,638
Overland Storage, Inc. (a)	3,560	4,130
QLogic Corp. (a)	9,664	119,930
Qumu Corp. (a)	799	10,267
SanDisk Corp. (d)	26,960	1,837,324
Seagate Technology (d)	39,604	1,942,180
Silicon Graphics International Corp. (a)	2,986	39,774
Smart Technologies, Inc. Class A (a)	3,897	8,223
Stratasys Ltd. (a)(d)	5,393	635,134
Super Micro Computer, Inc. (a)	4,382	69,586
Transact Technologies, Inc.	1,837	23,348
Western Digital Corp.	26,497	1,988,335
Xyratex Ltd.	3,114	32,136
		66,061,591
Electronic Equipment & Components - 1.2%
Agilysys, Inc. (a)	2,256	29,486
Audience, Inc. (a)(d)	2,217	22,392
CDW Corp.	19,933	444,506
Cognex Corp.	9,590	315,991
Coherent, Inc.	2,382	164,453
Control4 Corp. (d)	2,561	44,741
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
CUI Global, Inc. (a)	1,439	$ 9,051
Daktronics, Inc.	3,527	53,963
Digital Ally, Inc. (a)	179	1,403
DTS, Inc. (a)	1,687	37,772
Echelon Corp. (a)	3,399	7,852
Electro Rent Corp.	3,981	84,875
Electro Scientific Industries, Inc.	4,034	41,510
FARO Technologies, Inc. (a)	1,765	96,263
FEI Co.	5,178	471,457
Flextronics International Ltd. (a)(d)	69,350	525,673
FLIR Systems, Inc.	16,342	484,867
Frequency Electronics, Inc.	801	9,163
GSI Group, Inc. (a)	3,002	32,962
HLS Systems International Ltd. (a)	6,494	123,321
I. D. Systems Inc. (a)	730	4,541
Identive Group, Inc. (a)	4,784	3,014
Insight Enterprises, Inc. (a)	4,185	100,733
IPG Photonics Corp. (d)	5,649	409,665
Itron, Inc. (a)(d)	4,275	181,046
KEY Tronic Corp. (a)	2,433	25,595
Littelfuse, Inc.	2,475	215,201
LoJack Corp. (a)	1,208	4,880
LRAD Corp. (a)	2,260	4,294
Magal Security Systems Ltd. (a)	1,252	4,758
Maxwell Technologies, Inc. (a)(d)	2,392	19,016
Measurement Specialties, Inc. (a)	2,277	126,009
Mercury Systems, Inc. (a)	2,848	31,157
Mesa Laboratories, Inc.	635	52,553
MicroVision, Inc. (a)	1,233	1,628
MOCON, Inc.	1,486	20,863
Molex, Inc.	10,929	422,297
Molex, Inc. Class A (non-vtg.)	10,375	400,683
MTS Systems Corp.	1,471	102,573
Multi-Fineline Electronix, Inc. (a)	2,217	31,304
National Instruments Corp.	14,584	455,896
Neonode, Inc. (a)(d)	3,560	22,535
NetList, Inc. (a)	1,689	1,182
Newport Corp. (a)	3,551	60,900
Orbotech Ltd. (a)	5,875	82,191
OSI Systems, Inc. (a)	2,281	174,953
Parametric Sound Corp. (a)(d)	937	11,609
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
PC Connection, Inc.	3,744	$ 81,357
PC Mall, Inc. (a)	1,383	13,139
Perceptron, Inc.	784	7,856
Planar Systems, Inc. (a)	480	1,176
Plexus Corp. (a)	4,007	161,763
RadiSys Corp. (a)	1,899	4,254
Research Frontiers, Inc. (a)(d)	1,108	7,401
Richardson Electronics Ltd.	1,588	17,833
Rofin-Sinar Technologies, Inc. (a)	3,325	85,885
Sanmina Corp. (a)	8,739	135,280
ScanSource, Inc. (a)	2,885	121,141
Speed Commerce, Inc. (a)(d)	10,191	40,153
Tech Data Corp. (a)	5,319	275,737
Trimble Navigation Ltd. (a)(d)	28,455	907,715
TTM Technologies, Inc. (a)	7,898	76,611
Uni-Pixel, Inc. (a)(d)	1,194	15,367
Universal Display Corp. (a)(d)	4,968	179,394
Viasystems Group, Inc. (a)	2,351	34,912
Zygo Corp. (a)(d)	1,484	23,403
		8,163,154
Internet Software & Services - 10.3%
21Vianet Group, Inc. ADR (a)(d)	4,581	81,771
Akamai Technologies, Inc. (a)(d)	19,633	877,988
Angie's List, Inc. (a)(d)	5,766	75,073
Autobytel, Inc. (a)	631	7,824
Baidu.com, Inc. sponsored ADR (a)	30,775	5,126,192
Bazaarvoice, Inc. (a)(d)	9,032	71,353
Benefitfocus, Inc.	3,259	157,442
Blucora, Inc. (a)	4,873	141,707
Brightcove, Inc. (a)(d)	2,608	37,112
BroadVision, Inc. (a)	599	6,020
Carbonite, Inc. (a)	2,600	32,240
China Finance Online Co. Ltd. ADR (a)	2,033	8,193
ChinaCache International Holdings Ltd. sponsored ADR (a)	2,750	20,488
Commtouch Software Ltd. (a)(d)	7,845	20,711
comScore, Inc. (a)	3,739	101,738
Constant Contact, Inc. (a)(d)	3,257	89,144
Cornerstone OnDemand, Inc. (a)(d)	5,477	276,150
CoStar Group, Inc. (a)	3,148	586,284
Criteo SA sponsored ADR	1,098	39,638
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
DealerTrack Holdings, Inc. (a)(d)	5,208	$ 217,694
Digital River, Inc. (a)	3,351	59,882
E2open, Inc. (a)(d)	3,262	72,677
EarthLink, Inc.	10,002	54,511
eBay, Inc. (a)	145,218	7,336,413
eGain Communications Corp. (a)	3,510	40,400
Endurance International Group Holdings, Inc. (d)	13,200	188,628
Equinix, Inc. (a)(d)	5,449	875,654
Facebook, Inc. Class A (a)	203,596	9,571,048
GigaMedia Ltd. (a)	5,039	5,089
Global Eagle Entertainment, Inc. (a)(d)	9,375	143,906
Gogo, Inc. (d)	9,437	251,685
Google, Inc. Class A (a)	30,663	32,490,208
IAC/InterActiveCorp	9,126	522,098
Internap Network Services Corp. (a)	4,621	35,535
iPass, Inc. (a)	4,991	8,634
j2 Global, Inc. (d)	6,695	321,159
Ku6 Media Co. Ltd. sponsored ADR (a)	2,051	5,866
Limelight Networks, Inc. (a)	7,958	16,314
Liquidity Services, Inc. (a)(d)	3,383	78,384
LivePerson, Inc. (a)	6,112	75,116
Local Corp. (a)	545	872
LogMeIn, Inc. (a)	2,380	82,110
Marchex, Inc. Class B	2,468	23,150
Marketo, Inc.	3,973	115,614
Mediabistro, Inc. (a)	208	749
MercadoLibre, Inc. (d)	4,886	540,929
Move, Inc. (a)	3,598	55,589
Net Element International, Inc. (a)(d)	2,798	7,499
NetEase.com, Inc. sponsored ADR	8,412	604,066
NIC, Inc.	7,609	185,507
OpenTable, Inc. (a)(d)	2,674	223,466
Perficient, Inc. (a)	4,731	102,568
Perion Network Ltd. (a)(d)	2,392	24,566
Points International Ltd. (a)	1,800	46,998
QuinStreet, Inc. (a)	3,529	30,879
RealNetworks, Inc. (a)	2,721	21,197
Rediff.com India Ltd. sponsored ADR (a)	371	820
Reis, Inc. (a)(d)	2,925	52,270
Remark Media, Inc. (a)	212	1,075
Responsys, Inc. (a)	5,878	99,397
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Rocket Fuel, Inc. (d)	3,812	$ 181,985
SciQuest, Inc. (a)(d)	2,059	57,570
Selectica, Inc. (a)	245	1,600
Sify Technologies Ltd. sponsored ADR (a)(d)	1,965	3,832
SINA Corp. (a)(d)	7,552	582,033
Sohu.com, Inc. (a)(d)	4,244	286,003
SPS Commerce, Inc. (a)	1,840	121,017
Stamps.com, Inc. (a)	1,389	63,991
Support.com, Inc. (a)	3,686	14,744
Synacor, Inc. (a)(d)	2,654	7,431
TechTarget, Inc. (a)	3,566	21,539
TheStreet.com, Inc. (a)	1,783	3,923
Travelzoo, Inc. (a)	1,494	32,091
United Online, Inc.	1,177	18,632
Unwired Planet, Inc.	9,252	14,063
ValueClick, Inc. (a)(d)	8,570	183,398
Velti PLC (a)	6,123	560
VeriSign, Inc. (a)(d)	15,702	892,816
VistaPrint Ltd. (a)	3,485	199,812
Vocus, Inc. (a)	2,078	20,697
Web.com Group, Inc. (a)(d)	4,909	140,152
WebMD Health Corp. (a)(d)	4,447	171,965
Wix.com Ltd. (a)(d)	3,900	79,950
Xoom Corp. (d)	4,106	113,469
Yahoo!, Inc. (a)	114,262	4,225,409
Yandex NV (a)	25,974	1,032,467
YY, Inc. ADR (a)(d)	2,328	117,285
Zillow, Inc. (a)(d)	3,615	284,211
Zix Corp. (a)	5,859	27,127
		71,247,062
IT Services - 2.1%
Acxiom Corp. (a)	7,793	259,351
Automatic Data Processing, Inc.	54,480	4,359,490
Blackhawk Network Holdings, Inc.	2,049	46,697
Cardtronics, Inc. (a)	5,274	224,620
Cass Information Systems, Inc.	1,288	80,822
China Information Technology, Inc. (a)	1,650	8,580
Cognizant Technology Solutions Corp. Class A (a)	33,751	3,168,881
Computer Task Group, Inc.	2,070	39,413
CSG Systems International, Inc.	3,230	93,250
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
Dynamics Research Corp. (a)	900	$ 6,516
Edgewater Technology, Inc. (a)	1,090	7,859
Euronet Worldwide, Inc. (a)	5,816	281,785
ExlService Holdings, Inc. (a)	3,384	89,202
Fiserv, Inc. (a)	14,552	1,599,119
Forrester Research, Inc.	2,212	88,436
Hackett Group, Inc.	3,105	19,406
iGATE Corp. (a)	6,608	221,236
Information Services Group, Inc. (a)	2,794	11,455
Innodata, Inc. (a)	1,720	4,420
Jack Henry & Associates, Inc.	10,326	586,207
JetPay Corp. (a)(d)	3,116	7,447
Lionbridge Technologies, Inc. (a)	5,275	30,015
ManTech International Corp. Class A	2,289	65,855
Mattersight Corp. (a)	1,970	9,456
ModusLink Global Solutions, Inc. (a)	3,600	14,004
MoneyGram International, Inc. (a)	6,835	144,150
NCI, Inc. Class A (a)	868	5,659
Newtek Business Services, Inc. (a)	2,552	6,686
Pactera Technology International Ltd. ADR (d)	11,204	78,876
Paychex, Inc. (d)	39,669	1,734,725
PFSweb, Inc. (a)	1,898	16,589
Planet Payment, Inc. (a)	15,430	36,261
PRG-Schultz International, Inc. (a)	2,112	13,897
QIWI PLC Class B sponsored ADR	2,234	104,507
Sapient Corp. (a)	15,168	238,593
ServiceSource International, Inc. (a)(d)	8,958	86,982
Sykes Enterprises, Inc. (a)	6,422	142,183
Syntel, Inc.	4,408	389,535
Teletech Holdings, Inc. (a)	6,825	175,266
Virtusa Corp. (a)	2,378	83,920
		14,581,351
Office Electronics - 0.1%
Zebra Technologies Corp. Class A (a)	6,812	353,134
Semiconductors & Semiconductor Equipment - 7.4%
Actions Semiconductor Co. Ltd. ADR (a)	5,005	12,863
Advanced Energy Industries, Inc. (a)	5,102	121,530
Aixtron AG sponsored ADR (a)(d)	770	10,657
Alpha & Omega Semiconductor Ltd. (a)	2,548	19,747
Altera Corp.	36,085	1,163,741
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Ambarella, Inc. (a)	3,374	$ 83,675
Amkor Technology, Inc. (a)(d)	32,827	196,962
Amtech Systems, Inc. (a)	792	6,051
ANADIGICS, Inc. (a)	5,180	9,946
Analog Devices, Inc. (d)	34,997	1,687,555
Applied Materials, Inc.	134,724	2,330,725
Applied Micro Circuits Corp. (a)	8,815	110,628
ARM Holdings PLC sponsored ADR (d)	13,838	690,516
ASM International NV (depositary receipt)	565	19,199
ASML Holding NV	11,556	1,079,099
Atmel Corp. (a)	48,937	374,368
ATMI, Inc. (a)	2,939	89,933
Avago Technologies Ltd.	28,089	1,256,421
Axcelis Technologies, Inc. (a)	7,148	15,940
AXT, Inc. (a)	2,879	6,794
Broadcom Corp. Class A	59,669	1,592,566
Brooks Automation, Inc.	7,616	80,501
BTU International, Inc. (a)	667	1,848
Cabot Microelectronics Corp. (a)	3,094	139,447
Camtek Ltd. (a)(d)	1,772	7,283
Canadian Solar, Inc. (a)	5,765	167,992
Cascade Microtech, Inc. (a)	1,205	12,556
Cavium, Inc. (a)(d)	5,383	194,865
Ceva, Inc. (a)(d)	2,062	32,971
China Sunergy Co. Ltd. ADR (a)	811	4,963
ChipMOS TECHNOLOGIES (Bermuda) Ltd.	3,194	65,413
Cirrus Logic, Inc. (a)(d)	6,650	134,197
Cohu, Inc.	2,800	27,748
Cree, Inc. (a)(d)	13,321	743,312
CVD Equipment Corp. (a)(d)	958	13,115
Cypress Semiconductor Corp.	17,185	166,523
Diodes, Inc. (a)	5,769	117,861
DSP Group, Inc. (a)	1,709	15,108
Entegris, Inc. (a)	13,615	149,493
Entropic Communications, Inc. (a)(d)	8,091	40,131
EZchip Semiconductor Ltd. (a)	3,149	75,796
Fairchild Semiconductor International, Inc. (a)	16,589	211,178
First Solar, Inc. (a)(d)	10,842	648,568
FormFactor, Inc. (a)	4,723	25,599
GSI Technology, Inc. (a)	7,790	53,907
GT Advanced Technologies, Inc. (a)(d)	13,938	136,732
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Hanwha Solarone Co. Ltd. ADR (a)(d)	4,357	$ 15,206
Himax Technologies, Inc. sponsored ADR (d)	10,420	104,200
Hittite Microwave Corp. (a)(d)	3,858	243,941
Ikanos Communications, Inc. (a)	7,650	10,404
Integrated Device Technology, Inc. (a)	16,817	166,825
Integrated Silicon Solution, Inc. (a)	2,319	27,457
Intel Corp.	557,534	13,291,611
Intermolecular, Inc. (a)	4,427	25,234
Intersil Corp. Class A	14,332	150,773
IXYS Corp.	2,709	33,348
JA Solar Holdings Co. Ltd. ADR (a)(d)	3,491	32,990
KLA-Tencor Corp.	18,241	1,165,053
Kopin Corp. (a)(d)	6,229	25,414
Kulicke & Soffa Industries, Inc. (a)	7,932	100,102
Lam Research Corp. (a)(d)	18,376	957,573
Lattice Semiconductor Corp. (a)	13,458	74,961
Linear Technology Corp.	26,025	1,107,364
LSI Corp.	64,680	521,968
LTX-Credence Corp. (a)	3,814	27,537
M/A-COM Technology Solutions, Inc. (a)	4,539	72,624
Marvell Technology Group Ltd.	55,277	786,592
Mattson Technology, Inc. (a)	3,129	8,386
Maxim Integrated Products, Inc.	31,550	898,544
Mellanox Technologies Ltd. (a)(d)	5,229	203,617
Micrel, Inc.	6,146	59,678
Microchip Technology, Inc. (d)	21,926	949,177
Micron Technology, Inc. (a)	115,842	2,444,266
Microsemi Corp. (a)	10,171	248,478
Mindspeed Technologies, Inc. (a)	3,673	18,475
MKS Instruments, Inc.	5,243	156,084
Monolithic Power Systems, Inc. (d)	4,309	143,921
Montage Tech Group Ltd.	4,823	87,296
MoSys, Inc. (a)	9,799	46,153
Nanometrics, Inc. (a)	2,245	42,386
Nova Measuring Instruments Ltd. (a)	2,306	20,869
NVE Corp. (a)	453	25,816
NVIDIA Corp.	65,460	1,021,176
NXP Semiconductors NV (a)	27,620	1,173,850
O2Micro International Ltd. sponsored ADR (a)	3,450	9,591
Omnivision Technologies, Inc. (a)(d)	6,680	107,080
ON Semiconductor Corp. (a)	52,196	370,070
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
PDF Solutions, Inc. (a)	2,505	$ 58,116
Peregrine Semiconductor Corp. (a)(d)	3,014	27,819
Pericom Semiconductor Corp. (a)	2,086	19,900
Photronics, Inc. (a)(d)	8,213	70,960
Pixelworks, Inc. (a)	3,092	13,110
PLX Technology, Inc. (a)	5,702	38,431
PMC-Sierra, Inc. (a)	22,033	132,198
Power Integrations, Inc.	3,028	161,877
QuickLogic Corp. (a)(d)	4,310	14,395
Rambus, Inc. (a)(d)	10,601	91,063
RDA Microelectronics, Inc. sponsored ADR	3,193	56,261
RF Micro Devices, Inc. (a)	31,899	168,427
Rubicon Technology, Inc. (a)(d)	2,238	22,783
Rudolph Technologies, Inc. (a)	2,800	31,500
SemiLEDs Corp. (a)(d)	2,000	2,120
Semtech Corp. (a)	8,036	238,830
Sigma Designs, Inc. (a)	2,862	16,056
Silicon Image, Inc. (a)	8,358	45,300
Silicon Laboratories, Inc. (a)(d)	4,673	182,481
Silicon Motion Technology Corp. sponsored ADR	3,200	47,776
Siliconware Precision Industries Co. Ltd. sponsored ADR (d)	9,531	55,852
Skyworks Solutions, Inc. (a)(d)	20,786	552,700
Spreadtrum Communications, Inc. ADR	4,769	145,979
SunPower Corp. (a)(d)	13,609	412,897
Supertex, Inc.	1,164	30,206
Synaptics, Inc. (a)(d)	3,726	188,200
Tessera Technologies, Inc.	8,659	173,180
Texas Instruments, Inc. (d)	121,819	5,238,217
Tower Semiconductor Ltd. (a)	1,741	7,312
TriQuint Semiconductor, Inc. (a)(d)	19,496	153,628
Ultra Clean Holdings, Inc. (a)	1,865	18,575
Ultratech, Inc. (a)(d)	3,352	88,694
Veeco Instruments, Inc. (a)	4,450	143,379
Vimicro International Corp. sponsored ADR (a)	1,883	3,935
Vitesse Semiconductor Corp. (a)	10,824	31,823
Xilinx, Inc.	29,899	1,328,413
		51,134,506
Software - 9.5%
Accelrys, Inc. (a)	8,192	79,708
ACI Worldwide, Inc. (a)(d)	4,259	274,833
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Activision Blizzard, Inc.	78,265	$ 1,346,941
Actuate Corp. (a)	4,500	35,370
Adobe Systems, Inc. (a)	56,142	3,187,743
Advent Software, Inc.	5,185	182,253
Allot Communications Ltd. (a)(d)	3,016	39,329
American Software, Inc. Class A	2,162	20,863
ANSYS, Inc. (a)	10,368	888,227
AsiaInfo-Linkage, Inc. (a)(d)	7,921	92,438
Aspen Technology, Inc. (a)(d)	9,953	393,442
Attunity Ltd. (a)	1,304	10,993
Autodesk, Inc. (a)	24,867	1,125,232
AutoNavi Holdings Ltd. ADR (a)(d)	3,713	56,363
Blackbaud, Inc.	5,139	185,878
BluePhoenix Solutions Ltd. (a)	285	1,337
Bottomline Technologies, Inc. (a)	4,924	170,223
BroadSoft, Inc. (a)(d)	2,902	77,106
CA Technologies, Inc.	50,531	1,667,523
Cadence Design Systems, Inc. (a)(d)	32,892	435,819
Callidus Software, Inc. (a)	4,415	48,212
Changyou.com Ltd. (A Shares) ADR (a)(d)	1,356	38,185
Check Point Software Technologies Ltd. (a)(d)	21,761	1,346,135
Cinedigm Corp. (a)	4,170	9,591
Citrix Systems, Inc. (a)	21,068	1,249,754
ClickSoftware Technologies Ltd.	2,678	19,201
CommVault Systems, Inc. (a)(d)	5,019	375,672
Compuware Corp.	25,935	285,026
Comverse, Inc.	2,187	73,265
Concur Technologies, Inc. (a)(d)	6,164	598,463
CounterPath Corp. (a)	305	436
Covisint Corp.	5,007	63,539
Datawatch Corp. (a)	1,145	42,216
Descartes Systems Group, Inc. (a)	6,375	86,576
Digimarc Corp.	697	13,055
Ebix, Inc.	3,374	47,000
Electronic Arts, Inc. (a)(d)	34,956	775,324
Envivio, Inc. (a)	4,709	13,844
EPIQ Systems, Inc.	5,614	93,922
ePlus, Inc.	1,018	54,992
Evolving Systems, Inc.	1,208	12,068
FalconStor Software, Inc. (a)	4,107	6,078
FireEye, Inc. (d)	13,267	509,055
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Fortinet, Inc. (a)	18,165	$ 310,622
Glu Mobile, Inc. (a)(d)	11,690	43,019
Guidance Software, Inc. (a)	2,847	26,335
Informatica Corp. (a)(d)	12,924	501,580
Interactive Intelligence Group, Inc. (a)(d)	2,416	157,137
Intuit, Inc. (d)	32,728	2,429,399
Jive Software, Inc. (a)(d)	7,320	81,179
KongZhong Corp. sponsored ADR (a)	2,588	20,264
Magic Software Enterprises Ltd.	8,370	54,824
Majesco Entertainment Co. (a)	3,390	2,034
Manhattan Associates, Inc. (a)	2,203	264,933
Mentor Graphics Corp.	14,474	326,027
MICROS Systems, Inc. (a)(d)	8,079	434,004
Microsoft Corp.	932,665	35,562,516
MicroStrategy, Inc. Class A (a)	912	117,949
Mitek Systems, Inc. (a)(d)	2,622	18,328
Monotype Imaging Holdings, Inc.	5,071	157,962
Net 1 UEPS Technologies, Inc. (a)	4,905	40,172
NetScout Systems, Inc. (a)	4,930	150,020
NetSol Technologies, Inc. (a)	525	2,662
NICE Systems Ltd. sponsored ADR	5,461	214,945
Nuance Communications, Inc. (a)(d)	34,200	462,384
Open Text Corp.	6,592	564,063
Parametric Technology Corp. (a)	13,575	441,731
Pegasystems, Inc.	4,955	249,484
Perfect World Co. Ltd. sponsored ADR Class B	5,354	101,565
Progress Software Corp. (a)	6,324	166,574
Proofpoint, Inc. (a)	3,846	117,303
QAD, Inc. Class A	1,432	24,459
QLIK Technologies, Inc. (a)	10,286	257,973
Qualys, Inc. (a)	3,340	82,565
RealPage, Inc. (a)(d)	9,029	202,340
Rovi Corp. (a)	11,980	220,432
Sapiens International Corp. NV	5,316	37,531
SeaChange International, Inc. (a)	2,919	43,318
Shanda Games Ltd. sponsored ADR (a)	6,211	25,217
Smith Micro Software, Inc. (a)	2,943	4,150
Sonic Foundry, Inc. (a)	478	4,770
Splunk, Inc. (a)	11,555	833,809
SS&C Technologies Holdings, Inc. (a)(d)	9,180	395,750
Symantec Corp.	78,122	1,756,964
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Synchronoss Technologies, Inc. (a)(d)	4,552	$ 144,435
Synopsys, Inc. (a)	17,123	627,215
Take-Two Interactive Software, Inc. (a)	10,587	173,203
Tangoe, Inc. (a)(d)	3,946	62,110
TeleCommunication Systems, Inc. Class A (a)	4,258	9,836
TeleNav, Inc. (a)	3,300	23,232
The9 Ltd. sponsored ADR (a)	1,168	3,025
TIBCO Software, Inc. (a)	17,892	432,450
TigerLogic Corp. (a)	4,013	7,946
TiVo, Inc. (a)	13,894	178,260
Trunkbow International Holdings Ltd. (a)(d)	2,500	2,925
Ultimate Software Group, Inc. (a)	2,945	461,452
Vasco Data Security International, Inc. (a)	3,654	28,136
Verint Systems, Inc. (a)	7,214	273,555
Voltari Corp. (a)	320	1,331
Vringo, Inc. (a)(d)	14,917	47,585
Wave Systems Corp. Class A (a)(d)	1,415	1,627
Zynga, Inc. (a)	67,701	294,499
		65,714,345
TOTAL INFORMATION TECHNOLOGY		311,412,591
MATERIALS - 0.8%
Chemicals - 0.4%
A. Schulman, Inc.	2,693	92,101
Advanced Emissions Solutions, Inc. (a)	913	52,945
American Pacific Corp. (a)	617	25,513
Balchem Corp.	3,520	208,208
Fuwei Films Holdings Co. Ltd. (a)	926	1,046
Gulf Resources, Inc. (a)	3,255	8,430
Hawkins, Inc.	1,179	44,519
Innophos Holdings, Inc.	2,523	121,054
Innospec, Inc.	2,724	132,686
Landec Corp. (a)	2,417	28,376
Marrone Bio Innovations, Inc. (d)	4,341	64,724
Material Sciences Corp. (a)	1,000	9,990
Methanex Corp.	10,484	643,909
Penford Corp. (a)	697	8,566
Senomyx, Inc. (a)	3,104	13,068
Sigma Aldrich Corp.	13,339	1,150,355
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Yongye International, Inc. (a)	9,549	$ 60,254
Zoltek Companies, Inc. (a)(d)	3,821	63,925
		2,729,669
Construction Materials - 0.0%
CaesarStone Sdot-Yam Ltd.	3,955	194,388
China Advanced Construction Materials Group, Inc. (a)	135	709
U.S. Concrete, Inc. (a)	2,219	51,636
United States Lime & Minerals, Inc. (a)	477	27,528
		274,261
Containers & Packaging - 0.1%
AEP Industries, Inc. (a)	553	28,513
Silgan Holdings, Inc.	7,298	341,182
UFP Technologies, Inc. (a)	1,423	36,429
		406,124
Metals & Mining - 0.3%
Century Aluminum Co. (a)	10,170	91,530
China Gerui Adv Mat Group Ltd. (a)	5,824	7,222
China Natural Resources, Inc. (a)	1,718	7,044
China Precision Steel, Inc. (a)(d)	271	369
Globe Specialty Metals, Inc.	7,665	136,437
Handy & Harman Ltd. (a)	2,127	52,175
Haynes International, Inc.	1,358	73,631
Horsehead Holding Corp. (a)(d)	10,655	159,505
Kaiser Aluminum Corp. (d)	1,921	129,322
Olympic Steel, Inc.	1,959	54,989
Pan American Silver Corp. (d)	16,085	173,557
Prospect Global Resources, Inc. (a)	330	578
Randgold Resources Ltd. sponsored ADR (d)	5,619	397,544
Royal Gold, Inc. (d)	7,284	328,436
Schnitzer Steel Industries, Inc. Class A	2,367	72,513
Silver Standard Resources, Inc. (a)(d)	7,860	46,924
SinoCoking Coal and Coke Chemical Industries, Inc. (a)(d)	1,300	1,469
Steel Dynamics, Inc.	27,521	501,433
Sutor Technology Group Ltd. (a)	5,943	10,935
Synalloy Corp.	766	12,340
Universal Stainless & Alloy Products, Inc. (a)	559	20,320
		2,278,273
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Paper & Forest Products - 0.0%
Mercer International, Inc. (SBI) (a)(d)	8,448	$ 80,256
Pope Resources, Inc. LP	396	26,429
		106,685
TOTAL MATERIALS		5,795,012
TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 0.3%
8x8, Inc. (a)(d)	6,659	69,387
Alaska Communication Systems Group, Inc. (a)	3,895	8,608
Atlantic Tele-Network, Inc.	1,469	82,367
B Communications Ltd.	3,475	59,631
Cbeyond, Inc. (a)	2,879	15,978
Cogent Communications Group, Inc.	5,494	214,321
Consolidated Communications Holdings, Inc.	3,932	75,986
FairPoint Communications, Inc. (a)	2,654	24,682
Frontier Communications Corp. (d)	118,228	553,307
General Communications, Inc. Class A (a)	3,238	32,218
Hawaiian Telcom Holdco, Inc. (a)(d)	740	22,444
HickoryTech Corp.	5,938	81,291
Hong Kong Television Network Ltd. sponsored ADR (d)	1,671	8,806
inContact, Inc. (a)(d)	7,718	57,885
Inteliquent, Inc.	2,667	30,911
Internet Gold Golden Lines Ltd. (a)(d)	1,546	16,465
Iridium Communications, Inc. (a)(d)	7,393	45,467
Lumos Networks Corp.	2,829	65,237
ORBCOMM, Inc. (a)	2,897	18,019
Towerstream Corp. (a)	5,027	11,763
TW Telecom, Inc. (a)	17,344	491,182
VocalTec Communications Ltd. (a)(d)	1,700	19,499
Windstream Holdings, Inc. (d)	67,173	542,086
		2,547,540
Wireless Telecommunication Services - 1.2%
America Movil S.A.B. de CV Series A sponsored ADR	968	22,506
Boingo Wireless, Inc. (a)(d)	3,209	20,955
Leap Wireless International, Inc. (a)	8,904	147,895
Linktone Ltd. sponsored ADR (a)	452	1,139
NII Holdings, Inc. (a)(d)	17,070	43,358
NTELOS Holdings Corp.	2,909	62,282
Partner Communications Co. Ltd. ADR (a)	1,446	13,766
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
SBA Communications Corp. Class A (a)(d)	14,056	$ 1,197,150
Shenandoah Telecommunications Co.	3,124	78,038
U.S.A. Mobility, Inc.	1,749	25,693
VimpelCom Ltd. sponsored ADR	186,039	2,284,559
Vodafone Group PLC sponsored ADR	112,420	4,169,658
		8,066,999
TOTAL TELECOMMUNICATION SERVICES		10,614,539
UTILITIES - 0.1%
Electric Utilities - 0.1%
MGE Energy, Inc.	4,169	233,256
Otter Tail Corp.	4,881	144,282
		377,538
Gas Utilities - 0.0%
Delta Natural Gas Co., Inc.	1,210	26,898
RGC Resources, Inc.	94	1,786
		28,684
Independent Power Producers & Energy Traders - 0.0%
Pattern Energy Group, Inc.	3,701	90,267
Synthesis Energy Systems, Inc. (a)	3,632	2,470
		92,737
Water Utilities - 0.0%
Artesian Resources Corp. Class A	575	13,628
Cadiz, Inc. (a)(d)	1,425	8,422
Connecticut Water Service, Inc.	871	30,267
Consolidated Water Co., Inc.	1,157	14,543
Middlesex Water Co.	1,342	29,497
Pure Cycle Corp. (a)	3,377	23,842
Tri-Tech Holding, Inc. (a)	664	930
York Water Co.	1,176	25,743
		146,872
TOTAL UTILITIES		645,831
TOTAL COMMON STOCKS (Cost $414,831,705)		683,525,193
U.S. Treasury Obligations - 0.1%
	Principal Amount	Value
U.S. Treasury Bills, yield at date of purchase 0.09% 7/24/14 (e) (Cost $499,722)	$ 500,000	$ 499,708
Money Market Funds - 18.8%
	Shares
Fidelity Cash Central Fund, 0.10% (b)	13,458,778	13,458,778
Fidelity Securities Lending Cash Central Fund, 0.10% (b)(c)	116,028,304	116,028,304
TOTAL MONEY MARKET FUNDS (Cost $129,487,082)		129,487,082
TOTAL INVESTMENT PORTFOLIO - 118.1% (Cost $544,818,509)		813,511,983
NET OTHER ASSETS (LIABILITIES) - (18.1)%		(124,596,384)
NET ASSETS - 100%		$ 688,915,599
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
76 CME E-mini NASDAQ 100 Index Contracts (United States)	Dec. 2013	$ 5,301,000	$ 396,886

The face value of futures purchased as a percentage of net assets is 0.8%
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $199,883.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 9,547
Fidelity Securities Lending Cash Central Fund	606,123
Total	$ 615,670
Other Information

The following is a summary of the inputs used, as of November 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 138,566,020	$ 138,566,020	$ -	$ -
Consumer Staples	26,814,943	26,814,943	-	-
Energy	8,501,576	8,497,136	-	4,440
Financials	48,218,523	48,218,144	379	-
Health Care	102,286,113	102,286,093	-	20
Industrials	30,670,045	30,670,045	-	-
Information Technology	311,412,591	311,412,591	-	-
Materials	5,795,012	5,795,012	-	-
Telecommunication Services	10,614,539	10,614,539	-	-
Utilities	645,831	645,831	-	-
U.S. Government and Government Agency Obligations	499,708	-	499,708	-
Money Market Funds	129,487,082	129,487,082	-	-
Total Investments in Securities:	$ 813,511,983	$ 813,007,436	$ 500,087	$ 4,460
Derivative Instruments:
Assets
Futures Contracts	$ 396,886	$ 396,886	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of November 30, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 396,886	$ -
Total Value of Derivatives	$ 396,886	$ -

(a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2013

Assets
Investment in securities, at value (including securities loaned of $113,403,690) - See accompanying schedule: Unaffiliated issuers (cost $415,331,427)	$ 684,024,901
Fidelity Central Funds (cost $129,487,082)	129,487,082
Total Investments (cost $544,818,509)		$ 813,511,983
Cash		10
Receivable for investments sold		51,175
Receivable for fund shares sold		1,236,765
Dividends receivable		913,297
Distributions receivable from Fidelity Central Funds		52,875
Receivable for daily variation margin for derivative instruments		23,494
Prepaid expenses		1,673
Receivable from investment adviser for expense reductions		150,973
Other receivables		423
Total assets		815,942,668

Liabilities
Payable for investments purchased	$ 10,158,742
Payable for fund shares redeemed	383,500
Accrued management fee	132,476
Distribution and service plan fees payable	94,144
Other affiliated payables	91,980
Other payables and accrued expenses	137,923
Collateral on securities loaned, at value	116,028,304
Total liabilities		127,027,069

Net Assets		$ 688,915,599
Net Assets consist of:
Paid in capital		$ 410,117,054
Undistributed net investment income		4,574,468
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,133,718
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		269,090,359
Net Assets, for 12,650,990 shares outstanding		$ 688,915,599
Net Asset Value, offering price and redemption price per share ($688,915,599 ÷ 12,650,990 shares)		$ 54.46

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2013

Investment Income
Dividends		$ 7,946,605
Interest		426
Income from Fidelity Central Funds (including $606,123 from security lending)		615,670
Total income		8,562,701

Expenses
Management fee	$ 1,316,532
Transfer agent fees	763,520
Distribution and service plan fees	329,087
Licensing fees	329,087
Accounting and security lending fees	214,369
Custodian fees and expenses	14,065
Independent trustees' compensation	2,920
Registration fees	46,396
Audit	55,582
Legal	1,354
Miscellaneous	4,338
Total expenses before reductions	3,077,250
Expense reductions	(1,274,499)	1,802,751
Net investment income (loss)		6,759,950
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,365,862
Foreign currency transactions	(199)
Futures contracts	1,851,081
Total net realized gain (loss)		10,216,744
Change in net unrealized appreciation (depreciation) on: Investment securities	155,925,054
Assets and liabilities in foreign currencies	77
Futures contracts	310,770
Total change in net unrealized appreciation (depreciation)		156,235,901
Net gain (loss)		166,452,645
Net increase (decrease) in net assets resulting from operations		$ 173,212,595

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2013	Year ended November 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,759,950	$ 4,614,889
Net realized gain (loss)	10,216,744	4,159,483
Change in net unrealized appreciation (depreciation)	156,235,901	41,786,809
Net increase (decrease) in net assets resulting from operations	173,212,595	50,561,181
Distributions to shareholders from net investment income	(5,666,240)	(2,376,699)
Share transactions Proceeds from sales of shares	197,506,753	231,778,282
Reinvestment of distributions	5,480,595	2,275,159
Cost of shares redeemed	(163,016,889)	(112,190,691)
Net increase (decrease) in net assets resulting from share transactions	39,970,459	121,862,750
Redemption fees	79,074	144,852
Total increase (decrease) in net assets	207,595,888	170,192,084

Net Assets
Beginning of period	481,319,711	311,127,627
End of period (including undistributed net investment income of $4,574,468 and undistributed net investment income of $4,038,446, respectively)	$ 688,915,599	$ 481,319,711
Other Information Shares
Sold	4,256,272	5,831,849
Issued in reinvestment of distributions	138,877	67,074
Redeemed	(3,655,270)	(2,865,865)
Net increase (decrease)	739,879	3,033,058

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 40.41	$ 35.04	$ 33.35	$ 28.54	$ 20.48
Income from Investment Operations
Net investment income (loss) B	.57	.44	.28	.22	.18
Net realized and unrealized gain (loss)	13.95	5.19	1.63	4.73	8.07
Total from investment operations	14.52	5.63	1.91	4.95	8.25
Distributions from net investment income	(.48)	(.27)	(.23)	(.15)	(.20)
Redemption fees added to paid in capital B	.01	.01	.01	.01	.01
Net asset value, end of period	$ 54.46	$ 40.41	$ 35.04	$ 33.35	$ 28.54
Total Return A	36.39%	16.24%	5.74%	17.45%	40.70%
Ratios to Average Net Assets C, E
Expenses before reductions	.56%	.58%	.58%	.58%	.62%
Expenses net of fee waivers, if any	.33%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.33%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.23%	1.13%	.80%	.73%	.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 688,916	$ 481,320	$ 311,128	$ 280,150	$ 220,902
Portfolio turnover rate D	14%	10%	12%	8%	3%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2013

1. Organization.

Fidelity Nasdaq Composite Index Fund (the Fund) is a fund of Fidelity Commonwealth Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 291,176,028
Gross unrealized depreciation	(23,530,250)
Net unrealized appreciation (depreciation) on securities and other investments	$ 267,645,778

Tax Cost	$ 545,866,205

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,586,778
Undistributed long-term capital gain	$ 6,578,300
Net unrealized appreciation (depreciation)	$ 267,645,776

The tax character of distributions paid was as follows:

	November 30, 2013	November 30, 2012
Ordinary Income	$ 5,666,240	$ 2,376,699

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to .75% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross

Annual Report

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management expects that the impact of the updates' adoption will be limited to additional financial statement disclosures as applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $1,851,081 and a change in net unrealized appreciation (depreciation) of $310,770 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $123,368,089 and $78,509,258, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .24% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted a Distribution and Service Plan. The Fund pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a distribution fee based on .06% of the Fund's average net assets. FDC pays these fees to NASDAQ OMX Group for marketing services provided to the Fund. The Fund does not pay a service fee.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .14% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Licensing Fees. Under the terms of a license agreement, the investment adviser pays NASDAQ OMX Group an annual licensing fee for the use of the NASDAQ Composite Index. The investment adviser has entered into a sub-license agreement with the Fund whereby the Fund pays the investment adviser the amount of the license fee at the rate of up to .06% of the Fund's average net assets.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,126 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

The investment adviser contractually agreed to waive expenses of the Fund to the extent annual operating expenses exceeded .29% of average net assets. During the period, these levels ranged between .35% and .29%. The expense limitation effective August 1, 2013 was .29%. This reimbursement will remain in place through January 31, 2015. Some expenses, for example interest expense, including commitment fees, are excluded from this waiver. During the period this waiver reduced the Fund's expenses by $1,270,426.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $4,028.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $45.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Nasdaq Composite Index Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Nasdaq Composite Index Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the schedule of investments, as of November 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Nasdaq Composite Index Fund as of November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 16, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of NASDAQ Composite Index Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Pay Date	Record Date	Dividends	Capital Gains
12/16/13	12/13/13	$0.398	$0.491
01/13/14	01/10/14	$0.000	$0.026

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2013, $7,177,325, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 95% and 82% of the dividends distributed on December 14, 2012 and December 27, 2012, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Nasdaq Composite Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to a fund's benchmark index, over appropriate time periods taking into account relevant factors including the following:  general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; securities lending revenues; and fund cash flows and other factors.

Annual Report

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and its benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group comparison is not shown below.

Fidelity Nasdaq Composite Index Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 51% means that 49% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Nasdaq Composite Index Fund

The Board noted that the fund's management fee ranked above the median of its Total Mapped Group and below the median of its ASPG for 2012.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board also considered that the fund pays The NASDAQ OMX Group, Inc. a 0.06% licensing fee and a 0.06% marketing (12b-1) fee and that the majority of funds in the fund's competitive universe do not pay these fees.

The Board further considered that FMR contractually agreed to waive the fund's expenses to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed 0.35% through January 31, 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable, although above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Annual Report

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Geode Capital Management, LLC

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

EIF-UANN-0114
1.795563.110

Fidelity®

Nasdaq Composite Index® Tracking Stock

Annual Report

November 30, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Premium/Discount Analysis	(Click Here)	Information regarding the fund's NAV and market price.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-FIDELITY to request a free copy of the proxy voting guidelines.

Nasdaq®, OMX®, NASDAQ OMX®, Nasdaq Composite®, and The Nasdaq Stock Market®, Inc. are registered trademarks of The NASDAQ OMX Group, Inc. (which with its Affiliates are the Corporations) and are licensed for use by Fidelity. The product has not been passed on by the Corporations as to its legality or suitability. The product is not issued, endorsed or sold by the Corporations. The Corporations make no warranties and bear no liability with respect to shares of the product.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

The fund's net asset value (NAV) performance is based on the NAV calculated each business day. It is calculated in accordance with the standard formula for valuing mutual fund shares as of the close of regular trading hours on The Nasdaq Stock Market, normally 4:00 p.m. Eastern time (or NYSE if NASDAQ is closed). The fund's market price performance is based on the daily closing price of the shares of the fund on The Nasdaq Stock Market.

Cumulative total returns reflect performance over the period shown generally by adding one year's return - positive or negative - to the next year's return. NAV and closing market price average annual returns reflect the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any), at NAV and Market Price, respectively, and assumes a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or selling of fund shares. How a fund did yesterday is no guarantee of how it will do tomorrow.

Cumulative Total Returns

Periods ended November 30, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity® Nasdaq Composite Index® Tracking Stock - NAV	36.35%	176.34%	121.69%
Fidelity® Nasdaq Composite Index® Tracking Stock - Market Price	36.13%	180.67%	122.17%
Nasdaq Composite Index®	36.73%	179.44%	126.70%

Average Annual Total Returns

Periods ended November 30, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity Nasdaq Composite Index Tracking Stock - NAV	36.35%	22.54%	8.29%
Fidelity Nasdaq Composite Index Tracking Stock - Market Price	36.13%	22.93%	8.31%

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Nasdaq Composite Index Tracking Stock - NAV on November 30, 2003. The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite Index® performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: With the current bull run nearing the five-year mark, equity benchmarks ripped up old records during the 12 months ending November 30, 2013. Gains were fueled by strengthening U.S. economic data, as well as generally improving economies and accommodative monetary policies worldwide. The broad S&P 500® Index reached new peaks in its 30.30% climb for the period, and the blue-chip Dow Jones Industrial AverageSM surpassed historic milestones en route to a 26.63% gain. The Nasdaq Composite Index®, up 36.73% amid a resurgence in growth-oriented stocks, closed above 4,000 for the first time since 2000. Shedding anxiety over the 2012 U.S. presidential election - and apparently confident that the federal debt-ceiling debate would be resolved - markets rose from period start through late May. News that the U.S. Federal Reserve was considering an end to its stimulative bond-buying kept stocks in flux over the summer but, by September, the Fed had set aside any imminent tapering. Despite jitters over a potential U.S. military strike in Syria and, later, an October budget impasse that briefly shuttered the federal government, volatility was subdued heading into the holidays, with investor optimism helping many markets home in on all-time highs at period end. Elsewhere, non-U.S. developed-market equities saw similar results, with the MSCI® EAFE® Index adding 24.97%.

Comments from James Francis, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team for Fidelity® Nasdaq Composite Index® Tracking Stock: For the year, the fund rose 36.35% - roughly in line with the Nasdaq index - while its market price added 36.13%. On an absolute basis, the top individual contributors were software maker Microsoft and Internet search leader Google, whose shares were up roughly 47% and more than 50%, respectively. Social-networking company Facebook also helped, as the company saw increased profits from mobile advertising. In consumer discretionary - the strongest-performing sector of the period - online retailer Amazon.com helped, especially in late October after the company posted better-than-anticipated sales. Meanwhile, in health care - the next-best performing group - biotechnology companies Gilead Sciences, Celgene and Biogen Idec all contributed. In contrast, the biggest individual detractor was consumer electronics and personal computer maker Apple - by far the largest position in the index and fund - whose shares declined 3%. Other technology stocks, such as online auction provider eBay and voice-recognition software company Nuance Communications, hurt. Of final note, shares of Intuitive Surgical plummeted in July, as the maker of robotic surgical systems lost more than 15% in a single day on disappointing second-quarter financial results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Premium/Discount Analysis (Unaudited)

Shares of Fidelity® Nasdaq Composite Index® Tracking Stock (the fund) are listed on The Nasdaq Stock Market® and can be bought and sold on the secondary market at market prices. Although the market price is expected to approximate the fund's NAV, it is possible that the market price and NAV will vary significantly. The closing market price is the daily closing price as reported on The Nasdaq Stock Market.

Premiums or discounts are the differences (expressed as a basis point differential with 1 basis point equaling 1/100 of 1%) between the fund's NAV and closing market price. A premium indicates that the closing market price is trading above the NAV. A discount indicates that the closing market price is trading below the NAV. A discrepancy may exist with respect to the timing of when the NAV is calculated and the determination of the closing market price.

The chart below presents information about the differences between the fund's daily closing market price and the fund's NAV.

Periods Ended November 30, 2013

From December 1, 2008
to November 30, 2013	Closing Price Below NAV		Closing Price Above or Equal to NAV
Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
0 - <25	473	37.57%	398	31.61%
25 - <50	135	10.72%	104	8.26%
50 - <75	42	3.34%	32	2.54%
75 - <100	23	1.82%	12	0.95%
100 or above	22	1.75%	18	1.44%
Total	695	55.20%	564	44.80%

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2013 to November 30, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioB	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Expenses Paid During Period* June 1, 2013 to November 30, 2013
Actual	.24%	$ 1,000.00	$ 1,181.30	$ 1.31
HypotheticalA		$ 1,000.00	$ 1,023.87	$ 1.22

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	8.3	7.9
Microsoft Corp.	5.2	5.5
Google, Inc. Class A	4.8	4.4
Amazon.com, Inc.	2.9	2.3
QUALCOMM, Inc.	2.1	2.1
Intel Corp.	2.0	2.3
Gilead Sciences, Inc.	1.9	1.6
Cisco Systems, Inc.	1.9	2.4
Comcast Corp. Class A	1.8	1.6
Amgen, Inc.	1.4	1.4
	32.3
Market Sectors as of November 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	45.5	48.3
Consumer Discretionary	20.3	18.5
Health Care	14.9	14.1
Financials	7.0	6.9
Industrials	4.5	4.4
Consumer Staples	3.9	4.0
Telecommunication Services	1.6	1.2
Energy	1.3	1.4
Materials	0.8	0.9
Utilities	0.1	0.1
Asset Allocation (% of fund's net assets)
To match the Nasdaq Composite Index, Fidelity Nasdaq Composite Index Tracking Stock seeks I00% investment exposure to stocks at all times.

Annual Report

Investments November 30, 2013

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
CONSUMER DISCRETIONARY - 20.3%
Auto Components - 0.3%
Ballard Power Systems, Inc. (a)(d)	5,892	$ 7,763
China Automotive Systems, Inc. (a)	1,171	10,094
China XD Plastics Co. Ltd. (a)	1,800	8,280
Dorman Products, Inc.	1,788	89,007
Federal-Mogul Corp. Class A (a)	7,536	154,639
Fox Factory Holding Corp.	1,652	30,364
Fuel Systems Solutions, Inc. (a)	944	12,895
Gentex Corp.	6,508	194,003
Gentherm, Inc. (a)	1,351	32,640
Quantum Fuel Systems Technologies Worldwide, Inc. (a)	109	749
Remy International, Inc.	1,857	43,138
Shiloh Industries, Inc.	954	22,114
SORL Auto Parts, Inc. (a)	847	3,490
Spartan Motors, Inc.	1,938	13,392
The Goodyear Tire & Rubber Co.	11,755	261,666
		884,234
Automobiles - 0.3%
Kandi Technolgies, Inc. (a)(d)	1,476	10,583
Tesla Motors, Inc. (a)(d)	5,710	726,769
		737,352
Distributors - 0.2%
Core-Mark Holding Co., Inc.	563	41,561
LKQ Corp. (a)	14,239	472,023
Pool Corp.	2,255	126,370
VOXX International Corp. (a)	1,121	19,999
Weyco Group, Inc.	720	21,132
		681,085
Diversified Consumer Services - 0.3%
American Public Education, Inc. (a)(d)	942	42,569
Apollo Ed Group, Inc. Class A (non-vtg.) (a)	5,243	137,838
Ascent Capital Group, Inc. (a)	599	51,502
Cambium Learning Group, Inc. (a)	1,704	2,607
Capella Education Co.	712	46,793
Career Education Corp. (a)	3,986	20,129
Corinthian Colleges, Inc. (a)	4,002	6,723
Education Management Corp. (a)	6,062	70,016
Grand Canyon Education, Inc. (a)	2,106	95,907
Houghton Mifflin Harcourt Co.	6,000	104,160
JTH Holding, Inc. Class A (a)	1,320	32,142
Learning Tree International, Inc. (a)	1,176	3,305
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Diversified Consumer Services - continued
Lincoln Educational Services Corp.	1,270	$ 6,795
Matthews International Corp. Class A	1,287	54,286
National American University Holdings, Inc.	891	3,270
Outerwall, Inc. (a)(d)	1,350	92,340
Steiner Leisure Ltd. (a)	756	44,725
Stewart Enterprises, Inc. Class A	4,166	55,200
Strayer Education, Inc.	549	20,395
		890,702
Hotels, Restaurants & Leisure - 2.9%
AFC Enterprises, Inc. (a)	1,243	54,182
Ambassadors Group, Inc.	1,181	5,444
BJ's Restaurants, Inc. (a)	1,440	42,682
Bloomin' Brands, Inc. (a)	5,694	149,183
Bob Evans Farms, Inc.	1,162	64,596
Bravo Brio Restaurant Group, Inc. (a)	599	9,566
Buffalo Wild Wings, Inc. (a)	873	131,160
Caesars Acquisition Co. (a)(d)	6,000	72,960
Caesars Entertainment Corp. (a)	5,940	121,414
Carrols Restaurant Group, Inc. (a)	828	5,548
Century Casinos, Inc. (a)	1,261	6,721
China Lodging Group Ltd. ADR (a)	1,080	28,393
Churchill Downs, Inc.	839	75,384
Chuys Holdings, Inc. (a)	747	26,025
Cosi, Inc. (a)	855	1,411
Cracker Barrel Old Country Store, Inc.	1,068	115,867
Del Frisco's Restaurant Group, Inc. (a)	966	20,450
Denny's Corp. (a)	5,306	38,203
Diversified Restaurant Holdings, Inc. (a)	2,173	12,299
Dunkin' Brands Group, Inc.	4,834	236,769
Einstein Noah Restaurant Group, Inc.	1,560	24,944
Empire Resorts, Inc. (a)	865	4,290
Fiesta Restaurant Group, Inc. (a)	1,285	62,926
Gaming Partners International Corp.	974	7,880
Home Inns & Hotels Management, Inc. sponsored ADR (a)	1,586	63,646
Iao Kun Group Hldng Co. Ltd.	2,700	8,532
Icahn Enterprises LP	5,304	642,155
Ignite Restaurant Group, Inc. (a)	1,090	13,462
International Speedway Corp. Class A	1,292	44,354
Interval Leisure Group, Inc.	2,346	62,826
Isle of Capri Casinos, Inc. (a)	1,572	12,780
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Jack in the Box, Inc. (a)	1,933	$ 91,528
Jamba, Inc. (a)	631	7,446
Lakes Entertainment, Inc. (a)	1,531	6,047
Marriott International, Inc. Class A	14,879	699,611
Melco Crown Entertainment Ltd. sponsored ADR (a)	8,527	303,476
Monarch Casino & Resort, Inc. (a)	1,171	20,785
Morgans Hotel Group Co. (a)	1,711	13,774
MTR Gaming Group, Inc. (a)	1,908	10,608
Multimedia Games Holding Co., Inc. (a)	1,333	38,657
Nathan's Famous, Inc. (a)	130	6,856
Noodles & Co. (d)	1,094	44,449
Norwegian Cruise Line Holdings Ltd.	9,599	327,326
Panera Bread Co. Class A (a)	1,320	233,495
Papa John's International, Inc.	1,127	95,654
Penn National Gaming, Inc. (a)	3,876	55,969
Potbelly Corp.	1,270	35,401
Premier Exhibitions, Inc. (a)	1,837	2,168
Red Robin Gourmet Burgers, Inc. (a)	671	53,485
Rick's Cabaret International, Inc. (a)	654	6,782
Ruth's Hospitality Group, Inc.	2,344	33,707
Scientific Games Corp. Class A (a)	4,724	84,796
Sonic Corp. (a)	2,754	54,502
Starbucks Corp.	35,324	2,877,493
Texas Roadhouse, Inc. Class A	3,179	88,948
The Cheesecake Factory, Inc.	2,509	122,314
Town Sports International Holdings, Inc.	1,387	19,071
Wendy's Co.	19,050	164,021
Wynn Resorts Ltd.	4,792	794,849
		8,459,270
Household Durables - 0.3%
Bassett Furniture Industries, Inc.	30	473
Cavco Industries, Inc. (a)	263	17,745
Dixie Group, Inc. (a)	613	7,957
EveryWare Global, Inc. (a)	3,519	28,715
Flexsteel Industries, Inc.	387	10,704
Garmin Ltd.	9,271	450,200
Helen of Troy Ltd. (a)	1,588	77,351
Hooker Furniture Corp.	148	2,528
iRobot Corp. (a)	1,281	42,542
LGI Homes, Inc.	979	15,077
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Lifetime Brands, Inc.	648	$ 9,474
Skullcandy, Inc. (a)	1,012	6,143
SodaStream International Ltd. (a)	974	55,986
Stanley Furniture Co., Inc. (a)	1,428	5,426
Universal Electronics, Inc. (a)	803	30,522
Zagg, Inc. (a)	1,716	7,276
		768,119
Internet & Catalog Retail - 5.4%
1-800-FLOWERS.com, Inc. Class A (a)	2,160	10,994
Amazon.com, Inc. (a)	21,529	8,474,245
Blue Nile, Inc. (a)(d)	493	22,708
CafePress, Inc. (a)	752	5,001
Ctrip.com International Ltd. sponsored ADR (a)(d)	6,866	328,057
dELiA*s, Inc. (a)	1,477	1,772
eLong, Inc. sponsored ADR (a)	1,362	24,257
Expedia, Inc.	5,874	374,115
FTD Companies, Inc. (a)	778	25,658
Gaiam, Inc. Class A (a)	991	6,253
Geeknet, Inc. (a)	385	7,253
Groupon, Inc. Class A (a)	31,327	283,509
HomeAway, Inc. (a)	4,197	153,191
HSN, Inc.	2,583	148,264
Liberty Media Corp.:
Interactive Series A (a)	24,960	700,877
Series A (a)	1,608	195,452
MakeMyTrip Ltd. (a)	1,659	26,478
Mecox Lane Ltd. ADR (a)	99	432
Netflix, Inc. (a)	2,781	1,017,290
NutriSystem, Inc.	1,638	32,236
Overstock.com, Inc. (a)	1,163	32,564
PetMed Express, Inc.	992	15,654
priceline.com, Inc. (a)	2,423	2,889,016
Qunar Cayman Islands Ltd. sponsored ADR	529	13,966
RetailMeNot, Inc.	1,929	55,304
Shutterfly, Inc. (a)(d)	1,772	83,692
TripAdvisor, Inc. (a)	6,257	552,618
U.S. Auto Parts Network, Inc. (a)	1,459	3,881
ValueVision Media, Inc. Class A (a)	1,927	11,100
Vitacost.com, Inc. (a)	1,319	7,571
		15,503,408
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - 0.4%
Arctic Cat, Inc.	723	$ 40,683
Black Diamond, Inc. (a)	972	12,976
Escalade, Inc.	2,186	23,259
Hasbro, Inc.	6,070	326,687
JAKKS Pacific, Inc. (d)	1,076	6,951
Johnson Outdoors, Inc. Class A	139	3,981
Mattel, Inc.	16,401	758,874
Smith & Wesson Holding Corp. (a)(d)	2,624	31,016
Summer Infant, Inc. (a)	1,126	2,432
		1,206,859
Media - 7.4%
AirMedia Group, Inc. ADR (a)	2,505	4,158
AMC Networks, Inc. Class A (a)	2,884	185,124
Bona Film Group Ltd. sponsored ADR (a)	1,740	9,553
Carmike Cinemas, Inc. (a)	720	17,237
Central European Media Enterprises Ltd. Class A (a)	7,227	18,068
Charter Communications, Inc. Class A (a)	4,782	646,048
China Yida Holding Co. (a)	191	659
ChinaNet Online Holdings, Inc. (a)	838	612
Comcast Corp.:
Class A	102,205	5,096,963
Class A (special) (non-vtg.) (d)	20,489	986,545
Crown Media Holdings, Inc. Class A (a)	15,678	52,521
CTC Media, Inc.	7,218	91,308
Cumulus Media, Inc. Class A (a)(d)	8,307	57,983
Daily Journal Corp. (a)	46	6,716
Dex Media, Inc. (a)(d)	636	4,617
Digital Generation, Inc. (a)	1,316	15,542
DIRECTV (a)	25,763	1,703,192
Discovery Communications, Inc.:
Class A (a)	6,872	599,719
Class B (a)	243	21,182
Class C (non-vtg.) (a)	4,288	346,342
DISH Network Corp. Class A	10,279	556,711
DreamWorks Animation SKG, Inc. Class A (a)	3,539	112,753
Emmis Communications Corp. Class A (a)	6,257	16,581
Global Sources Ltd. (a)	2,061	15,890
Harris Interactive, Inc. (a)	3,264	6,561
Lamar Advertising Co. Class A (a)	3,678	183,606
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Liberty Global PLC:
Class A (a)	10,415	$ 893,711
Class B (a)	433	36,970
Class C (a)	7,858	640,034
Liberty Media Corp. Class A (a)	5,677	871,192
Loral Space & Communications Ltd.	985	77,746
MDC Partners, Inc. Class A (sub. vtg.)	2,944	67,005
Morningstar, Inc.	2,260	188,507
National CineMedia, Inc.	2,520	46,998
News Corp.:
Class A (a)	18,164	326,225
Class B (a)	9,750	175,208
Nexstar Broadcasting Group, Inc. Class A	1,427	70,879
ReachLocal, Inc. (a)	1,236	15,635
Reading International, Inc. Class A (a)	489	3,565
Rentrak Corp. (a)	582	23,222
RRSat Global Communications Network Ltd.	1,086	8,199
Salem Communications Corp. Class A	840	7,552
Scholastic Corp.	1,622	49,536
SFX Entertainment, Inc.	3,621	36,101
Sinclair Broadcast Group, Inc. Class A	3,375	110,768
Sirius XM Holdings, Inc. (d)	292,233	1,101,718
Spanish Broadcasting System, Inc. Class A (a)	192	743
Starz - Liberty Capital Series A (a)	5,563	157,322
The Madison Square Garden Co. Class A (a)	2,889	162,824
Twenty-First Century Fox, Inc.:
Class A	70,308	2,354,615
Class B	39,010	1,288,500
Value Line, Inc.	540	5,249
Viacom, Inc.:
Class A	2,405	193,025
Class B (non-vtg.)	20,552	1,647,654
VisionChina Media, Inc. ADR (a)	186	1,620
WPP PLC ADR	501	55,491
		21,374,005
Multiline Retail - 0.3%
Dollar Tree, Inc. (a)	10,560	587,664
Fred's, Inc. Class A	1,867	32,411
Gordmans Stores, Inc.	983	10,272
Sears Holdings Corp. (a)(d)	5,038	320,064
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
The Bon-Ton Stores, Inc.	613	$ 10,899
Tuesday Morning Corp. (a)	1,968	27,257
		988,567
Specialty Retail - 2.0%
America's Car Mart, Inc. (a)	288	12,105
Ascena Retail Group, Inc. (a)	7,416	157,961
bebe stores, Inc.	4,204	24,762
Bed Bath & Beyond, Inc. (a)	10,351	807,689
Big 5 Sporting Goods Corp.	1,248	23,238
Body Central Corp. (a)	779	3,054
Books-A-Million, Inc. (a)(d)	924	2,384
Cache, Inc. (a)	829	4,344
Citi Trends, Inc. (a)	738	12,184
Coldwater Creek, Inc. (a)	1,017	915
Conn's, Inc. (a)	1,841	111,068
Destination Maternity Corp.	569	17,377
Destination XL Group, Inc. (a)	2,709	19,044
Finish Line, Inc. Class A	2,251	59,449
Five Below, Inc. (a)	2,529	134,442
Francescas Holdings Corp. (a)	2,058	40,378
Hibbett Sports, Inc. (a)(d)	1,197	77,290
Jos. A. Bank Clothiers, Inc. (a)	1,303	74,036
Kirkland's, Inc. (a)	1,117	28,618
Mattress Firm Holding Corp. (a)(d)	1,499	55,658
Monro Muffler Brake, Inc.	1,411	74,868
O'Reilly Automotive, Inc. (a)	5,102	637,546
Pacific Sunwear of California, Inc. (a)	3,348	9,743
Perfumania Holdings, Inc. (a)	270	1,331
PetSmart, Inc.	4,845	359,063
Rent-A-Center, Inc.	2,686	91,485
Ross Stores, Inc.	10,425	797,096
Sears Hometown & Outlet Stores, Inc. (a)	1,091	34,890
Select Comfort Corp. (a)(d)	2,569	54,232
Shoe Carnival, Inc.	856	24,764
Staples, Inc.	31,466	488,667
Stein Mart, Inc.	2,124	31,308
The Children's Place Retail Stores, Inc. (a)	1,047	57,585
Tile Shop Holdings, Inc. (a)(d)	2,434	40,770
Tractor Supply Co.	6,645	486,480
Trans World Entertainment Corp.	2,993	13,020
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	3,014	$ 382,597
Urban Outfitters, Inc. (a)	7,084	276,418
West Marine, Inc. (a)	1,099	14,880
Wet Seal, Inc. Class A (a)	4,849	16,147
Winmark Corp.	289	24,753
Zumiez, Inc. (a)	1,410	39,156
		5,622,795
Textiles, Apparel & Luxury Goods - 0.5%
Cherokee, Inc.	486	6,960
Columbia Sportswear Co.	1,644	114,077
Costa, Inc. Class A (a)	435	9,527
Crocs, Inc. (a)	4,379	60,430
Deckers Outdoor Corp. (a)	1,739	143,711
Exceed Co. Ltd. (a)	1,376	2,036
Fossil Group, Inc. (a)	2,747	349,611
G-III Apparel Group Ltd. (a)	900	54,225
Iconix Brand Group, Inc. (a)	2,871	113,921
Joe's Jeans, Inc. (a)	3,054	3,665
Kingold Jewelry, Inc. (a)	2,377	4,231
lululemon athletica, Inc. (a)	5,328	371,468
Perry Ellis International, Inc.	883	13,713
R.G. Barry Corp.	205	3,936
Steven Madden Ltd. (a)	3,276	127,633
Vera Bradley, Inc. (a)	1,918	48,180
		1,427,324
TOTAL CONSUMER DISCRETIONARY		58,543,720
CONSUMER STAPLES - 3.9%
Beverages - 0.2%
Coca-Cola Bottling Co. Consolidated	378	25,666
Craft Brew Alliance, Inc. (a)	853	15,141
MGP Ingredients, Inc.	857	4,294
Monster Beverage Corp. (a)	7,843	464,149
National Beverage Corp.	2,399	50,667
		559,917
Food & Staples Retailing - 1.6%
Andersons, Inc.	857	72,905
Arden Group, Inc. Class A	180	23,398
Casey's General Stores, Inc.	1,764	131,277
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Chefs' Warehouse Holdings (a)	950	$ 24,377
China Jo-Jo Drugstores, Inc. (a)	688	534
Costco Wholesale Corp.	20,566	2,579,593
Fairway Group Holdings Corp.	1,198	22,750
Fresh Market, Inc. (a)	2,257	91,882
Ingles Markets, Inc. Class A	343	9,011
PriceSmart, Inc. (d)	1,458	181,944
QKL Stores, Inc. (a)	97	427
Spartan Stores, Inc. (d)	1,818	42,178
Sprouts Farmers Market LLC	6,958	263,291
The Pantry, Inc. (a)	1,055	15,181
United Natural Foods, Inc. (a)	2,275	156,634
Village Super Market, Inc. Class A	329	12,742
Whole Foods Market, Inc.	17,604	996,386
		4,624,510
Food Products - 2.0%
Alico, Inc.	489	19,061
Boulder Brands, Inc. (a)	3,061	46,864
Bridgford Foods Corp.	1,052	10,047
Cal-Maine Foods, Inc.	1,065	58,522
Calavo Growers, Inc.	888	27,377
Diamond Foods, Inc. (a)	906	22,414
Farmer Brothers Co. (a)	900	18,360
Green Mountain Coffee Roasters, Inc. (d)	7,056	475,433
Griffin Land & Nurseries, Inc.	578	19,074
Hain Celestial Group, Inc. (a)	2,327	192,420
Inventure Foods, Inc. (a)	910	11,639
J&J Snack Foods Corp.	925	79,476
John B. Sanfilippo & Son, Inc.	434	11,063
Kraft Foods Group, Inc.	28,067	1,490,919
Lancaster Colony Corp.	1,301	112,745
Le Gaga Holdings Ltd. ADR (a)	599	2,085
Lifeway Foods, Inc.	942	14,243
Limoneira Co.	450	11,858
Mondelez International, Inc.	83,956	2,815,045
Origin Agritech Ltd. (a)	1,198	2,156
Pilgrims Pride Corp. (a)	12,427	203,554
Sanderson Farms, Inc.	1,016	69,433
Seneca Foods Corp. Class A (a)	577	18,077
SkyPeople Fruit Juice, Inc. (a)	1,084	2,038
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Snyders-Lance, Inc.	3,308	$ 95,303
SunOpta, Inc. (a)	3,169	29,313
		5,858,519
Household Products - 0.0%
Central Garden & Pet Co. (a)	36	280
Central Garden & Pet Co. Class A (non-vtg.) (a)	1,423	11,128
WD-40 Co.	838	63,068
		74,476
Personal Products - 0.1%
Elizabeth Arden, Inc. (a)	1,466	57,951
Inter Parfums, Inc.	1,657	60,315
LifeVantage Corp. (a)	4,798	9,212
Mannatech, Inc. (a)	136	2,924
Nature's Sunshine Products, Inc.	964	18,499
Neptune Technologies & Bioressources, Inc. (a)	2,737	6,929
Nutraceutical International Corp.	658	16,845
Reliv International, Inc.	721	2,264
Star Scientific, Inc. (a)	5,834	7,584
Synutra International, Inc. (a)	3,528	31,611
The Female Health Co.	1,076	9,856
		223,990
TOTAL CONSUMER STAPLES		11,341,412
ENERGY - 1.3%
Energy Equipment & Services - 0.3%
Dawson Geophysical Co. (a)	540	17,453
ENGlobal Corp. (a)	1,260	1,940
Exterran Partners LP	2,758	76,755
Forbes Energy Services Ltd. (a)	1,860	6,845
Geospace Technologies Corp. (a)	584	50,966
Gulf Island Fabrication, Inc.	780	20,639
Hercules Offshore, Inc. (a)	7,139	45,618
Matrix Service Co. (a)	1,248	27,706
Mitcham Industries, Inc. (a)	402	7,035
Ocean Rig UDW, Inc. (United States) (a)	6,092	126,896
Patterson-UTI Energy, Inc.	6,877	160,303
PHI, Inc. (non-vtg.) (a)	569	24,165
RigNet, Inc. (a)	766	32,540
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Tesco Corp. (a)	2,651	$ 47,400
TGC Industries, Inc.	1,194	8,597
		654,858
Oil, Gas & Consumable Fuels - 1.0%
Abraxas Petroleum Corp. (a)	4,764	17,150
Alliance Holdings GP, LP	2,850	156,722
Alliance Resource Partners LP	1,732	126,904
Amyris, Inc. (a)(d)	2,160	6,005
APCO Oil and Gas International, Inc. (a)	427	6,717
Approach Resources, Inc. (a)(d)	1,963	41,596
BioFuel Energy Corp. (a)	280	543
BreitBurn Energy Partners LP	4,576	86,532
Calumet Specialty Products Partners LP	3,173	90,716
Capital Product Partners LP	3,051	27,337
Carrizo Oil & Gas, Inc. (a)	1,827	73,884
Ceres, Inc. (a)(d)	1,022	1,656
Clayton Williams Energy, Inc. (a)	558	40,399
Clean Energy Fuels Corp. (a)(d)	3,980	49,710
Crosstex Energy LP	4,295	114,419
Crosstex Energy, Inc.	2,405	78,163
Diamondback Energy, Inc. (a)	2,043	101,619
Dorchester Minerals LP	1,212	29,755
Double Eagle Petroleum Co. (a)	486	1,098
Eagle Rock Energy Partners LP	8,130	49,268
Energy XXI (Bermuda) Ltd.	3,808	103,425
EV Energy Partners LP	2,129	69,618
FX Energy, Inc. (a)(d)	2,088	7,141
Gevo, Inc. (a)(d)	1,124	2,001
Golar LNG Ltd. (NASDAQ)	3,752	136,310
Golar LNG Partners LP	1,750	55,965
Green Plains Renewable Energy, Inc.	2,371	40,971
Gulfport Energy Corp. (a)	3,555	207,719
Hallador Energy Co.	1,284	10,156
Isramco, Inc. (a)	118	14,868
Ivanhoe Energy, Inc. (a)	5,376	2,530
James River Coal Co. (a)(d)	1,391	1,989
KiOR, Inc. Class A (a)(d)	2,160	5,098
Knightsbridge Tankers Ltd.	1,127	8,802
L&L Energy, Inc. (a)(d)	1,679	2,821
Legacy Reserves LP	2,569	69,337
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
LINN Energy LLC/LINN Energy Finance Corp.	11,068	$ 336,689
LinnCo LLC (d)	1,508	47,019
Marlin Midstream Partners LP	2,121	37,372
Martin Midstream Partners LP	1,081	48,548
Memorial Production Partners LP	2,913	58,114
Mid-Con Energy Partners LP	1,075	24,435
Pacific Ethanol, Inc. (a)	220	827
PDC Energy, Inc. (a)	1,988	117,113
PostRock Energy Corp. (a)	738	1,129
PrimeEnergy Corp. (a)	198	9,801
Renewable Energy Group, Inc. (a)	1,884	21,421
Rentech, Inc.	10,588	19,164
Rex Energy Corp. (a)	2,862	54,893
Rosetta Resources, Inc. (a)(d)	2,804	141,798
Sino Clean Energy, Inc. rights (a)	1,155	0
Solazyme, Inc. (a)(d)	2,759	24,721
StealthGas, Inc. (a)	1,338	16,431
Syntroleum Corp. (a)	318	1,097
Top Ships, Inc. (a)	328	558
TransGlobe Energy Corp. (a)	3,121	27,434
U.S. Energy Corp. (a)	1,291	4,157
Uranium Resources, Inc. (a)(d)	1,049	3,472
Vanguard Natural Resources LLC	2,998	85,563
Warren Resources, Inc. (a)	3,084	10,023
Westmoreland Coal Co. (a)	1,082	16,187
ZaZa Energy Corp. (a)(d)	4,495	4,765
Zion Oil & Gas, Inc. (a)(d)	4,132	6,322
		2,957,997
TOTAL ENERGY		3,612,855
FINANCIALS - 7.0%
Capital Markets - 1.1%
BGC Partners, Inc. Class A	9,576	56,498
Calamos Asset Management, Inc. Class A	1,127	12,498
Capital Southwest Corp.	1,164	39,937
Carlyle Group LP	2,199	71,468
CIFI Corp.	1,195	9,524
Cowen Group, Inc. Class A (a)	5,400	21,816
Diamond Hill Investment Group, Inc.	216	26,838
E*TRADE Financial Corp. (a)	13,185	236,275
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
FBR & Co. (a)	868	$ 24,399
Financial Engines, Inc.	2,350	159,213
Gleacher & Co., Inc. (a)	275	3,028
Harris & Harris Group, Inc. (a)	1,494	4,826
Horizon Technology Finance Corp.	360	5,112
ICG Group, Inc. (a)	1,746	30,014
INTL FCStone, Inc. (a)(d)	914	19,002
LPL Financial	5,040	216,065
Medallion Financial Corp.	1,284	22,778
Northern Trust Corp.	11,327	668,180
SEI Investments Co.	7,888	264,879
T. Rowe Price Group, Inc.	12,178	979,842
U.S. Global Investments, Inc. Class A	1,291	3,215
Virtus Investment Partners, Inc. (a)	428	88,938
WisdomTree Investments, Inc. (a)	5,404	82,789
		3,047,134
Commercial Banks - 3.0%
1st Source Corp.	1,325	42,334
1st United Bancorp, Inc.	1,063	8,663
Access National Corp.	283	4,460
American National Bankshares, Inc.	1,199	31,126
American River Bankshares (a)	595	5,480
Ameris Bancorp (a)	867	17,747
Ames National Corp.	407	9,320
Arrow Financial Corp.	544	15,232
Associated Banc-Corp.	7,782	134,162
BancFirst Corp.	720	40,126
Bancorp, Inc., Delaware (a)	1,576	28,841
Bank of Kentucky Financial Corp.	255	8,627
Bank of Marin Bancorp	114	5,243
Bank of the Ozarks, Inc.	1,715	96,297
Banner Bank	1,004	43,634
BBCN Bancorp, Inc.	3,303	55,127
BCB Bancorp, Inc.	798	10,422
BNC Bancorp	1,957	29,805
BOK Financial Corp.	3,102	196,357
Boston Private Financial Holdings, Inc.	3,240	38,540
Bridge Bancorp, Inc.	599	14,909
Bridge Capital Holdings (a)	618	11,804
Bryn Mawr Bank Corp.	684	20,712
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Camden National Corp.	518	$ 22,554
Capital Bank Financial Corp.:
rights (a)	631	0
Series A (a)	1,821	42,502
Capital City Bank Group, Inc. (a)	1,050	12,558
Cardinal Financial Corp.	1,518	26,914
Cascade Bancorp (a)	2,264	11,501
Cathay General Bancorp	3,718	102,728
Center Bancorp, Inc.	1,092	17,942
Centerstate Banks of Florida, Inc.	1,686	17,804
Central Valley Community Bancorp	1,270	13,500
Century Bancorp, Inc. Class A (non-vtg.)	194	6,811
Chemical Financial Corp.	1,109	35,510
Chemung Financial Corp.	81	2,684
Citizens & Northern Corp.	396	8,189
City Holding Co.	533	26,229
CNB Financial Corp., Pennsylvania	816	16,320
CoBiz, Inc.	1,433	16,981
Colony Bankcorp, Inc. (a)	504	3,074
Columbia Banking Systems, Inc.	2,386	66,140
Commerce Bancshares, Inc.	4,574	206,379
Community Trust Bancorp, Inc.	882	40,334
CommunityOne Bancorp (a)	893	10,618
ConnectOne Bancorp, Inc.	525	20,171
CU Bancorp (a)	527	9,328
Customers Bancorp, Inc. (a)	1,261	21,992
CVB Financial Corp.	4,531	73,130
Eagle Bancorp, Inc., Maryland	1,291	42,100
East West Bancorp, Inc.	6,311	216,341
Eastern Virginia Bankshares, Inc. (a)	381	2,549
Enterprise Bancorp, Inc.	404	8,266
Enterprise Financial Services Corp.	1,008	19,716
Farmers National Banc Corp.	1,341	8,435
Fidelity Southern Corp.	990	17,691
Fifth Third Bancorp	41,797	849,315
Financial Institutions, Inc.	353	9,072
First Bancorp, North Carolina	1,433	24,476
First Busey Corp.	3,253	19,518
First Citizen Bancshares, Inc.	407	91,433
First Community Bancshares, Inc.	1,228	21,404
First Connecticut Bancorp, Inc.	778	13,218
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
First Financial Bancorp, Ohio	2,508	$ 41,457
First Financial Bankshares, Inc. (d)	1,538	102,092
First Financial Corp., Indiana	648	23,788
First Financial Holdings, Inc.	1,142	75,224
First Interstate Bancsystem, Inc.	798	22,344
First Merchants Corp.	1,395	29,560
First Midwest Bancorp, Inc., Delaware	3,426	62,901
First NBC Bank Holding Co.	756	21,833
First Niagara Financial Group, Inc.	16,764	186,751
First of Long Island Corp.	210	8,957
First South Bancorp, Inc., Virginia (a)	540	3,883
FirstMerit Corp.	8,488	194,884
Flushing Financial Corp.	1,548	33,452
Fulton Financial Corp.	9,266	121,107
German American Bancorp, Inc.	739	22,089
Glacier Bancorp, Inc.	3,409	102,134
Great Southern Bancorp, Inc.	814	24,168
Grupo Financiero Galicia SA sponsored ADR (d)	1,861	23,449
Guaranty Bancorp	564	8,697
Hampton Roads Bankshares, Inc. (a)	12,373	19,921
Hancock Holding Co.	3,973	139,850
Hanmi Financial Corp.	1,885	38,756
Heartland Financial U.S.A., Inc.	864	25,756
Heritage Commerce Corp.	2,790	23,045
Heritage Financial Corp., Washington	630	10,836
Heritage Oaks Bancorp (a)	1,846	14,750
Home Bancshares, Inc.	3,069	110,975
Home Federal Bancorp, Inc.	900	13,752
HomeTrust Bancshares, Inc. (a)	1,577	26,052
Horizon Bancorp Industries	601	14,136
Huntington Bancshares, Inc.	39,642	363,914
IBERIABANK Corp.	1,409	88,344
Independent Bank Corp. (a)	1,038	12,331
Independent Bank Corp., Massachusetts	1,018	38,857
Independent Bank Group, Inc.	506	24,227
International Bancshares Corp.	3,042	79,366
Intervest Bancshares Corp. Class A (a)	1,237	9,203
Investors Bancorp, Inc.	5,370	129,256
Lakeland Bancorp, Inc.	1,587	20,012
Lakeland Financial Corp.	978	37,506
LCNB Corp.	379	6,822
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Macatawa Bank Corp. (a)	931	$ 4,776
MainSource Financial Group, Inc.	1,361	24,471
MB Financial, Inc.	2,399	78,231
MBT Financial Corp. (a)	1,242	4,695
Mercantile Bank Corp.	306	6,818
Merchants Bancshares, Inc.	296	9,383
Metro Bancorp, Inc. (a)	468	10,483
Metrocorp Bancshares, Inc.	967	13,857
Middleburg Financial Corp.	65	1,361
MidWestOne Financial Group, Inc.	656	18,361
MutualFirst Financial, Inc.	415	7,238
National Bankshares, Inc.	404	15,344
National Penn Bancshares, Inc.	7,085	79,990
NBT Bancorp, Inc.	2,024	52,482
NewBridge Bancorp (a)	1,639	12,276
North Valley Bancorp (a)	335	6,429
Northrim Bancorp, Inc.	461	12,101
Old National Bancorp, Indiana	4,399	68,404
Old Second Bancorp, Inc. (a)	1,080	4,871
OmniAmerican Bancorp, Inc. (a)	510	11,235
Orrstown Financial Services, Inc. (a)	298	4,905
Pacific Continental Corp.	540	7,798
Pacific Mercantile Bancorp (a)	667	4,109
Pacific Premier Bancorp, Inc. (a)	2,113	30,723
PacWest Bancorp (d)	1,877	77,220
Palmetto Bancshares, Inc. (a)	957	12,853
Park Sterling Corp.	2,401	17,023
Peapack-Gladstone Financial Corp.	1,027	18,825
Peapack-Gladstone Financial Corp. rights (a)	970	351
Penns Woods Bancorp, Inc.	436	22,646
Peoples Bancorp, Inc.	487	11,669
Pinnacle Financial Partners, Inc.	1,392	45,310
Popular, Inc. (a)	4,770	136,327
Preferred Bank, Los Angeles (a)	604	12,285
Premier Financial Bancorp, Inc.	731	10,351
PrivateBancorp, Inc.	3,479	96,473
Renasant Corp.	1,340	41,272
Republic Bancorp, Inc., Kentucky Class A	1,037	25,738
Royal Bancshares of Pennsylvania, Inc. Class A (a)	882	1,279
S&T Bancorp, Inc.	1,337	35,176
S.Y. Bancorp, Inc.	481	16,243
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Sandy Spring Bancorp, Inc.	1,213	$ 35,395
Seacoast Banking Corp., Florida (a)	2,151	4,861
Shore Bancshares, Inc. (a)	360	3,276
Sierra Bancorp	576	10,195
Signature Bank (a)	2,164	229,925
Simmons First National Corp. Class A	834	29,490
Southern National Bancorp of Virginia, Inc.	1,028	10,033
Southside Bancshares, Inc.	581	16,593
Southwest Bancorp, Inc., Oklahoma (a)	1,163	19,969
State Bank Financial Corp.	1,164	20,463
StellarOne Corp.	1,410	35,560
Sterling Financial Corp.	2,793	91,191
Suffolk Bancorp (a)	673	13,716
Summit Financial Group, Inc. (a)	486	4,393
Sun Bancorp, Inc., New Jersey (a)	3,715	13,634
Susquehanna Bancshares, Inc.	8,212	103,389
SVB Financial Group (a)	2,135	216,147
Taylor Capital Group, Inc. (a)	1,429	35,596
Texas Capital Bancshares, Inc. (a)	1,972	110,767
The First Bancorp, Inc.	744	13,355
TowneBank	1,137	17,282
Trico Bancshares	942	25,990
TriState Capital Holdings, Inc. (a)	1,833	22,271
Trustmark Corp.	3,169	88,890
UMB Financial Corp.	2,146	137,602
Umpqua Holdings Corp.	5,346	98,420
Union First Market Bankshares Corp.	834	21,526
United Bankshares, Inc., West Virginia	2,352	76,322
United Community Banks, Inc., Georgia (a)	3,245	59,546
United Security Bancshares, Inc. (a)	558	4,670
United Security Bancshares, California	1,272	6,055
Univest Corp. of Pennsylvania	852	17,858
ViewPoint Financial Group	1,800	45,684
Virginia Commerce Bancorp, Inc. (a)	1,926	33,705
Washington Banking Co., Oak Harbor	1,117	20,039
Washington Trust Bancorp, Inc.	955	35,010
WesBanco, Inc.	1,383	43,565
West Bancorp., Inc.	810	13,057
Westamerica Bancorp.	1,394	77,200
Wilshire Bancorp, Inc.	3,317	35,061
Wintrust Financial Corp.	1,733	78,609
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Yadkin Financial Corp. (a)	635	$ 11,398
Zions Bancorporation	8,582	251,710
		8,711,632
Consumer Finance - 0.4%
Asta Funding, Inc.	618	5,265
Atlanticus Holdings Corp. (a)	1,280	4,736
Consumer Portfolio Services, Inc. (a)	1,206	8,888
Credit Acceptance Corp. (a)	1,084	139,999
DFC Global Corp. (a)	2,081	20,831
Encore Capital Group, Inc. (a)	1,104	52,650
EZCORP, Inc. (non-vtg.) Class A (a)	2,219	25,918
First Cash Financial Services, Inc. (a)	1,321	83,989
Nicholas Financial, Inc.	1,082	17,323
Portfolio Recovery Associates, Inc. (a)	2,538	148,219
QC Holdings, Inc.	991	1,823
SLM Corp.	21,804	581,077
World Acceptance Corp. (a)(d)	608	56,131
		1,146,849
Diversified Financial Services - 0.8%
California First National Bancorp	558	9,134
CBOE Holdings, Inc.	4,159	217,433
CME Group, Inc.	15,735	1,289,483
HF2 Financial Management, Inc.	1,111	11,299
Interactive Brokers Group, Inc.	2,354	57,085
Life Partners Holdings, Inc.	813	1,504
MarketAxess Holdings, Inc.	1,734	122,022
Marlin Business Services Corp.	1,120	27,832
NewStar Financial, Inc. (a)	2,454	42,945
PICO Holdings, Inc. (a)	1,091	26,435
Resource America, Inc. Class A	810	7,622
The NASDAQ Stock Market, Inc.	7,640	300,176
		2,112,970
Insurance - 0.7%
AMBAC Financial Group, Inc. (a)	2,063	48,790
American National Insurance Co.	1,208	139,584
Amerisafe, Inc.	834	36,596
Amtrust Financial Services, Inc. (d)	3,440	143,826
Arch Capital Group Ltd. (a)(d)	6,184	363,805
Argo Group International Holdings, Ltd.	1,441	68,145
Baldwin & Lyons, Inc. Class B	677	18,902
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Cincinnati Financial Corp.	7,884	$ 413,200
CNinsure, Inc. ADR (a)	1,686	8,245
Donegal Group, Inc. Class A	1,157	18,674
Eastern Insurance Holdings, Inc.	312	7,641
eHealth, Inc. (a)	984	44,585
EMC Insurance Group	400	12,472
Enstar Group Ltd. (a)	624	86,929
Erie Indemnity Co. Class A	2,301	167,950
Global Indemnity PLC (a)	648	17,263
Greenlight Capital Re, Ltd. (a)	1,320	44,893
Hallmark Financial Services, Inc. (a)	956	9,082
Infinity Property & Casualty Corp.	577	41,169
Kansas City Life Insurance Co.	612	30,569
Maiden Holdings Ltd.	3,870	48,994
National Interstate Corp.	875	25,148
National Western Life Insurance Co. Class A	252	53,908
Navigators Group, Inc. (a)	572	38,232
Safety Insurance Group, Inc.	746	41,888
Selective Insurance Group, Inc.	2,580	72,730
State Auto Financial Corp.	1,896	42,812
Tower Group International Ltd.	3,218	13,387
United Fire Group, Inc.	1,319	39,240
		2,098,659
Real Estate Investment Trusts - 0.3%
American Capital Agency Corp.	18,766	382,451
American Capital Mortgage Investment Corp.	2,686	50,739
American Realty Capital Properties, Inc. (d)	8,672	113,690
CyrusOne, Inc.	838	17,120
Gladstone Commercial Corp.	635	11,424
Gyrodyne Co. of America, Inc.	96	6,902
New York Mortgage Trust, Inc.	2,655	18,612
Potlatch Corp.	1,856	73,962
Retail Opportunity Investments Corp.	4,430	64,545
Sabra Health Care REIT, Inc.	1,968	52,506
		791,951
Real Estate Management & Development - 0.1%
Altisource Portfolio Solutions SA	1,072	172,571
AV Homes, Inc. (a)	663	13,373
China HGS Real Estate, Inc. (a)(d)	2,520	14,112
China Housing & Land Development, Inc. (a)(d)	2,077	5,006
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - continued
Cresud S.A.C.I.F. y A. sponsored ADR	2,312	$ 26,195
Elbit Imaging Ltd. (a)	1,620	1,912
FirstService Corp. (sub. vtg.)	1,517	63,104
Stratus Properties, Inc. (a)	317	4,692
ZipRealty, Inc. (a)	1,476	8,900
		309,865
Thrifts & Mortgage Finance - 0.6%
America First Tax Exempt Investors LP	1,524	10,104
ASB Bancorp, Inc. (a)	400	6,900
Atlantic Coast Financial Corp. (a)	162	638
Banc of California, Inc.	576	7,384
Bank Mutual Corp.	2,435	16,875
BankFinancial Corp.	1,428	13,909
Beneficial Mutual Bancorp, Inc. (a)	4,132	43,386
BofI Holding, Inc. (a)	720	59,011
Brookline Bancorp, Inc., Delaware	3,412	31,186
Camco Financial Corp. (a)	613	3,917
Capitol Federal Financial, Inc.	6,926	83,528
Charter Financial Corp.	1,269	13,553
Clifton Savings Bancorp, Inc.	1,638	20,786
Dime Community Bancshares, Inc.	1,453	24,439
ESB Financial Corp.	1,035	14,852
ESSA Bancorp, Inc.	746	8,639
First Defiance Financial Corp.	397	10,719
First Federal Bancshares of Arkansas, Inc. (a)	1,234	11,402
First Financial Northwest, Inc.	964	10,334
Fox Chase Bancorp, Inc.	818	14,454
Franklin Financial Corp./VA	810	16,346
Hingham Institution for Savings	250	19,773
HMN Financial, Inc. (a)	258	2,322
Home Bancorp, Inc. (a)	515	9,775
Home Loan Servicing Solutions Ltd.	3,506	81,585
HomeStreet, Inc.	836	17,690
Hudson City Bancorp, Inc.	24,645	230,184
Kearny Financial Corp. (a)	3,067	32,019
Meridian Interstate Bancorp, Inc. (a)	926	20,483
Meta Financial Group, Inc.	275	10,670
NASB Financial, Inc. (a)	487	14,610
NMI Holdings, Inc. (a)	2,752	38,528
Northfield Bancorp, Inc.	2,641	34,333
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Northwest Bancshares, Inc.	4,189	$ 62,584
OceanFirst Financial Corp.	1,244	23,138
Oconee Federal Financial Corp.	379	6,538
Oritani Financial Corp.	2,034	33,134
People's United Financial, Inc.	16,394	248,205
Provident Financial Holdings, Inc.	515	7,581
Pulaski Financial Corp.	757	8,335
Riverview Bancorp, Inc. (a)	1,584	4,277
Rockville Financial, Inc.	941	14,040
Roma Financial Corp. (a)	1,482	29,418
Severn Bancorp, Inc. (a)	960	4,378
SI Financial Group, Inc.	42	495
Simplicity Bancorp, Inc.	728	11,466
Territorial Bancorp, Inc.	720	17,201
TFS Financial Corp. (a)	14,300	167,596
Tree.com, Inc.	278	8,387
Trustco Bank Corp., New York	5,300	40,280
United Community Financial Corp. (a)	1,789	6,727
United Financial Bancorp, Inc.	959	18,921
Washington Federal, Inc.	5,249	122,774
Waterstone Financial, Inc. (a)	2,130	24,112
Westfield Financial, Inc.	617	4,560
WSFS Financial Corp.	317	24,073
		1,822,554
TOTAL FINANCIALS		20,041,614
HEALTH CARE - 14.9%
Biotechnology - 9.1%
Aastrom Biosciences, Inc. (a)	185	805
ACADIA Pharmaceuticals, Inc. (a)	4,268	99,402
Acceleron Pharma, Inc.	1,483	32,285
Achillion Pharmaceuticals, Inc. (a)	3,973	13,747
Acorda Therapeutics, Inc. (a)	1,782	62,031
Aegerion Pharmaceuticals, Inc. (a)	1,392	98,735
AEterna Zentaris, Inc. (sub. vtg.) (a)	1,219	1,390
Agenus, Inc. (a)	400	1,056
Agios Pharmaceuticals, Inc. (d)	1,737	30,484
Alexion Pharmaceuticals, Inc. (a)	9,273	1,154,489
Alkermes PLC (a)	6,421	259,280
Alnylam Pharmaceuticals, Inc. (a)	3,034	185,681
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
AMAG Pharmaceuticals, Inc. (a)	977	$ 23,966
Amarin Corp. PLC ADR (a)(d)	6,448	11,735
Ambit Biosciences Corp.	1,114	13,981
Amgen, Inc.	35,462	4,045,505
Amicus Therapeutics, Inc. (a)	2,539	6,221
Anacor Pharmaceuticals, Inc. (a)	1,901	26,614
Anthera Pharmaceuticals, Inc. (a)	226	710
Arena Pharmaceuticals, Inc. (a)(d)	10,175	66,341
ARIAD Pharmaceuticals, Inc. (a)(d)	8,396	40,721
ArQule, Inc. (a)	3,467	8,425
Array BioPharma, Inc. (a)	4,969	28,423
Arrowhead Research Corp. (a)	2,821	23,217
AVEO Pharmaceuticals, Inc. (a)	1,877	3,979
BIND Therapeutics, Inc.	741	6,817
BioCryst Pharmaceuticals, Inc. (a)	2,736	17,647
Biogen Idec, Inc. (a)	11,222	3,265,265
BioMarin Pharmaceutical, Inc. (a)	6,532	459,722
Biospecifics Technologies Corp. (a)	298	6,613
Biota Pharmaceuticals, Inc.	426	1,806
Bluebird Bio, Inc.	1,343	27,424
Burcon NutraScience Corp. (a)	1,355	3,175
Celgene Corp. (a)	19,391	3,136,882
Cell Therapeutics, Inc. (a)	6,122	11,877
Celldex Therapeutics, Inc. (a)	3,675	102,018
Cellular Dynamics International, Inc.	1,002	15,541
Celsion Corp. (a)(d)	466	1,803
Cepheid, Inc. (a)	3,435	156,018
Chelsea Therapeutics International Ltd. (a)	2,978	11,525
ChemoCentryx, Inc. (a)	1,891	9,776
Chimerix, Inc.	1,080	17,302
China Biologic Products, Inc. (a)	1,198	35,449
Cleveland Biolabs, Inc. (a)	747	994
Clovis Oncology, Inc. (a)	1,447	87,225
Codexis, Inc. (a)	6,356	9,534
Coronado Biosciences, Inc. (a)(d)	1,683	2,760
Cubist Pharmaceuticals, Inc.	3,518	241,018
Cubist Pharmaceuticals, Inc. rights (a)	1,695	0
Curis, Inc. (a)	3,048	9,754
Cyclacel Pharmaceuticals, Inc. (a)	390	1,884
Cytokinetics, Inc. (a)	1,389	9,015
Cytori Therapeutics, Inc. (a)(d)	2,160	5,875
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
CytRx Corp. (a)	1,029	$ 2,542
Dendreon Corp. (a)(d)	6,840	20,315
Discovery Laboratories, Inc. (a)	294	706
Durata Therapeutics, Inc. (a)	2,468	30,406
Dyax Corp. (a)	5,931	50,414
Dynavax Technologies Corp. (a)	7,326	12,967
Enanta Pharmaceuticals, Inc.	1,036	28,003
EntreMed, Inc. (a)	542	878
Enzon Pharmaceuticals, Inc.	7,779	12,913
Enzymotec Ltd.	2,272	59,436
Epizyme, Inc.	1,333	27,913
Esperion Therapeutics, Inc.	1,199	14,304
Exact Sciences Corp. (a)(d)	3,621	44,466
Exelixis, Inc. (a)(d)	9,336	54,429
Five Prime Therapeutics, Inc.	741	7,484
Foundation Medicine, Inc. (d)	1,217	30,474
Galena Biopharma, Inc. (a)(d)	3,466	13,933
Genomic Health, Inc. (a)	1,386	48,759
Gentium SpA sponsored ADR (a)	662	35,894
GenVec, Inc. (a)	471	777
Geron Corp. (a)	6,210	33,348
Gilead Sciences, Inc. (a)	72,191	5,400,609
Grifols SA ADR	4,904	168,379
GTx, Inc. (a)	3,458	5,844
Halozyme Therapeutics, Inc. (a)	5,479	80,870
Harvard Apparatus (a)	595	3,017
Hyperion Therapeutics, Inc. (a)	1,282	32,742
Idenix Pharmaceuticals, Inc. (a)(d)	7,830	42,047
Idera Pharmaceuticals, Inc. (a)	1,440	3,240
ImmunoGen, Inc. (a)(d)	4,091	59,442
Immunomedics, Inc. (a)(d)	4,470	19,310
Incyte Corp. (a)	7,339	341,997
Infinity Pharmaceuticals, Inc. (a)	2,117	30,929
Insmed, Inc. (a)	2,009	32,546
Insys Therapeutics, Inc. (a)	1,118	49,304
Intercept Pharmaceuticals, Inc. (a)	937	49,071
InterMune, Inc. (a)	4,572	63,231
Ironwood Pharmaceuticals, Inc. Class A (a)	4,007	45,760
Isis Pharmaceuticals, Inc. (a)(d)	5,400	209,304
Kamada (a)	3,273	48,768
Karyopharm Therapeutics, Inc.	1,270	20,688
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Keryx Biopharmaceuticals, Inc. (a)(d)	3,721	$ 51,685
KYTHERA Biopharmaceuticals, Inc. (a)	1,013	39,487
Lexicon Pharmaceuticals, Inc. (a)	22,382	53,717
Ligand Pharmaceuticals, Inc.:
Class B (a)	1,054	58,687
General CVR	1,530	84
Glucagon CVR (a)	1,530	199
rights (a)	1,530	24
TR Beta CVR (a)	1,530	23
Lpath, Inc. (a)	2,567	11,372
Macrogenics, Inc.	2,127	56,302
MannKind Corp. (a)(d)	13,777	68,747
Medivation, Inc. (a)	3,428	215,998
MEI Pharma, Inc. (a)	1,084	8,585
Merrimack Pharmaceuticals, Inc. (a)(d)	4,106	16,178
Metabolix, Inc. (a)	1,225	1,372
MiMedx Group, Inc. (a)	4,199	26,454
Momenta Pharmaceuticals, Inc. (a)	2,395	42,607
Myriad Genetics, Inc. (a)(d)	3,584	106,624
Nanosphere, Inc. (a)	1,896	4,361
Neurocrine Biosciences, Inc. (a)	2,532	24,864
NewLink Genetics Corp. (a)(d)	1,207	27,158
Novavax, Inc. (a)	10,230	38,056
NPS Pharmaceuticals, Inc. (a)	4,690	123,863
Nymox Pharmaceutical Corp. (a)(d)	1,404	9,842
Ohr Pharmaceutical, Inc. (a)	1,750	14,263
OncoGenex Pharmaceuticals, Inc. (a)	342	2,938
Oncolytics Biotech, Inc. (a)(d)	2,494	4,577
OncoMed Pharmaceuticals, Inc. (d)	1,581	21,280
Onconova Therapeutics, Inc. (d)	1,211	17,765
Oncothyreon, Inc. (a)(d)	2,889	5,865
Ophthotech Corp. (d)	1,482	41,867
Orexigen Therapeutics, Inc. (a)	4,020	27,457
Osiris Therapeutics, Inc. (a)	1,818	31,970
OvaScience, Inc. (a)	1,037	9,924
OXiGENE, Inc. (a)	24	65
PDL BioPharma, Inc. (d)	7,200	70,344
Peregrine Pharmaceuticals, Inc. (a)	4,015	5,501
Pharmacyclics, Inc. (a)	3,411	424,738
Pluristem Therapeutics, Inc. (a)(d)	3,025	9,952
Portola Pharmaceuticals, Inc.	1,645	41,125
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Progenics Pharmaceuticals, Inc. (a)	2,585	$ 13,235
Prosensa Holding BV (a)(d)	1,998	9,770
Prothena Corp. PLC (a)	1,192	33,650
PTC Therapeutics, Inc. (a)	1,538	24,100
QLT, Inc.	2,811	15,685
Raptor Pharmaceutical Corp. (a)	2,518	34,975
Receptos, Inc.	1,054	24,390
Regeneron Pharmaceuticals, Inc. (a)	4,537	1,333,243
Regulus Therapeutics, Inc. (a)	2,864	18,015
Repligen Corp. (a)	1,675	22,562
Rigel Pharmaceuticals, Inc. (a)	3,138	8,347
Sangamo Biosciences, Inc. (a)	2,143	26,166
Sarepta Therapeutics, Inc. (a)(d)	1,560	29,078
Seattle Genetics, Inc. (a)	5,629	231,296
SIGA Technologies, Inc. (a)	3,645	12,867
Sinovac Biotech Ltd. (a)	2,847	17,794
Spectrum Pharmaceuticals, Inc.	2,868	27,619
StemCells, Inc. (a)	518	622
Stemline Therapeutics, Inc.	722	14,917
Sunesis Pharmaceuticals, Inc. (a)	2,982	15,059
Synageva BioPharma Corp. (a)	1,454	87,836
Synergy Pharmaceuticals, Inc. (a)	3,949	18,126
Synta Pharmaceuticals Corp. (a)	2,646	13,415
Targacept, Inc. (a)	1,279	7,354
Telik, Inc. (a)	95	116
TESARO, Inc. (a)	1,496	58,344
Tetraphase Pharmaceuticals, Inc.	1,933	22,732
TG Therapeutics, Inc. (a)	1,926	8,494
Theravance, Inc. (a)	5,164	194,993
Threshold Pharmaceuticals, Inc. (a)	2,811	13,858
Transition Therapeutics, Inc. (a)	2,592	14,982
United Therapeutics Corp. (a)	2,383	219,975
Vanda Pharmaceuticals, Inc. (a)	1,198	14,065
Venaxis, Inc. (a)	48	92
Verastem, Inc. (a)	855	9,046
Vertex Pharmaceuticals, Inc. (a)	11,120	771,950
Vical, Inc. (a)	2,466	2,861
XOMA Corp. (a)	4,010	19,168
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Zalicus, Inc. (a)	698	$ 845
ZIOPHARM Oncology, Inc. (a)(d)	2,880	12,038
		26,251,001
Health Care Equipment & Supplies - 1.5%
Abaxis, Inc.	959	34,505
Abiomed, Inc. (a)	1,908	54,550
Accuray, Inc. (a)(d)	2,959	23,613
Align Technology, Inc. (a)	3,665	200,256
Alphatec Holdings, Inc. (a)	5,048	10,046
Analogic Corp.	612	59,131
Angiodynamics, Inc. (a)	1,856	28,675
Anika Therapeutics, Inc. (a)	840	28,854
Antares Pharma, Inc. (a)	6,618	26,075
ArthroCare Corp. (a)	1,247	47,037
Atricure, Inc. (a)	850	13,311
Atrion Corp.	100	28,148
BioLase Technology, Inc. (d)	1,364	2,428
Cardica, Inc. (a)	3,809	3,961
Cardiovascular Systems, Inc. (a)	1,199	39,807
Cerus Corp. (a)(d)	2,143	14,337
CONMED Corp.	1,100	44,781
Cutera, Inc. (a)	505	4,772
Cyberonics, Inc. (a)	1,282	88,099
Cynosure, Inc. Class A (a)	1,195	30,939
Delcath Systems, Inc. (a)(d)	1,754	552
DENTSPLY International, Inc.	6,730	320,079
Derma Sciences, Inc. (a)	1,966	22,806
DexCom, Inc. (a)	3,539	117,106
Echo Therapeutics, Inc. (a)(d)	3,870	14,822
Endologix, Inc. (a)	2,808	50,179
EnteroMedics, Inc. (a)(d)	2,666	3,546
Exactech, Inc. (a)	911	22,666
Genmark Diagnostics, Inc. (a)	1,857	22,098
Given Imaging Ltd. (a)	1,093	25,576
Hansen Medical, Inc. (a)(d)	4,006	7,531
HeartWare International, Inc. (a)	851	82,036
Hologic, Inc. (a)	12,679	283,883
ICU Medical, Inc. (a)	599	39,345
IDEXX Laboratories, Inc. (a)	2,470	257,275
Imris, Inc. (a)	3,155	4,632
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Insulet Corp. (a)	2,399	$ 88,811
Integra LifeSciences Holdings Corp. (a)	1,289	59,874
Intuitive Surgical, Inc. (a)	1,899	715,733
Ldr Holding Corp.	1,016	22,372
LeMaitre Vascular, Inc.	2,115	17,428
MAKO Surgical Corp. (a)	1,918	57,463
Masimo Corp.	2,635	75,440
Medical Action Industries, Inc. (a)	828	7,121
MELA Sciences, Inc. (a)	901	613
Meridian Bioscience, Inc.	1,986	48,816
Merit Medical Systems, Inc. (a)	1,807	29,581
Natus Medical, Inc. (a)	1,289	29,686
Neogen Corp. (a)	1,614	82,104
NeuroMetrix, Inc. (a)	19	45
Novadaq Technologies, Inc. (a)	2,750	45,788
NuVasive, Inc. (a)	2,111	70,191
NxStage Medical, Inc. (a)	2,796	28,547
OraSure Technologies, Inc. (a)	2,142	13,173
Orthofix International NV (a)	1,142	24,701
PhotoMedex, Inc. (a)	1,144	13,934
Quidel Corp. (a)	1,338	33,664
Rockwell Medical Technologies, Inc. (a)(d)	1,976	28,909
RTI Biologics, Inc. (a)	3,228	9,942
Sirona Dental Systems, Inc. (a)	2,478	170,437
Solta Medical, Inc. (a)	3,046	6,092
Staar Surgical Co. (a)	1,664	21,000
Stereotaxis, Inc. (a)	265	885
SurModics, Inc. (a)	828	19,971
Synergetics U.S.A., Inc. (a)	1,800	7,398
Syneron Medical Ltd. (a)	1,570	18,353
Tandem Diabetes Care, Inc.	875	19,259
TearLab Corp. (a)	1,196	11,207
The Spectranetics Corp. (a)	1,731	40,263
Thoratec Corp. (a)	2,700	106,299
Tornier NV (a)	2,745	49,657
Trinity Biotech PLC sponsored ADR	1,162	29,782
Unilife Corp. (a)(d)	4,542	20,212
Utah Medical Products, Inc.	239	12,717
Vascular Solutions, Inc. (a)	643	13,407
Veracyte, Inc.	952	12,357
Vermillion, Inc. (a)	679	1,623
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Volcano Corp. (a)	2,441	$ 55,582
Wright Medical Group, Inc. (a)	2,039	60,783
Zeltiq Aesthetics, Inc. (a)	1,466	25,714
		4,264,391
Health Care Providers & Services - 1.7%
Acadia Healthcare Co., Inc. (a)	2,655	122,661
Addus HomeCare Corp. (a)	616	17,864
Air Methods Corp.	1,782	99,721
Alliance Healthcare Services, Inc. (a)	906	26,165
Almost Family, Inc.	384	10,714
Amedisys, Inc. (a)	1,230	20,024
AmSurg Corp. (a)	1,473	71,175
Bio-Reference Laboratories, Inc. (a)(d)	1,519	44,355
BioScrip, Inc. (a)	3,458	23,549
BioTelemetry, Inc. (a)	1,976	20,728
Catamaran Corp. (a)	9,739	444,536
Chindex International, Inc. (a)	726	12,407
Corvel Corp. (a)	1,152	53,326
Cross Country Healthcare, Inc. (a)	1,266	9,672
Express Scripts Holding Co. (a)	38,475	2,591,291
Gentiva Health Services, Inc. (a)	1,315	16,240
Healthways, Inc. (a)	1,788	25,050
Henry Schein, Inc. (a)	4,089	466,146
IPC The Hospitalist Co., Inc. (a)	760	47,789
LCA-Vision, Inc. (a)	1,080	4,082
LHC Group, Inc. (a)	936	22,230
LifePoint Hospitals, Inc. (a)	2,387	122,286
Magellan Health Services, Inc. (a)	1,319	80,723
MWI Veterinary Supply, Inc. (a)	599	109,120
National Research Corp.:
Class A (a)	690	12,634
Class B	254	8,684
Patterson Companies, Inc.	5,036	208,944
PDI, Inc. (a)	738	3,779
Premier, Inc.	1,270	41,796
Providence Service Corp. (a)	758	20,784
RadNet, Inc. (a)	2,404	4,808
Sharps Compliance Corp. (a)	1,068	5,030
Surgical Care Affiliates, Inc.	1,747	53,179
The Ensign Group, Inc.	964	43,544
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
USMD Holdings, Inc. (a)	524	$ 13,137
VCA Antech, Inc. (a)	3,960	118,602
		4,996,775
Health Care Technology - 0.6%
Allscripts Healthcare Solutions, Inc. (a)	7,616	113,783
athenahealth, Inc. (a)	1,810	237,418
Cerner Corp. (a)	16,116	926,187
Computer Programs & Systems, Inc.	515	31,683
HealthStream, Inc. (a)	1,281	43,093
HMS Holdings Corp. (a)	3,783	86,669
MedAssets, Inc. (a)	3,000	64,620
Medidata Solutions, Inc. (a)	1,319	156,842
Merge Healthcare, Inc. (a)	4,072	9,528
Omnicell, Inc. (a)	1,680	40,740
Quality Systems, Inc.	2,740	64,006
		1,774,569
Life Sciences Tools & Services - 0.8%
Accelerate Diagnostics, Inc. (a)(d)	1,981	26,823
Affymetrix, Inc. (a)	4,038	34,283
Albany Molecular Research, Inc. (a)	1,644	19,860
Apricus Biosciences, Inc. (a)(d)	1,647	3,245
BG Medicine, Inc. (a)	674	404
Bruker BioSciences Corp. (a)	7,560	146,210
Compugen Ltd. (a)	2,741	28,479
Fluidigm Corp. (a)	1,231	39,121
Furiex Pharmaceuticals, Inc. (a)	515	23,175
Harvard Bioscience, Inc. (a)	2,380	10,853
ICON PLC (a)	2,742	104,580
Illumina, Inc. (a)	5,834	571,732
Life Technologies Corp. (a)	8,114	614,230
Luminex Corp. (a)	2,075	40,608
Pacific Biosciences of California, Inc. (a)	2,975	12,584
PAREXEL International Corp. (a)	2,849	117,436
QIAGEN NV (a)	10,819	251,975
Sequenom, Inc. (a)(d)	6,264	16,474
Techne Corp.	1,998	170,909
		2,232,981
Pharmaceuticals - 1.2%
AcelRx Pharmaceuticals, Inc. (a)	2,048	20,029
Acura Pharmaceuticals, Inc. (a)	1,934	3,326
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Aerie Pharmaceuticals, Inc.	952	$ 10,710
Akorn, Inc. (a)(d)	4,324	111,343
Alcobra Pharma Ltd.	690	12,061
Alexza Pharmaceuticals, Inc. (a)	437	2,159
Alimera Sciences, Inc. (a)(d)	2,227	5,612
ANI Pharmaceuticals, Inc. (a)	146	2,076
Aratana Therapeutics, Inc.	1,186	23,483
AstraZeneca PLC rights (a)	1,845	0
Auxilium Pharmaceuticals, Inc. (a)	2,128	43,432
AVANIR Pharmaceuticals Class A (a)	6,651	29,530
Cadence Pharmaceuticals, Inc. (a)	3,974	35,845
Cardiome Pharma Corp. (a)	616	3,809
Cempra, Inc. (a)	1,627	21,037
Columbia Laboratories, Inc. (a)	2,127	13,677
Corcept Therapeutics, Inc. (a)(d)	4,170	8,966
Cornerstone Therapeutics, Inc. (a)	1,572	14,918
Cumberland Pharmaceuticals, Inc. (a)	1,428	7,111
DepoMed, Inc. (a)	1,641	14,474
Durect Corp. (a)	4,704	8,232
Endo Health Solutions, Inc. (a)	5,382	361,617
Endocyte, Inc. (a)	1,538	17,749
Flamel Technologies SA sponsored ADR (a)	1,242	9,104
Hi-Tech Pharmacal Co., Inc.	487	21,150
Horizon Pharma, Inc. (a)	3,049	22,014
Impax Laboratories, Inc. (a)	2,880	69,235
Imprimis Pharmaceuticals, Inc. (a)	1,379	5,750
Jazz Pharmaceuticals PLC (a)	2,749	321,413
Mylan, Inc. (a)	18,106	799,018
Nektar Therapeutics (a)	5,286	66,392
NeuroBioPharm, Inc.:
Class A (d)	76	7
warrants (a)(d)	153	0
Novogen Ltd. sponsored ADR (a)	75	388
NuPathe, Inc. (a)(d)	562	1,141
Oculus Innovative Sciences, Inc. (a)(d)	2,791	6,670
Omeros Corp. (a)	1,449	11,433
Pacira Pharmaceuticals, Inc. (a)	1,477	81,516
Pain Therapeutics, Inc.	2,611	11,958
Pernix Therapeutics Holdings, Inc. (a)(d)	3,948	10,936
Pozen, Inc.	1,428	11,281
Questcor Pharmaceuticals, Inc. (d)	2,796	162,196
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Repros Therapeutics, Inc. (a)	1,056	$ 18,110
Sagent Pharmaceuticals, Inc. (a)	1,164	26,434
Salix Pharmaceuticals Ltd. (a)	3,069	260,282
Santarus, Inc. (a)	3,529	113,563
SciClone Pharmaceuticals, Inc. (a)	2,287	11,161
Shire PLC sponsored ADR	1,636	222,185
Sucampo Pharmaceuticals, Inc. Class A (a)	2,040	15,178
Supernus Pharmaceuticals, Inc. (a)(d)	1,243	8,987
The Medicines Company (a)	3,079	112,722
Transcept Pharmaceuticals, Inc. (a)	3,992	14,331
Ventrus Biosciences, Inc. (a)	892	2,694
ViroPharma, Inc. (a)	3,048	150,906
VIVUS, Inc. (a)(d)	4,596	46,052
XenoPort, Inc. (a)	1,739	9,286
Zogenix, Inc. (a)	3,845	12,419
		3,407,108
TOTAL HEALTH CARE		42,926,825
INDUSTRIALS - 4.5%
Aerospace & Defense - 0.3%
AeroVironment, Inc. (a)	1,141	34,424
American Science & Engineering, Inc.	301	21,570
API Technologies Corp. (a)	3,434	13,049
Astronics Corp. (a)	460	24,053
Astronics Corp. Class B	87	4,527
BE Aerospace, Inc. (a)	4,938	429,606
Elbit Systems Ltd.	1,983	109,779
Erickson Air-Crane, Inc. (a)(d)	469	8,869
Innovative Solutions & Support, Inc.	1,027	7,908
KEYW Holding Corp. (a)	1,734	21,484
Kratos Defense & Security Solutions, Inc. (a)	1,787	11,955
LMI Aerospace, Inc. (a)	551	6,992
Sypris Solutions, Inc.	1,176	3,293
Taser International, Inc. (a)	1,875	32,231
		729,740
Air Freight & Logistics - 0.4%
Air Transport Services Group, Inc. (a)	4,145	32,248
Atlas Air Worldwide Holdings, Inc. (a)	1,236	47,462
C.H. Robinson Worldwide, Inc.	7,483	438,728
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Air Freight & Logistics - continued
Echo Global Logistics, Inc. (a)	1,195	$ 24,593
Expeditors International of Washington, Inc.	9,738	423,019
Forward Air Corp.	1,440	62,208
Hub Group, Inc. Class A (a)	1,661	62,503
Pacer International, Inc. (a)	1,842	16,725
Park-Ohio Holdings Corp. (a)	852	36,278
UTI Worldwide, Inc.	4,794	75,793
		1,219,557
Airlines - 0.3%
Allegiant Travel Co.	857	94,870
Hawaiian Holdings, Inc. (a)(d)	2,872	26,193
JetBlue Airways Corp. (a)(d)	13,435	119,437
Republic Airways Holdings, Inc. (a)	2,022	22,768
Ryanair Holdings PLC sponsored ADR	5,675	272,542
SkyWest, Inc.	2,722	46,002
Spirit Airlines, Inc. (a)	3,260	149,536
		731,348
Building Products - 0.1%
AAON, Inc.	1,882	57,909
American Woodmark Corp. (a)	767	27,677
Apogee Enterprises, Inc.	1,446	51,796
Builders FirstSource, Inc. (a)	3,524	24,844
China Ceramics Co. Ltd.	959	2,762
Gibraltar Industries, Inc. (a)	1,356	24,001
Insteel Industries, Inc.	1,099	21,837
Nortek, Inc. (a)	676	49,375
Patrick Industries, Inc. (a)	541	16,906
PGT, Inc. (a)	2,744	27,440
Universal Forest Products, Inc.	954	49,579
		354,126
Commercial Services & Supplies - 0.7%
Acorn Energy, Inc.	2,315	8,843
Casella Waste Systems, Inc. Class A (a)	1,374	8,203
CECO Environmental Corp.	1,200	19,116
China Recycling Energy Corp. (a)(d)	1,908	7,041
Cintas Corp.	5,907	327,839
Copart, Inc. (a)	6,189	213,087
Courier Corp.	522	9,772
EnerNOC, Inc. (a)	1,063	18,230
Fuel Tech, Inc. (a)	1,163	8,385
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - continued
G&K Services, Inc. Class A	839	$ 50,525
Guanwei Recycling Corp. (a)	455	1,360
Healthcare Services Group, Inc.	3,054	88,535
Heritage-Crystal Clean, Inc. (a)	1,141	21,234
Herman Miller, Inc.	2,638	84,179
Industrial Services of America, Inc. (a)	549	1,427
InnerWorkings, Inc. (a)	2,957	20,344
Interface, Inc.	2,729	54,716
Intersections, Inc.	793	6,138
Kimball International, Inc. Class B	1,586	23,616
McGrath RentCorp.	1,170	45,501
Mobile Mini, Inc.	2,274	91,870
Multi-Color Corp.	670	25,400
Performant Financial Corp. (a)	1,998	20,959
Perma-Fix Environmental Services, Inc. (a)	666	2,264
R.R. Donnelley & Sons Co.	8,479	156,862
Standard Parking Corp. (a)	1,323	32,334
Stericycle, Inc. (a)	4,036	474,149
Swisher Hygiene, Inc. (Canada) (a)	7,210	3,800
Tetra Tech, Inc. (a)	3,036	86,799
U.S. Ecology, Inc.	1,001	38,518
United Stationers, Inc.	1,993	89,645
West Corp.	3,656	84,198
		2,124,889
Construction & Engineering - 0.2%
Abengoa SA sponsored ADR Class B (a)(d)	3,338	44,395
Aegion Corp. (a)	1,560	33,961
Foster Wheeler AG (a)	4,834	146,615
Great Lakes Dredge & Dock Corp.	4,212	37,529
Integrated Electrical Services, Inc. (a)	875	3,990
Layne Christensen Co. (a)	1,073	17,865
MYR Group, Inc. (a)	1,026	26,071
Northwest Pipe Co. (a)	576	22,452
Primoris Services Corp.	2,638	75,869
Sterling Construction Co., Inc. (a)	1,785	21,723
UniTek Global Services, Inc. (a)	779	1,246
		431,716
Electrical Equipment - 0.2%
Active Power, Inc. (a)	1,111	3,122
Altair Nanotechnologies, Inc. (a)	264	1,148
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - continued
American Superconductor Corp. (a)(d)	2,348	$ 3,827
Broadwind Energy, Inc. (a)	434	2,864
Capstone Turbine Corp. (a)	17,810	21,194
China BAK Battery, Inc. (a)	433	914
Coleman Cable, Inc.	739	18,142
Deswell Industries, Inc.	1,032	2,539
Encore Wire Corp.	852	42,787
Enphase Energy, Inc. (a)(d)	1,686	12,224
Franklin Electric Co., Inc.	2,208	98,256
FuelCell Energy, Inc. (a)(d)	15,327	21,151
Global Power Equipment Group, Inc.	703	13,730
Highpower International, Inc. (a)	563	1,593
Hydrogenics Corp. (a)	310	4,681
II-VI, Inc. (a)	2,856	46,696
Jinpan International Ltd.	858	5,594
Lihua International, Inc. (a)	1,175	6,721
Lime Energy Co. (a)	191	670
LSI Industries, Inc.	834	7,247
Ocean Power Technologies, Inc. (a)	702	1,355
Plug Power, Inc. (a)	605	445
Powell Industries, Inc.	426	29,219
Power Solutions International, Inc. (a)	660	49,368
Preformed Line Products Co.	209	14,724
Real Goods Solar, Inc. Class A (a)(d)	1,339	3,401
Revolution Lighting Technologies, Inc. (a)(d)	3,468	9,884
SolarCity Corp.	3,574	186,849
Ultralife Corp. (a)	1,081	3,665
Vicor Corp. (a)	1,860	20,107
		634,117
Industrial Conglomerates - 0.0%
Raven Industries, Inc.	1,778	71,387
Machinery - 0.9%
Altra Holdings, Inc.	1,392	42,289
American Railcar Industries, Inc. (d)	900	39,060
Astec Industries, Inc.	1,091	39,931
Chart Industries, Inc. (a)	1,474	143,420
Cleantech Solutions International, Inc. (a)	163	875
Columbus McKinnon Corp. (NY Shares) (a)	1,062	29,417
Commercial Vehicle Group, Inc. (a)	1,630	12,404
Dynamic Materials Corp.	540	12,101
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Energy Recovery, Inc. (a)	2,130	$ 10,544
ExOne Co. (d)	599	31,987
Flow International Corp. (a)	2,790	11,216
FreightCar America, Inc.	551	12,827
Hardinge, Inc.	1,015	15,722
Hurco Companies, Inc.	270	7,150
L.B. Foster Co. Class A	410	19,217
Lincoln Electric Holdings, Inc.	3,885	277,700
Middleby Corp. (a)	874	193,014
NN, Inc.	1,248	24,898
Nordson Corp.	3,042	219,389
Omega Flex, Inc.	432	8,895
PACCAR, Inc.	16,763	960,688
PMFG, Inc. (a)	666	5,108
RBC Bearings, Inc. (a)	1,088	74,408
Sun Hydraulics Corp.	1,260	54,142
Tecumseh Products Co.:
Class A (non-vtg.) (a)	960	8,381
Class B (a)	335	2,784
TriMas Corp. (a)	2,358	86,256
Twin Disc, Inc.	414	11,894
Westport Innovations, Inc. (a)	2,595	55,715
Woodward, Inc.	3,210	137,709
		2,549,141
Marine - 0.0%
Diana Containerships, Inc.	1,801	6,934
DryShips, Inc. (a)(d)	19,267	66,278
Eagle Bulk Shipping, Inc. (a)	818	3,272
Euroseas Ltd.	1,638	2,146
FreeSeas, Inc. (a)	36	14
Newlead Holdings Ltd. (a)	2,009	1,487
Rand Logistics, Inc. (a)	1,270	6,604
Star Bulk Carriers Corp. (a)	632	6,017
Ultrapetrol (Bahamas) Ltd. (a)(d)	6,995	23,713
		116,465
Professional Services - 0.4%
51job, Inc. sponsored ADR (a)(d)	457	33,672
Acacia Research Corp.	2,151	32,007
Advisory Board Co. (a)	1,570	101,610
Barrett Business Services, Inc.	330	27,892
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - continued
Corp. Resources Services, Inc. (a)(d)	6,035	$ 16,174
CRA International, Inc. (a)	576	10,639
Exponent, Inc.	720	55,706
Heidrick & Struggles International, Inc.	906	16,525
Hudson Global, Inc. (a)	1,171	4,005
Huron Consulting Group, Inc. (a)	1,001	59,499
ICF International, Inc. (a)	956	34,588
Kelly Services, Inc. Class A (non-vtg.)	1,934	44,946
Kforce, Inc.	2,040	41,167
Lightbridge Corp. (a)	860	1,419
Odyssey Marine Exploration, Inc. (a)(d)	4,702	9,639
Pendrell Corp. (a)	9,632	20,612
Resources Connection, Inc.	2,027	28,824
RPX Corp. (a)	2,128	35,155
Verisk Analytics, Inc. (a)	7,917	515,476
VSE Corp.	240	12,293
		1,101,848
Road & Rail - 0.6%
AMERCO	967	224,083
Arkansas Best Corp.	1,212	39,438
Avis Budget Group, Inc. (a)	5,120	188,723
Covenant Transport Group, Inc. Class A (a)	1,027	8,442
Heartland Express, Inc.	4,184	76,693
J.B. Hunt Transport Services, Inc.	5,592	420,462
Landstar System, Inc.	2,097	117,705
Marten Transport Ltd.	1,413	27,455
Old Dominion Freight Lines, Inc. (a)	4,038	208,078
P.A.M. Transportation Services, Inc.	775	14,423
Patriot Transportation Holding, Inc. (a)	523	22,363
Quality Distribution, Inc. (a)	1,014	12,401
Saia, Inc. (a)	1,144	39,731
Student Transportation, Inc.	5,996	37,695
U.S.A. Truck, Inc. (a)	504	7,122
Universal Truckload Services, Inc.	1,766	50,843
Vitran Corp., Inc. (a)	1,135	6,163
Werner Enterprises, Inc.	3,225	77,626
YRC Worldwide, Inc. (a)	470	4,230
		1,583,676
Trading Companies & Distributors - 0.4%
Aceto Corp.	1,158	24,932
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - continued
Beacon Roofing Supply, Inc. (a)	2,570	$ 95,553
DXP Enterprises, Inc. (a)	704	68,978
Fastenal Co.	14,110	656,538
General Finance Corp. (a)	1,625	10,156
H&E Equipment Services, Inc. (a)	1,548	44,164
HD Supply Holdings, Inc. (a)	9,063	190,957
Houston Wire & Cable Co.	929	12,542
Lawson Products, Inc. (a)	720	9,194
Rush Enterprises, Inc.:
Class A (a)	1,250	36,538
Class B (a)	748	18,625
Stock Building Supply Holdings, Inc.	1,058	19,372
Titan Machinery, Inc. (a)(d)	1,001	17,828
		1,205,377
Transportation Infrastructure - 0.0%
Grupo Aeroportuario Norte S.A.B. de CV ADR	239	6,565
Pingtan Marine Enterprise Ltd. (a)	5,512	17,914
		24,479
TOTAL INDUSTRIALS		12,877,866
INFORMATION TECHNOLOGY - 45.5%
Communications Equipment - 5.0%
ADTRAN, Inc.	2,924	75,088
Alliance Fiber Optic Products, Inc. (d)	988	14,573
Alvarion Ltd. (a)	339	237
Ambient Corp. (a)	720	1,706
Anaren, Inc. (a)	636	17,738
Arris Group, Inc. (a)	6,455	132,457
Aruba Networks, Inc. (a)	4,977	88,790
AudioCodes Ltd. (a)	2,376	15,587
Aviat Networks, Inc. (a)	3,628	9,179
Bel Fuse, Inc. Class B (non-vtg.)	443	10,069
Black Box Corp.	936	26,217
BlackBerry Ltd. (a)	24,824	157,136
Brocade Communications Systems, Inc. (a)	21,613	189,978
CalAmp Corp. (a)	1,485	37,036
Ceragon Networks Ltd. (a)	1,603	4,200
China TechFaith Wireless Communication Technology Ltd. sponsored ADR (a)	1,422	2,119
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Ciena Corp. (a)	4,887	$ 108,540
Cisco Systems, Inc.	251,893	5,352,726
Clearfield, Inc. (a)	789	14,036
CommScope Holding Co., Inc.	8,332	134,062
Communications Systems, Inc.	1,326	15,329
Comtech Telecommunications Corp.	742	23,848
Digi International, Inc. (a)	1,614	18,561
DragonWave, Inc. (a)	1,679	2,038
EchoStar Holding Corp. Class A (a)	1,836	91,892
EMCORE Corp. (a)(d)	4,023	21,121
EXFO, Inc. (sub. vtg.) (a)	1,087	5,831
Extreme Networks, Inc. (a)	4,224	29,357
F5 Networks, Inc. (a)	3,699	304,280
Finisar Corp. (a)	4,788	99,064
Gilat Satellite Networks Ltd. (a)	2,909	12,945
Globecomm Systems, Inc. (a)	865	12,205
Harmonic, Inc. (a)	4,745	36,537
Infinera Corp. (a)	5,929	55,140
InterDigital, Inc.	1,792	60,731
Ituran Location & Control Ltd.	930	18,442
Ixia (a)	3,600	46,764
JDS Uniphase Corp. (a)	11,308	137,279
KVH Industries, Inc. (a)	613	8,668
Meru Networks, Inc. (a)(d)	2,974	10,558
Mitel Networks, Inc. (a)(d)	2,387	20,528
NETGEAR, Inc. (a)	1,756	56,385
NumereX Corp. Class A (a)	999	13,477
Oclaro, Inc. (a)(d)	3,447	7,790
Oplink Communications, Inc. (a)	822	13,333
Parkervision, Inc. (a)(d)	4,903	20,495
PC-Tel, Inc.	1,338	13,273
Polycom, Inc. (a)	8,086	86,925
Procera Networks, Inc. (a)	648	9,895
QUALCOMM, Inc.	80,896	5,952,328
Radware Ltd. (a)	1,795	30,515
Riverbed Technology, Inc. (a)	8,088	139,922
ShoreTel, Inc. (a)	3,246	26,228
Sierra Wireless, Inc. (a)	2,064	39,530
Silicom Ltd.	414	18,411
Sonus Networks, Inc. (a)	15,850	46,124
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	8,681	108,599
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Tellabs, Inc.	16,767	$ 41,079
Tessco Technologies, Inc.	416	16,395
Ubiquiti Networks, Inc. (d)	4,199	165,441
UTStarcom Holdings Corp. (a)	1,663	4,540
ViaSat, Inc. (a)	2,197	132,193
Viewtran Group, Inc. (a)(d)	1,854	4,413
Westell Technologies, Inc. Class A (a)	3,333	13,899
Wi-Lan, Inc.	5,726	18,430
		14,402,212
Computers & Peripherals - 9.7%
Apple, Inc.	42,868	23,837,563
Astro-Med, Inc.	1,127	15,609
Avid Technology, Inc. (a)	1,860	16,461
Concurrent Computer Corp.	432	3,262
Cray, Inc. (a)	1,790	42,620
Datalink Corp. (a)	1,086	11,370
Dot Hill Systems Corp. (a)	4,092	10,476
Electronics for Imaging, Inc. (a)	2,529	100,148
Gaming & Leisure Properties (a)	4,194	193,427
Hutchinson Technology, Inc. (a)	1,266	3,861
Immersion Corp. (a)	1,602	19,641
Intevac, Inc. (a)	1,091	7,222
Logitech International SA	7,807	89,468
NetApp, Inc.	16,057	662,351
Novatel Wireless, Inc. (a)	2,396	5,175
OCZ Technology Group, Inc. (a)(d)	2,818	317
QLogic Corp. (a)	4,712	58,476
Qumu Corp. (a)	478	6,142
SanDisk Corp.	11,380	775,547
Seagate Technology	16,886	828,089
Silicon Graphics International Corp. (a)	1,212	16,144
Smart Technologies, Inc. Class A (a)	1,856	3,916
Stratasys Ltd. (a)(d)	2,288	269,458
Super Micro Computer, Inc. (a)	1,485	23,582
Western Digital Corp.	11,214	841,499
Xyratex Ltd.	1,410	14,551
		27,856,375
Electronic Equipment & Components - 1.2%
Agilysys, Inc. (a)	1,260	16,468
Audience, Inc. (a)	1,141	11,524
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
CDW Corp.	8,707	$ 194,166
Cognex Corp.	4,469	147,254
Coherent, Inc.	1,080	74,563
Control4 Corp. (d)	1,058	18,483
Daktronics, Inc.	2,112	32,314
DTS, Inc. (a)	726	16,255
Echelon Corp. (a)	2,196	5,073
Electro Rent Corp.	1,296	27,631
Electro Scientific Industries, Inc.	1,602	16,485
FARO Technologies, Inc. (a)	828	45,159
FEI Co.	1,978	180,097
Flextronics International Ltd. (a)	30,412	230,523
FLIR Systems, Inc.	6,960	206,503
GSI Group, Inc. (a)	1,800	19,764
HLS Systems International Ltd. (a)(d)	2,387	45,329
I. D. Systems Inc. (a)	721	4,485
Identive Group, Inc. (a)	3,715	2,340
Insight Enterprises, Inc. (a)	1,957	47,105
IPG Photonics Corp. (d)	2,556	185,361
Itron, Inc. (a)	1,849	78,305
Littelfuse, Inc.	1,164	101,210
LoJack Corp. (a)	1,261	5,094
Maxwell Technologies, Inc. (a)	1,314	10,446
Measurement Specialties, Inc. (a)	623	34,477
Mercury Systems, Inc. (a)	1,140	12,472
Mesa Laboratories, Inc.	164	13,573
MicroVision, Inc. (a)	514	678
Molex, Inc.	4,361	168,509
Molex, Inc. Class A (non-vtg.)	4,447	171,743
MTS Systems Corp.	692	48,253
Multi-Fineline Electronix, Inc. (a)	1,338	18,893
National Instruments Corp.	5,980	186,935
Neonode, Inc. (a)(d)	1,669	10,565
NetList, Inc. (a)	2,729	1,910
Newport Corp. (a)	1,464	25,108
Orbotech Ltd. (a)	1,692	23,671
OSI Systems, Inc. (a)	857	65,732
PC Connection, Inc.	829	18,014
PC Mall, Inc. (a)	1,609	15,286
Plexus Corp. (a)	1,679	67,781
RadiSys Corp. (a)	1,122	2,513
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - continued
Richardson Electronics Ltd.	578	$ 6,491
Rofin-Sinar Technologies, Inc. (a)	1,343	34,690
Sanmina Corp. (a)	3,697	57,230
ScanSource, Inc. (a)	1,446	60,718
Speed Commerce, Inc. (a)	1,747	6,883
Tech Data Corp. (a)	1,746	90,513
Trimble Navigation Ltd. (a)	12,435	396,677
TTM Technologies, Inc. (a)	3,487	33,824
Uni-Pixel, Inc. (a)(d)	523	6,731
Universal Display Corp. (a)(d)	2,216	80,020
Viasystems Group, Inc. (a)	849	12,608
Zygo Corp. (a)	1,207	19,034
		3,413,469
Internet Software & Services - 10.4%
21Vianet Group, Inc. ADR (a)	1,415	25,258
Akamai Technologies, Inc. (a)	8,453	378,018
Angie's List, Inc. (a)	3,098	40,336
Autobytel, Inc. (a)	420	5,208
Baidu.com, Inc. sponsored ADR (a)	12,950	2,157,082
Bazaarvoice, Inc. (a)(d)	3,294	26,023
Benefitfocus, Inc.	1,480	71,499
Blucora, Inc. (a)	1,680	48,854
Brightcove, Inc. (a)	2,329	33,142
Carbonite, Inc. (a)	1,236	15,326
China Finance Online Co. Ltd. ADR (a)	1,098	4,425
ChinaCache International Holdings Ltd. sponsored ADR (a)	270	2,012
comScore, Inc. (a)	1,987	54,066
Constant Contact, Inc. (a)	1,440	39,413
Cornerstone OnDemand, Inc. (a)	2,629	132,554
CoStar Group, Inc. (a)	1,297	241,553
Criteo SA sponsored ADR	370	13,357
DealerTrack Holdings, Inc. (a)	1,935	80,883
Digital River, Inc. (a)	1,824	32,595
E2open, Inc. (a)	1,090	24,285
EarthLink, Inc.	5,346	29,136
eBay, Inc. (a)	61,029	3,083,185
eGain Communications Corp. (a)	1,116	12,845
Endurance International Group Holdings, Inc. (d)	5,823	83,211
Equinix, Inc. (a)	2,358	378,931
Facebook, Inc. Class A (a)	85,593	4,023,727
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
GigaMedia Ltd. (a)	2,557	$ 2,583
Global Eagle Entertainment, Inc. (a)	2,821	43,302
Gogo, Inc. (d)	3,839	102,386
Google, Inc. Class A (a)	12,942	13,713,214
IAC/InterActiveCorp	3,640	208,244
Internap Network Services Corp. (a)	2,743	21,094
Internet Initiative Japan, Inc. sponsored ADR	533	7,878
iPass, Inc. (a)	4,525	7,828
j2 Global, Inc.	2,061	98,866
Limelight Networks, Inc. (a)	7,853	16,099
Liquidity Services, Inc. (a)(d)	1,428	33,087
LivePerson, Inc. (a)	2,754	33,847
LogMeIn, Inc. (a)	1,262	43,539
Marchex, Inc. Class B	2,148	20,148
Marketo, Inc.	1,576	45,862
Mediabistro, Inc. (a)	290	1,044
MercadoLibre, Inc. (d)	2,058	227,841
Move, Inc. (a)	1,854	28,644
Net Element International, Inc. (a)(d)	1,166	3,125
NetEase.com, Inc. sponsored ADR	3,534	253,777
NIC, Inc.	3,512	85,623
OpenTable, Inc. (a)	1,138	95,103
Perficient, Inc. (a)	1,819	39,436
Points International Ltd. (a)	958	25,013
QuinStreet, Inc. (a)	2,101	18,384
RealNetworks, Inc. (a)	1,661	12,939
Rediff.com India Ltd. sponsored ADR (a)	720	1,591
Reis, Inc. (a)	450	8,042
Remark Media, Inc. (a)	210	1,065
Responsys, Inc. (a)	2,075	35,088
Rocket Fuel, Inc. (d)	1,482	70,751
SciQuest, Inc. (a)	959	26,814
Sify Technologies Ltd. sponsored ADR (a)	2,088	4,072
SINA Corp. (a)	3,074	236,913
Sohu.com, Inc. (a)	1,772	119,415
SPS Commerce, Inc. (a)	635	41,764
Stamps.com, Inc. (a)	810	37,317
Support.com, Inc. (a)	3,294	13,176
Synacor, Inc. (a)	4,166	11,665
TechTarget, Inc. (a)	1,800	10,872
TheStreet.com, Inc. (a)	3,216	7,075
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Travelzoo, Inc. (a)	901	$ 19,353
United Online, Inc.	555	8,786
Unwired Planet, Inc.	4,556	6,925
ValueClick, Inc. (a)	3,702	79,223
Velti PLC (a)	3,197	293
VeriSign, Inc. (a)(d)	6,833	388,524
VistaPrint Ltd. (a)(d)	1,542	88,411
Vocus, Inc. (a)	983	9,791
Web.com Group, Inc. (a)(d)	2,222	63,438
WebMD Health Corp. (a)	1,898	73,396
Wix.com Ltd. (a)	1,694	34,727
Xoom Corp.	1,433	39,601
Yahoo!, Inc. (a)	47,940	1,772,821
Yandex NV (a)	10,967	435,938
YY, Inc. ADR (a)	888	44,737
Zillow, Inc. (a)(d)	1,544	121,389
Zix Corp. (a)	2,668	12,353
		30,051,156
IT Services - 2.1%
Acxiom Corp. (a)	3,490	116,147
Automatic Data Processing, Inc.	22,760	1,821,255
Blackhawk Network Holdings, Inc.	1,064	24,249
Cardtronics, Inc. (a)	2,148	91,483
Cass Information Systems, Inc.	558	35,015
China Information Technology, Inc. (a)	1,139	5,923
Cognizant Technology Solutions Corp. Class A (a)	14,287	1,341,406
Computer Task Group, Inc.	858	16,336
CSG Systems International, Inc.	1,626	46,943
Euronet Worldwide, Inc. (a)	2,382	115,408
ExlService Holdings, Inc. (a)	1,737	45,787
Fiserv, Inc. (a)	6,096	669,889
Forrester Research, Inc.	1,170	46,777
Hackett Group, Inc.	2,034	12,713
iGATE Corp. (a)	2,449	81,993
Information Services Group, Inc. (a)	1,495	6,130
Innodata, Inc. (a)	1,513	3,888
Jack Henry & Associates, Inc.	4,069	230,997
Lionbridge Technologies, Inc. (a)	2,575	14,652
ManTech International Corp. Class A	959	27,590
Mattersight Corp. (a)	1,782	8,554
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
ModusLink Global Solutions, Inc. (a)	1,998	$ 7,772
MoneyGram International, Inc. (a)	2,520	53,147
NCI, Inc. Class A (a)	587	3,827
Pactera Technology International Ltd. ADR	4,135	29,110
Paychex, Inc.	17,226	753,293
PFSweb, Inc. (a)	487	4,256
Planet Payment, Inc. (a)	4,979	11,701
PRG-Schultz International, Inc. (a)	2,076	13,660
QIWI PLC Class B sponsored ADR	842	39,389
Sapient Corp. (a)	6,638	104,416
ServiceSource International, Inc. (a)	3,119	30,285
Sykes Enterprises, Inc. (a)	2,052	45,431
Syntel, Inc.	1,949	172,233
Teletech Holdings, Inc. (a)	2,657	68,232
Virtusa Corp. (a)	1,198	42,277
		6,142,164
Office Electronics - 0.0%
Zebra Technologies Corp. Class A (a)	2,253	116,796
Semiconductors & Semiconductor Equipment - 7.5%
Advanced Energy Industries, Inc. (a)	1,800	42,876
Aixtron AG sponsored ADR (a)	224	3,100
Alpha & Omega Semiconductor Ltd. (a)	1,382	10,711
Altera Corp.	15,424	497,424
Ambarella, Inc. (a)	1,338	33,182
Amkor Technology, Inc. (a)	13,081	78,486
Amtech Systems, Inc. (a)	479	3,660
ANADIGICS, Inc. (a)	3,618	6,947
Analog Devices, Inc.	14,773	712,354
Applied Materials, Inc.	56,748	981,740
Applied Micro Circuits Corp. (a)	2,903	36,433
ARM Holdings PLC sponsored ADR	5,642	281,536
ASM International NV (depositary receipt)	253	8,597
ASML Holding NV	4,866	454,387
Atmel Corp. (a)	19,643	150,269
ATMI, Inc. (a)	1,549	47,399
Avago Technologies Ltd.	11,492	514,037
Axcelis Technologies, Inc. (a)	5,473	12,205
AXT, Inc. (a)	2,385	5,629
Broadcom Corp. Class A	24,625	657,241
Brooks Automation, Inc.	3,393	35,864
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Cabot Microelectronics Corp. (a)	1,176	$ 53,002
Camtek Ltd. (a)	1,783	7,328
Canadian Solar, Inc. (a)	2,387	69,557
Cavium, Inc. (a)	2,208	79,930
Ceva, Inc. (a)	1,260	20,147
China Sunergy Co. Ltd. ADR (a)	527	3,225
ChipMOS TECHNOLOGIES (Bermuda) Ltd.	1,294	26,501
Cirrus Logic, Inc. (a)	2,902	58,562
Cohu, Inc.	1,062	10,524
Cree, Inc. (a)	5,599	312,424
Cypress Semiconductor Corp.	7,668	74,303
Diodes, Inc. (a)	1,950	39,839
DSP Group, Inc. (a)	1,566	13,843
Entegris, Inc. (a)	6,264	68,779
Entropic Communications, Inc. (a)	3,897	19,329
EZchip Semiconductor Ltd. (a)	1,224	29,462
Fairchild Semiconductor International, Inc. (a)	5,717	72,777
First Solar, Inc. (a)(d)	4,629	276,907
FormFactor, Inc. (a)	2,225	12,060
GSI Technology, Inc. (a)	1,463	10,124
GT Advanced Technologies, Inc. (a)(d)	5,925	58,124
Hanwha Solarone Co. Ltd. ADR (a)(d)	2,148	7,497
Himax Technologies, Inc. sponsored ADR (d)	4,213	42,130
Hittite Microwave Corp. (a)	1,369	86,562
Ikanos Communications, Inc. (a)	2,232	3,036
Integrated Device Technology, Inc. (a)	8,011	79,469
Integrated Silicon Solution, Inc. (a)	1,212	14,350
Intel Corp.	234,622	5,593,388
Intermolecular, Inc. (a)	1,800	10,260
Intersil Corp. Class A	5,928	62,363
IXYS Corp.	1,950	24,005
JA Solar Holdings Co. Ltd. ADR (a)(d)	1,147	10,839
KLA-Tencor Corp.	7,699	491,735
Kopin Corp. (a)	3,966	16,181
Kulicke & Soffa Industries, Inc. (a)	4,293	54,178
Lam Research Corp. (a)	7,616	396,870
Lattice Semiconductor Corp. (a)	5,869	32,690
Linear Technology Corp.	11,405	485,283
LSI Corp.	25,079	202,388
LTX-Credence Corp. (a)	2,434	17,573
M/A-COM Technology Solutions, Inc. (a)	2,024	32,384
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Marvell Technology Group Ltd.	23,746	$ 337,906
Mattson Technology, Inc. (a)	2,611	6,997
Maxim Integrated Products, Inc.	13,674	389,436
Mellanox Technologies Ltd. (a)(d)	2,036	79,282
Micrel, Inc.	2,871	27,877
Microchip Technology, Inc.	9,643	417,445
Micron Technology, Inc. (a)	48,697	1,027,507
Microsemi Corp. (a)	4,818	117,704
Mindspeed Technologies, Inc. (a)	1,412	7,102
MKS Instruments, Inc.	2,351	69,989
Monolithic Power Systems, Inc.	1,662	55,511
Montage Tech Group Ltd.	1,695	30,680
MoSys, Inc. (a)	1,836	8,648
Nanometrics, Inc. (a)	960	18,125
Nova Measuring Instruments Ltd. (a)	1,315	11,901
NVE Corp. (a)	433	24,677
NVIDIA Corp.	27,619	430,856
NXP Semiconductors NV (a)	11,586	492,405
O2Micro International Ltd. sponsored ADR (a)	1,950	5,421
Omnivision Technologies, Inc. (a)	2,521	40,412
ON Semiconductor Corp. (a)	22,457	159,220
PDF Solutions, Inc. (a)	1,620	37,584
Peregrine Semiconductor Corp. (a)(d)	1,350	12,461
Pericom Semiconductor Corp. (a)	1,626	15,512
Photronics, Inc. (a)	2,683	23,181
Pixelworks, Inc. (a)	715	3,032
PLX Technology, Inc. (a)	2,521	16,992
PMC-Sierra, Inc. (a)	8,483	50,898
Power Integrations, Inc.	1,296	69,284
QuickLogic Corp. (a)(d)	1,855	6,196
Rambus, Inc. (a)	5,349	45,948
RDA Microelectronics, Inc. sponsored ADR	1,144	20,157
RF Micro Devices, Inc. (a)	13,380	70,646
Rubicon Technology, Inc. (a)	1,140	11,605
Rudolph Technologies, Inc. (a)	1,302	14,648
SemiLEDs Corp. (a)	1,319	1,398
Semtech Corp. (a)	3,120	92,726
Sigma Designs, Inc. (a)	1,374	7,708
Silicon Image, Inc. (a)	3,912	21,203
Silicon Laboratories, Inc. (a)	1,958	76,460
Silicon Motion Technology Corp. sponsored ADR	1,477	22,052
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Siliconware Precision Industries Co. Ltd. sponsored ADR	4,490	$ 26,311
Skyworks Solutions, Inc. (a)	9,246	245,851
Spreadtrum Communications, Inc. ADR	2,016	61,710
SunPower Corp. (a)(d)	5,779	175,335
Supertex, Inc.	590	15,311
Synaptics, Inc. (a)	1,620	81,826
Tessera Technologies, Inc.	2,184	43,680
Texas Instruments, Inc.	51,776	2,226,368
Tower Semiconductor Ltd. (a)	799	3,356
TriQuint Semiconductor, Inc. (a)	7,705	60,715
Ultra Clean Holdings, Inc. (a)	1,279	12,739
Ultratech, Inc. (a)	1,193	31,567
Veeco Instruments, Inc. (a)	1,802	58,060
Xilinx, Inc.	12,546	557,419
		21,533,045
Software - 9.6%
Accelrys, Inc. (a)	2,767	26,923
ACI Worldwide, Inc. (a)	1,926	124,285
Activision Blizzard, Inc.	32,688	562,560
Actuate Corp. (a)	2,088	16,412
Adobe Systems, Inc. (a)	23,793	1,350,967
Advent Software, Inc.	2,520	88,578
Allot Communications Ltd. (a)(d)	2,256	29,418
American Software, Inc. Class A	2,829	27,300
ANSYS, Inc. (a)	4,308	369,066
AsiaInfo-Linkage, Inc. (a)	3,459	40,367
Aspen Technology, Inc. (a)	4,277	169,070
Autodesk, Inc. (a)	10,515	475,804
AutoNavi Holdings Ltd. ADR (a)(d)	1,044	15,848
Blackbaud, Inc.	1,950	70,532
BluePhoenix Solutions Ltd. (a)	378	1,773
Bottomline Technologies, Inc. (a)	1,866	64,508
BroadSoft, Inc. (a)	1,270	33,744
CA Technologies, Inc.	21,768	718,344
Cadence Design Systems, Inc. (a)	13,394	177,471
Callidus Software, Inc. (a)	1,952	21,316
Changyou.com Ltd. (A Shares) ADR (a)	446	12,559
Check Point Software Technologies Ltd. (a)	9,253	572,391
Cinedigm Corp. (a)	4,257	9,791
Citrix Systems, Inc. (a)	8,908	528,423
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
ClickSoftware Technologies Ltd.	1,322	$ 9,479
CommVault Systems, Inc. (a)	2,124	158,981
Compuware Corp.	9,694	106,537
Comverse, Inc.	959	32,127
Concur Technologies, Inc. (a)	2,716	263,696
Covisint Corp.	1,694	21,497
Datawatch Corp. (a)	820	30,233
Descartes Systems Group, Inc. (a)	3,128	42,480
Digimarc Corp.	468	8,766
Ebix, Inc.	1,542	21,480
Electronic Arts, Inc. (a)	14,217	315,333
Envivio, Inc. (a)	1,810	5,321
EPIQ Systems, Inc.	1,800	30,114
ePlus, Inc.	344	18,583
FalconStor Software, Inc. (a)	3,043	4,504
FireEye, Inc.	5,569	213,683
Fortinet, Inc. (a)	7,845	134,150
Glu Mobile, Inc. (a)	3,352	12,335
Guidance Software, Inc. (a)	1,550	14,338
Informatica Corp. (a)	4,919	190,906
Interactive Intelligence Group, Inc. (a)	884	57,495
Intuit, Inc.	14,107	1,047,163
Jive Software, Inc. (a)	2,991	33,170
KongZhong Corp. sponsored ADR (a)	1,198	9,380
Magic Software Enterprises Ltd.	508	3,327
Majesco Entertainment Co. (a)	2,910	1,746
Manhattan Associates, Inc. (a)	1,000	120,260
Mentor Graphics Corp.	4,982	112,220
MICROS Systems, Inc. (a)(d)	3,718	199,731
Microsoft Corp.	393,198	14,992,640
MicroStrategy, Inc. Class A (a)	414	53,543
Mitek Systems, Inc. (a)	1,124	7,857
Monotype Imaging Holdings, Inc.	1,860	57,939
Net 1 UEPS Technologies, Inc. (a)	2,399	19,648
NetScout Systems, Inc. (a)	2,039	62,047
NICE Systems Ltd. sponsored ADR	1,896	74,627
Nuance Communications, Inc. (a)	14,860	200,907
Open Text Corp.	2,906	248,660
Parametric Technology Corp. (a)	5,624	183,005
Pegasystems, Inc.	1,633	82,222
Perfect World Co. Ltd. sponsored ADR Class B	1,890	35,853
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
Progress Software Corp. (a)	2,613	$ 68,826
Proofpoint, Inc. (a)	1,544	47,092
QAD, Inc.:
Class A	556	9,496
Class B	198	2,762
QLIK Technologies, Inc. (a)	4,260	106,841
Qualys, Inc. (a)	1,712	42,321
RealPage, Inc. (a)	4,264	95,556
Rovi Corp. (a)	5,131	94,410
Sapiens International Corp. NV	2,780	19,627
SeaChange International, Inc. (a)	1,572	23,328
Shanda Games Ltd. sponsored ADR (a)	4,496	18,254
Smith Micro Software, Inc. (a)	1,603	2,260
Splunk, Inc. (a)	4,763	343,698
SS&C Technologies Holdings, Inc. (a)	4,065	175,242
Symantec Corp.	32,779	737,200
Synchronoss Technologies, Inc. (a)	1,686	53,497
Synopsys, Inc. (a)	7,720	282,784
Take-Two Interactive Software, Inc. (a)	4,378	71,624
Tangoe, Inc. (a)	1,579	24,853
TeleCommunication Systems, Inc. Class A (a)	1,800	4,158
TeleNav, Inc. (a)	2,117	14,904
The9 Ltd. sponsored ADR (a)	942	2,440
TIBCO Software, Inc. (a)	7,917	191,354
TigerLogic Corp. (a)	1,182	2,340
TiVo, Inc. (a)	5,462	70,077
Trunkbow International Holdings Ltd. (a)(d)	1,406	1,645
Ultimate Software Group, Inc. (a)	1,366	214,039
Vasco Data Security International, Inc. (a)	3,916	30,153
Verint Systems, Inc. (a)	2,594	98,364
Voltari Corp. (a)	201	836
Vringo, Inc. (a)(d)	4,457	14,218
Wave Systems Corp. Class A (a)(d)	963	1,107
Zynga, Inc. (a)	28,437	123,701
		27,734,440
TOTAL INFORMATION TECHNOLOGY		131,249,657
MATERIALS - 0.8%
Chemicals - 0.4%
A. Schulman, Inc.	1,558	53,284
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Advanced Emissions Solutions, Inc. (a)	367	$ 21,282
American Pacific Corp. (a)	630	26,051
Balchem Corp.	1,440	85,176
Gulf Resources, Inc. (a)	1,404	3,636
Hawkins, Inc.	363	13,707
Innophos Holdings, Inc.	972	46,637
Innospec, Inc.	1,224	59,621
Landec Corp. (a)	1,284	15,074
Marrone Bio Innovations, Inc.	1,892	28,210
Material Sciences Corp. (a)	684	6,833
Methanex Corp.	4,668	286,701
Penford Corp. (a)	569	6,993
Senomyx, Inc. (a)	1,801	7,582
Sigma Aldrich Corp.	5,653	487,515
Yongye International, Inc. (a)	2,559	16,147
Zoltek Companies, Inc. (a)	1,536	25,697
		1,190,146
Construction Materials - 0.0%
CaesarStone Sdot-Yam Ltd.	1,428	70,186
U.S. Concrete, Inc. (a)	868	20,198
United States Lime & Minerals, Inc. (a)	163	9,407
		99,791
Containers & Packaging - 0.1%
AEP Industries, Inc. (a)	360	18,562
Silgan Holdings, Inc.	3,118	145,767
		164,329
Metals & Mining - 0.3%
Century Aluminum Co. (a)	4,159	37,431
China Gerui Adv Mat Group Ltd. (a)	1,880	2,331
China Natural Resources, Inc. (a)	978	4,010
China Precision Steel, Inc. (a)(d)	189	257
Globe Specialty Metals, Inc.	3,308	58,882
Handy & Harman Ltd. (a)	959	23,524
Haynes International, Inc.	522	28,303
Horsehead Holding Corp. (a)	1,876	28,084
Kaiser Aluminum Corp.	983	66,176
Olympic Steel, Inc.	576	16,168
Pan American Silver Corp.	7,185	77,526
Randgold Resources Ltd. sponsored ADR	2,444	172,913
Royal Gold, Inc.	2,979	134,323
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Schnitzer Steel Industries, Inc. Class A	1,037	$ 31,769
Silver Standard Resources, Inc. (a)	3,979	23,755
SinoCoking Coal and Coke Chemical Industries, Inc. (a)	900	1,017
Steel Dynamics, Inc.	10,198	185,808
Sutor Technology Group Ltd. (a)	2,370	4,361
Universal Stainless & Alloy Products, Inc. (a)	316	11,487
		908,125
Paper & Forest Products - 0.0%
Mercer International, Inc. (SBI) (a)	2,711	25,755
Pope Resources, Inc. LP	312	20,823
		46,578
TOTAL MATERIALS		2,408,969
TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 0.4%
8x8, Inc. (a)	3,927	40,919
Alaska Communication Systems Group, Inc. (a)	2,460	5,437
Atlantic Tele-Network, Inc.	659	36,950
B Communications Ltd.	1,262	21,656
Cbeyond, Inc. (a)	1,320	7,326
Cogent Communications Group, Inc.	2,124	82,857
Consolidated Communications Holdings, Inc.	1,919	37,085
FairPoint Communications, Inc. (a)	1,124	10,453
Frontier Communications Corp. (d)	46,800	219,024
General Communications, Inc. Class A (a)	1,765	17,562
Hawaiian Telcom Holdco, Inc. (a)	419	12,708
HickoryTech Corp.	684	9,364
Hong Kong Television Network Ltd. sponsored ADR	672	3,541
inContact, Inc. (a)	3,012	22,590
Inteliquent, Inc.	1,550	17,965
Internet Gold Golden Lines Ltd. (a)	864	9,202
Iridium Communications, Inc. (a)	2,942	18,093
Lumos Networks Corp.	1,085	25,020
ORBCOMM, Inc. (a)	3,583	22,286
Towerstream Corp. (a)	1,902	4,451
TW Telecom, Inc. (a)	6,864	194,388
VocalTec Communications Ltd. (a)	837	9,600
Windstream Holdings, Inc. (d)	29,453	237,686
		1,066,163
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 1.2%
America Movil S.A.B. de CV Series A sponsored ADR	709	$ 16,484
Boingo Wireless, Inc. (a)	1,494	9,756
Leap Wireless International, Inc. (a)	3,390	56,308
NII Holdings, Inc. (a)(d)	8,024	20,381
NTELOS Holdings Corp.	1,085	23,230
Partner Communications Co. Ltd. ADR (a)	690	6,569
SBA Communications Corp. Class A (a)	5,977	509,061
Shenandoah Telecommunications Co.	1,068	26,679
U.S.A. Mobility, Inc.	1,080	15,865
VimpelCom Ltd. sponsored ADR	78,679	966,178
Vodafone Group PLC sponsored ADR	47,360	1,756,582
		3,407,093
TOTAL TELECOMMUNICATION SERVICES		4,473,256
UTILITIES - 0.1%
Electric Utilities - 0.1%
MGE Energy, Inc.	975	54,551
Otter Tail Corp.	1,711	50,577
		105,128
Gas Utilities - 0.0%
Delta Natural Gas Co., Inc.	579	12,871
Independent Power Producers & Energy Traders - 0.0%
Pattern Energy Group, Inc.	1,694	41,317
Synthesis Energy Systems, Inc. (a)	1,877	1,276
		42,593
Water Utilities - 0.0%
Artesian Resources Corp. Class A	450	10,665
Cadiz, Inc. (a)(d)	1,413	8,351
Connecticut Water Service, Inc.	558	19,391
Consolidated Water Co., Inc.	846	10,634
Middlesex Water Co.	1,478	32,486
Tri-Tech Holding, Inc. (a)	309	433
York Water Co.	510	11,164
		93,124
TOTAL UTILITIES		253,716
TOTAL COMMON STOCKS (Cost $228,006,321)		287,729,890
Money Market Funds - 3.3%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (b)	131,933	$ 131,933
Fidelity Securities Lending Cash Central Fund, 0.10% (b)(c)	9,443,421	9,443,421
TOTAL MONEY MARKET FUNDS (Cost $9,575,354)		9,575,354
TOTAL INVESTMENT PORTFOLIO - 103.2% (Cost $237,581,675)		297,305,244
NET OTHER ASSETS (LIABILITIES) - (3.2)%		(9,175,598)
NET ASSETS - 100%		$ 288,129,646
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 320
Fidelity Securities Lending Cash Central Fund	171,704
Total	$ 172,024
Other Information

The following is a summary of the inputs used, as of November 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 58,543,720	$ 58,543,720	$ -	$ -
Consumer Staples	11,341,412	11,341,412	-	-
Energy	3,612,855	3,610,034	-	2,821
Financials	20,041,614	20,041,263	351	-
Health Care	42,926,825	42,926,818	-	7
Industrials	12,877,866	12,877,866	-	-
Information Technology	131,249,657	131,249,657	-	-
Materials	2,408,969	2,408,969	-	-
Telecommunication Services	4,473,256	4,473,256	-	-
Utilities	253,716	253,716	-	-
Money Market Funds	9,575,354	9,575,354	-	-
Total Investments in Securities:	$ 297,305,244	$ 297,302,065	$ 351	$ 2,828

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2013

Assets
Investment in securities, at value (including securities loaned of $9,169,868) - See accompanying schedule: Unaffiliated issuers (cost $228,006,321)	$ 287,729,890
Fidelity Central Funds (cost $9,575,354)	9,575,354
Total Investments (cost $237,581,675)		$ 297,305,244
Cash		30,853
Receivable for investments sold		29,528
Dividends receivable		382,977
Distributions receivable from Fidelity Central Funds		16,034
Prepaid expenses		804
Receivable from investment adviser for expense reductions		63,836
Total assets		297,829,276

Liabilities
Accrued management fee	$ 54,254
Distribution and service plan fees payable	58,366
Other affiliated payables	8,794
Other payables and accrued expenses	134,795
Collateral on securities loaned, at value	9,443,421
Total liabilities		9,699,630

Net Assets		$ 288,129,646
Net Assets consist of:
Paid in capital		$ 229,522,991
Undistributed net investment income		576,447
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,693,360)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		59,723,568
Net Assets, for 1,800,000 shares outstanding		$ 288,129,646
Net Asset Value, offering price and redemption price per share ($288,129,646 ÷ 1,800,000 shares)		$ 160.07

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2013

Investment Income
Dividends		$ 3,290,473
Income from Fidelity Central Funds		172,024
Total income		3,462,497

Expenses
Management fee	$ 536,688
Transfer agent fees	96,796
Distribution and service plan fees	201,240
Licensing fees	134,160
Accounting and security lending fees	87,493
Independent trustees' compensation	1,167
Audit	72,141
Legal	623
Miscellaneous	8,507
Total expenses before reductions	1,138,815
Expense reductions	(544,559)	594,256
Net investment income (loss)		2,868,241
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,943,128
In-Kind redemptions	40,200,682
Foreign currency transactions	(5)
Total net realized gain (loss)		42,143,805
Change in net unrealized appreciation (depreciation) on: Investment securities	23,614,914
Assets and liabilities in foreign currencies	(4)
Total change in net unrealized appreciation (depreciation)		23,614,910
Net gain (loss)		65,758,715
Net increase (decrease) in net assets resulting from operations		$ 68,626,956

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2013	Year ended November 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,868,241	$ 2,093,192
Net realized gain (loss)	42,143,805	4,461,587
Change in net unrealized appreciation (depreciation)	23,614,910	19,273,245
Net increase (decrease) in net assets resulting from operations	68,626,956	25,828,024
Distributions to shareholders from net investment income	(2,596,000)	(1,832,000)
Share transactions Proceeds from sales of shares	127,178,516	11,081,070
Cost of shares redeemed	(83,472,013)	(11,907,676)
Net increase (decrease) in net assets resulting from share transactions	43,706,503	(826,606)
Total increase (decrease) in net assets	109,737,459	23,169,418

Net Assets
Beginning of period	178,392,187	155,222,769
End of period (including undistributed net investment income of $576,447 and undistributed net investment income of $610,106, respectively)	$ 288,129,646	$ 178,392,187
Other Information Shares
Sold	900,000	100,000
Redeemed	(600,000)	(100,000)
Net increase (decrease)	300,000	-

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 118.93	$ 103.48	$ 98.68	$ 84.65	$ 60.62
Income from Investment Operations
Net investment income (loss) B	1.75	1.35	.93	.71	.55
Net realized and unrealized gain (loss)	41.06	15.29	4.74	13.92	23.95
Total from investment operations	42.81	16.64	5.67	14.63	24.50
Distributions from net investment income	(1.67)	(1.19)	(.87)	(.60)	(.47)
Net asset value, end of period	$ 160.07	$ 118.93	$ 103.48	$ 98.68	$ 84.65
Total Return A	36.35%	16.13%	5.75%	17.35%	40.62%
Ratios to Average Net Assets C, E
Expenses before reductions	.51%	.52%	.53%	.58%	.65%
Expenses net of fee waivers, if any	.26%	.30%	.30%	.30%	.30%
Expenses net of all reductions	.26%	.30%	.30%	.30%	.30%
Net investment income (loss)	1.28%	1.16%	.88%	.78%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 288,130	$ 178,392	$ 155,223	$ 148,024	$ 126,970
Portfolio turnover rate D, F	10%	10%	6%	6%	7%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2013

1. Organization.

Fidelity Nasdaq Composite Index Tracking Stock (the Fund) is an exchange-traded fund of Fidelity Commonwealth Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2013 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Realized gain or loss resulting from in-kind redemptions is not taxable to the Fund and is not distributed to shareholders of the Fund. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 73,621,049
Gross unrealized depreciation	(13,879,534)
Net unrealized appreciation (depreciation) on securities and other investments	$ 59,741,515

Tax Cost	$ 237,563,729

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 729,577
Capital loss carryforward	$ (1,711,307)
Net unrealized appreciation (depreciation)	$ 59,741,514

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (138,663)
2017	(1,453,838)
2018	(118,806)
Total capital loss carryforward	$ (1,711,307)

The tax character of distributions paid was as follows:

	November 30, 2013	November 30, 2012
Ordinary Income	$ 2,596,000	$ 1,832,000

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $23,540,237 and $22,970,340, respectively.

Securities received and delivered in-kind through subscriptions and redemptions totaled $126,877,626 and $83,295,532, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .24% of the Fund's average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted a Distribution and Service Plan. The Fund pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a distribution fee based on .09% of the Fund's average net assets. FDC pays these fees to NASDAQ OMX Group for marketing services provided to the Fund. The Fund does not pay a service fee.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Licensing Fees. Under the terms of a license agreement, the investment adviser pays NASDAQ OMX Group an annual licensing fee for the use of the NASDAQ Composite Index. The investment adviser has entered into a sub-license agreement with the Fund whereby the Fund pays the investment adviser the amount of the license fee at the rate of up to .06% of the Fund's average net assets.

6. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $171,704.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

The investment adviser contractually agreed to waive expenses of the Fund to the extent annual operating expenses exceeded .21% of average net assets. During the period, these levels ranged between .30% and .21%. The expense limitation effective August 1, 2013 was .21%. This reimbursement will remain in place through January 31, 2015. Some expenses, for example interest expense, are excluded from this waiver. During the period this waiver reduced the Fund's expenses by $544,527.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $32.

8. Share Transactions.

The Fund issues and redeems shares at Net Asset Value only with certain authorized participants in large increments known as Creation Units. Purchases of Creation Units are made by tendering a basket of designated stocks to the Fund and redemption proceeds are paid with a basket of securities from the Fund's portfolio with a balancing cash component to equate the market value of the basket of securities delivered or redeemed to the NAV per Creation Unit on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery. The Fund's shares are available in smaller increments to investors in the secondary market at market prices and may be subject to commissions. Authorized participants pay a transaction fee to the shareholder servicing agent when purchasing and redeeming Creation Units of the Fund. The transaction fee is used to defray the costs associated with the issuance and redemption of Creation Units.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and the Shareholders of Fidelity Nasdaq Composite Index Tracking Stock:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Nasdaq Composite Index Tracking Stock (a fund of Fidelity Commonwealth Trust) at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Nasdaq Composite Index Tracking Stock's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 17, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-FIDELITY.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund designates 94% for December, and 100% for March, June, and September of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Nasdaq Composite Index Tracking Stock

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering pricing and bookkeeping and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally transfer agents, custodians, and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against the securities market index the fund seeks to track. The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to a fund's benchmark index, over appropriate time periods taking into account relevant factors including the following:  general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; securities lending revenues; and fund cash flows and other factors.

Annual Report

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and its benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group comparison is not shown below.

Fidelity Nasdaq Composite Index Tracking Stock

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 25% means that 75% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Nasdaq Composite Index Tracking Stock

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked equal to its competitive median for 2012.

The Board further considered that FMR contractually agreed to waive the fund's expenses to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed 0.30% through January 31, 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Geode Capital Management, LLC

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

JPMorgan Chase Bank
New York, NY

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

The Fidelity Telephone Connection

1-800-FIDELITY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ETF-UANN-0114
1.795568.110

Item 2. Code of Ethics

As of the end of the period, November 30, 2013, Fidelity Commonwealth Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Nasdaq Composite Index Fund and Fidelity Series 100 Index Fund (the "Funds"):

Services Billed by Deloitte Entities

November 30, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Nasdaq Composite Index Fund	$44,000	$-	$6,000	$600
Fidelity Series 100 Index Fund	$53,000	$-	$5,800	$1,000

November 30, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Nasdaq Composite Index Fund	$41,000	$-	$5,700	$400
Fidelity Series 100 Index Fund	$49,000	$-	$5,700	$1,400

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Nasdaq Composite Index Tracking Stock (the "Fund"):

Services Billed by PwC

November 30, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Nasdaq Composite Index Tracking Stock	$66,000	$-	$4,400	$1,600

November 30, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Nasdaq Composite Index Tracking Stock	$64,000	$-	$4,300	$1,600

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	November 30, 2013A	November 30, 2012A
Audit-Related Fees	$795,000	$880,000
Tax Fees	$-	$-
All Other Fees	$795,000	$955,000

A Amounts may reflect rounding.

Services Billed by PwC

	November 30, 2013A	November 30, 2012A
Audit-Related Fees	$4,860,000	$5,130,000
Tax Fees	$-	$-
All Other Fees	$50,000	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	November 30, 2013 A	November 30, 2012 A
PwC	$5,445,000	$6,045,000
Deloitte Entities	$1,725,000	$1,885,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Fidelity Commonwealth Trust: Fidelity Nasdaq Composite Index Tracking Stock:

The Board of Trustees of Fidelity Commonwealth Trust: Fidelity Nasdaq Composite Index Tracking Stock has established a separately-designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. As of November 30, 2013, the members of the audit committee were Joseph Mauriello, Alan J. Lacy and Robert W. Selander.

Fidelity Commonwealth Trust: Fidelity Nasdaq Composite Index Fund:

Fidelity Commonwealth Trust: Fidelity Series 100 Index Fund:

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Commonwealth Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 27, 2014
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	January 27, 2014